UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Time Warner Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 5, 2010

Dear Fellow Stockholder:

You’re cordially invited to attend Time Warner Inc.’s 2010 Annual Meeting of Stockholders. The meeting will be held on Friday, May 21, 2010, at 10:00 a.m. (local time) at the Steven J. Ross Theater, Warner Bros. Studios, 4000 Warner Boulevard, in Burbank, California. A map with directions to the meeting is provided on the last page of this Proxy Statement. If you are unable to attend the meeting in person, please listen to the audiocast live on the Internet at www.timewarner.com/annualmeetingmaterials.

Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on a number of proposals.

Whether or not you plan to attend the Annual Meeting of Stockholders in person, your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly.

We look forward to seeing those of you who are able to attend the Annual Meeting in person.

Sincerely,

Jeffrey L. Bewkes

Chairman of the Board

and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY SUBMIT YOUR PROXY

BY INTERNET, TELEPHONE OR MAIL.

Time Warner Inc.

One Time Warner Center

New York, NY 10019-8016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting (the “Annual Meeting”) of Stockholders of Time Warner Inc. (the “Company”) will be held on Friday, May 21, 2010, at 10:00 a.m. (local time). The meeting will take place at:

Steven J. Ross Theater

Warner Bros. Studios

4000 Warner Boulevard

Burbank, California 91522

(see directions on last page)

The purposes of the meeting are:

1.	To elect 12 directors for a term of one year and until their successors are duly elected and qualified;

2.	To ratify the appointment of the firm of Ernst & Young LLP as independent auditors of the Company for 2010;

3.	To approve the Time Warner Inc. 2010 Stock Incentive Plan;

4.	To approve an amendment to the Company’s By-Laws to provide that holders of at least 15% of the combined voting power of the Company’s outstanding capital stock may request a special meeting of stockholders;

5.	To consider and vote on the stockholder proposals described in the attached Proxy Statement, if properly presented at the Annual Meeting; and

6.	To transact such other business as may properly come before the Annual Meeting.

The close of business on March 26, 2010, is the record date for determining stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of the Company’s common stock as of the record date are entitled to vote on the proposals described in this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

You can vote your shares using one of the following methods:

•

If you received a paper copy of the proxy materials, follow the instructions on the proxy card or voting instruction form and submit your proxy or voting instructions (i) via the Internet, (ii) by telephone or (iii) by completing and signing the written proxy card or voting instruction form and returning it in the pre-addressed reply envelope included with the printed proxy materials;

•

If you received a Notice of Internet Availability of Proxy Materials, submit your proxy or voting instructions via the Internet using the instructions included in the Notice of Internet Availability of Proxy Materials; or

•	Attend and vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, please promptly submit your proxy or voting instructions by Internet, telephone or mail by following the instructions found on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. Any holder of record who is present at the Annual Meeting may vote in person instead of by proxy, thereby canceling any previous proxy. Please note that if your shares are held through a bank or brokerage account, you will need to contact your bank or broker to obtain a written legal proxy from the record holder of your shares in order to vote in person at the Annual Meeting.

If you are planning to attend the Annual Meeting in person, because of security procedures, you should register in advance to gain admission to the Annual Meeting. You can register in advance by calling (877) 691-6135 by Wednesday, May 19, 2010. In addition to registering in advance, you will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Warner Bros. Studios on the day of the Annual Meeting. Inspection of packages and bags, among other measures, may be employed to enhance the security of those attending the Annual Meeting. These procedures may require additional time, so please plan accordingly. To avoid disruption, admission may be limited once the meeting begins.

TIME WARNER INC.

PAUL F. WASHINGTON

Corporate Secretary

April 5, 2010

TIME WARNER INC.

One Time Warner Center

New York, NY 10019-8016

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Time Warner Inc., a Delaware corporation (“Time Warner” or the “Company”), for use at the Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held on Friday, May 21, 2010, at the Steven J. Ross Theater at Warner Bros. Studios, 4000 Warner Boulevard, in Burbank, California, commencing at 10:00 a.m., local time, and at any adjournment or postponement, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. Stockholders attending the Annual Meeting in person should follow the directions provided on the last page of this Proxy Statement.

As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide the majority of our stockholders with access to our proxy materials over the Internet rather than providing them in paper form. Accordingly, we will send a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials via the Internet, rather than a printed copy of the proxy materials, to most of our stockholders of record as of the close of business on March 26, 2010. We expect to mail the Notice of Internet Availability of Proxy Materials to stockholders entitled to vote at the Annual Meeting, as well as printed copies of the Proxy Statement and accompanying form of proxy to some stockholders, on or about April 7, 2010. For information about stockholders’ eligibility to vote at the Annual Meeting, shares outstanding on the record date and the ways to submit and revoke a proxy or voting instructions, please see “Information About This Proxy Statement and the Annual Meeting” in the following section of this Proxy Statement.

Annual Report

A copy of the Company’s Annual Report to Stockholders for the year 2009 has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

Recommendations of the Board of Directors

The Board of Directors recommends a vote FOR the election of the nominees for election as directors; FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for 2010; FOR the approval of the Time Warner Inc. 2010 Stock Incentive Plan; FOR the amendment to the Company’s By-Laws regarding special stockholder meetings; and AGAINST the stockholder proposals described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Friday, May 21, 2010:

This Proxy Statement and the Company’s 2009 Annual Report to Stockholders are available electronically at www.timewarner.com/annualmeetingmaterials.

Submitting Your Proxy

Time Warner stockholders should submit their proxy or voting instructions as soon as possible.

If you received a paper copy of the proxy materials:    If you are submitting your proxy by mail, please complete, sign and return the proxy card. In order to assure that your proxy is received in time to be voted at the Annual Meeting, the proxy card must be completed in accordance with the instructions on it and received prior to the Annual Meeting. If you are submitting your proxy by telephone, follow the “Vote by telephone” instructions on the Electronic Voting Instructions section of the proxy card delivered with the proxy materials. If you are submitting your proxy by Internet, follow the “Vote by Internet” instructions on the Electronic Voting Instructions section of the proxy card delivered with the proxy materials. In any case, in order to assure that your proxy is counted, you must submit it prior to 1:00 a.m., Central Time, on May 21, 2010. If your Time Warner Common Stock is held in “street name,” you should submit your voting instructions in accordance with the instructions on the voting instruction form as provided by the bank, brokerage firm or other nominee who holds Time Warner Common Stock on your behalf.

If you received a Notice of Internet Availability of Proxy Materials:    Please submit your proxy or voting instructions via the Internet using the instructions included in the Notice of Internet Availability of Proxy Materials. If you would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials for requesting printed materials.

INFORMATION ABOUT THIS PROXY STATEMENT AND

THE ANNUAL MEETING

Why did I receive this Proxy Statement?	Time Warner is providing this Proxy Statement because Time Warner’s Board of Directors is soliciting your proxy to vote at the Annual Meeting on May 21, 2010. This Proxy Statement contains information about the proposals being voted on at the Annual Meeting.

Time Warner has sent this Proxy Statement or a Notice of Internet Availability of Proxy Materials to each person who is registered as a holder of its common stock, par value $0.01 per share (the “Common Stock”), in its register of stockholders (such owners are often referred to as “holders of record”) at the close of business on March 26, 2010, the record date for the Annual Meeting.

Time Warner has requested that banks, brokerage firms and other nominees who hold Common Stock on behalf of the owners of the Common Stock (such owners are often referred to as “beneficial stockholders” or “street name holders”) at the close of business on March 26, 2010, provide a Notice of Internet Availability of Proxy Materials to those beneficial stockholders. Time Warner has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for mailing these notices.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?	In accordance with the SEC’s rules and regulations, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to most of our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials and submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials for requesting printed materials.

Who is entitled to vote?	Only holders of record of Common Stock at the close of business on March 26, 2010, the record date, are entitled to vote at the Annual Meeting.

How many votes do I have?	Every holder of Common Stock on the record date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. On March 26, 2010, there were 1,144,997,229 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Does the information in this Proxy Statement reflect the effects of the separation of each of Time Warner Cable Inc. and AOL Inc. from Time Warner and the effects of Time Warner’s reverse stock split during 2009?

Yes. The beneficial ownership, director compensation, executive compensation and equity plan information presented in this Proxy Statement reflects the effects of (i) the legal and structural separation of Time Warner Cable Inc. (“Time Warner Cable”) from Time Warner on March 12, 2009, and Time Warner’s distribution of all of its shares of Time Warner Cable common stock as a dividend to Time Warner’s stockholders on March 27, 2009 (the “Cable Separation”), (ii) the one-for-three reverse stock split of Common Stock that became effective on March 27, 2009 (the “Reverse Stock Split”), and (iii) the legal and structural separation of AOL Inc. (“AOL”) from Time Warner on December 9, 2009, and Time Warner’s distribution of all of its shares of AOL common stock as a dividend to Time Warner’s stockholders on that date (the “AOL Separation”).

What proposals are being presented at the Annual Meeting?	Time Warner intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

•	To elect 12 directors for a term of one year and until their successors are duly elected and qualified.

•	To ratify the appointment of the firm of Ernst & Young LLP as independent auditors of the Company for 2010.

•	To approve the Time Warner Inc. 2010 Stock Incentive Plan.

•

To approve an amendment to the Company’s By-Laws to provide that holders of at least 15% of the combined voting power of the Company’s outstanding capital stock may request a special meeting of stockholders.

•	To consider three stockholder proposals, if properly presented at the Annual Meeting. See the Table of Contents for a list of the “Stockholder Proposals.”

•	To transact such other business as may properly come before the Annual Meeting.

Other than matters incident to the conduct of the Annual Meeting and as set forth in this Proxy Statement, Time Warner does not know of any business or proposals to be considered at the Annual Meeting.

How do I attend the Annual Meeting?	For admission to the Annual Meeting, holders of record should register in advance by calling (877) 691-6135. In addition, holders of record will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Warner Bros. Studios on the day of the Annual Meeting. The Annual Meeting will begin at 10:00 a.m. (local time) on Friday, May 21, 2010.

How do I vote?	If you are a holder of record, you can vote in the following ways:

•	If you received a Notice of Internet Availability of Proxy Materials:

•	By Internet: by submitting the proxy by following the instructions included in the Notice of Internet Availability of Proxy Materials.

•	If you received a paper copy of the proxy materials:

•

By Internet: by submitting the proxy by following the “Vote by Internet” instructions on the Electronic Voting Instructions section of the proxy card at any time up until 1:00 a.m., Central Time, on May 21, 2010. Stockholders submitting their proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

•

By Telephone: by submitting the proxy by following the “Vote by telephone” instructions on the Electronic Voting Instructions section of the proxy card at any time up until 1:00 a.m., Central Time, on May 21, 2010.

•

By Mail: by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

•

If you are planning to attend the Annual Meeting and wish to vote your Common Stock in person, we will give you a ballot at the meeting. If your shares are held through a broker or other nominee, you must obtain a legal proxy from the record holder of your shares in order to vote at the Annual Meeting.

Even if you plan to be present at the Annual Meeting, we encourage you to vote your shares of Common Stock by submitting your proxy or voting instructions.

What does it mean to vote by proxy?

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. By submitting your proxy, you are authorizing the persons named in the form of proxy (Paul T. Cappuccio, Patricia Fili-Krushel and John K. Martin, Jr.) to vote your shares at the meeting in accordance with your instructions. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent you would be entitled to vote. They may also vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting. In accordance with the Company’s By-laws, the Annual Meeting may be adjourned, including by the Chairman, in order to permit the solicitation of additional proxies. You may not appoint more than three persons to act as your proxy at the Annual Meeting.

What if I submit my proxy or voting instructions but do not indicate how I am voting?	•

If you are a stockholder of record and you (i) indicate when voting via the Internet or by telephone that you wish to vote as recommended by the Board or (ii) sign and return your proxy card without indicating your instructions for voting, your Common Stock will be voted FOR each of the Company proposals described as Proposals 1, 2, 3 and 4 in the Proxy Statement and AGAINST each of the stockholder proposals described as Proposals 5, 6 and 7 in the Proxy Statement.

•

Under New York Stock Exchange rules, if you are a beneficial owner of shares held in street name and do not provide the bank or broker that holds your shares with specific voting instructions, the bank or broker will have discretion to vote your shares on Proposal 2 (Ratification of Appointment of Independent Auditors), but not with respect to Proposal 1 (Election of Directors), Proposal 3 (Approval of the Time Warner Inc. 2010 Stock Incentive Plan), Proposal 4 (Amendment to the Company’s By-Laws Regarding Special Stockholder Meetings), or any of the Stockholder Proposals, in which case, your shares will be counted as a “broker non-vote” on those proposals.

•

If you hold an interest in the Time Warner Inc. Stock Fund under the Time Warner Savings Plan and do not provide Fidelity Management Trust Company, as Trustee, with specific voting instructions with respect to your proportionate interest in the Common Stock held in the Time Warner Inc. Stock Fund, your interest will be voted in the same proportion as other participants’ interests in the Time Warner Savings Plan for which Fidelity has received voting instructions. If you hold interests attributable to accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan and the WCI Employee Stock Ownership Plan, your interests attributable to such accounts will not be voted.

May I change or revoke my proxy after I submit my proxy or voting instructions?	Yes, you may change your proxy in one of two ways at any time before it is exercised by:

•	Filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed new proxy, in either case dated later than the prior proxy relating to the same shares; or

•	Attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not by itself revoke a proxy).

The written notice of revocation or subsequent proxy should be delivered to Time Warner Inc., One Time Warner Center, New York, NY 10019-8016, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Annual Meeting. To revoke a proxy previously submitted electronically through the Internet or by telephone, a stockholder may simply submit a new proxy at a later date before the taking of the vote at the Annual Meeting, in which case the later submitted proxy will be recorded and the earlier proxy will be revoked.

If you are a beneficial owner and hold shares through a broker or other nominee, you must contact your broker or nominee to revoke any prior voting instructions.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of proxy materials?	It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please submit proxies or voting instructions for all of your Common Stock.

I share the same address with another Time Warner stockholder. Why has our household received only one Notice of Internet Availability of Proxy Materials or set of proxy materials?	The SEC’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one Notice of Internet Availability of Proxy Materials or one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record (i.e., “street name” holders) and share a single address, unless we received contrary instructions from any stockholder at that address.

However, any such “street name” holder residing at the same address who wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. “Street name” holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

What constitutes a quorum?	The presence, in person or by proxy, of the holders of a majority of the Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business.

What vote is required in order to approve the proposals?	The affirmative vote of a majority of the votes duly cast by the holders of Common Stock with respect to each nominee is required for the election of that nominee as a director.

The affirmative vote of a majority of the outstanding shares of Common Stock is required for the approval of the Company’s proposal for an amendment to the Company’s By-laws.

The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to approve each of the other proposals to be acted on at the Annual Meeting.

How are abstentions and broker “non-votes” counted?	Abstentions and broker “non-votes” are not included in the tabulation of the voting results on the election of directors or other issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition. Abstentions and broker “non-votes” will, however, have the effect of a vote “against” any proposals requiring the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received voting instructions from the beneficial owner. Broker “non-votes” and the shares with respect to which a stockholder abstains are included in determining whether a quorum is present at the Annual Meeting.

Who will bear the cost of solicitation?	Time Warner will bear all expenses of the solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials and the proxy materials. In addition to solicitation by the use of the mail, directors, officers and employees of Time Warner may solicit proxies and voting instructions by telephone or other means of communication. Such directors, officers and employees will not be paid additional compensation but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Time Warner has retained D.F. King & Co., Inc. at an estimated cost of $24,500, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding a Notice of Internet Availability of Proxy Materials or printed proxy materials, as applicable, to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and Time Warner will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

CORPORATE GOVERNANCE AND BOARD MATTERS

Time Warner is committed to maintaining strong corporate governance practices that allocate rights and responsibilities among the Company’s stockholders, the Board of Directors (the “Board” or the “Board of Directors”) and management in a manner that benefits the long-term interests of the Company’s stockholders. Accordingly, the Company’s corporate governance practices are designed not merely to satisfy regulatory requirements, but to provide for effective oversight and management of the Company.

During 2009 and early 2010, the Board has taken a number of steps to further enhance the Company’s corporate governance practices. These changes were, to a large extent, the result of the Board’s regular process of reviewing its corporate governance practices in light of proposed and adopted laws and regulations, the practices and experience of other leading companies, the recommendations of various corporate governance authorities, and discussions with and the expectations of the Company’s stockholders. Recent changes in the Company’s corporate governance practices include the following:

•

Special Stockholder Meetings.    The Company has included a proposal in this Proxy Statement to amend the Company’s By-laws to reduce the threshold for stockholders to request special stockholder meetings from at least 25% of the combined voting power of Company’s outstanding capital stock to at least 15% (see “Company Proposals — Proposal Four: Amendment to the Company’s By-Laws Regarding Special Stockholder Meetings” below). In the Board’s view, lowering the current ownership threshold to 15% of the outstanding shares of Common Stock is appropriate in light of the views expressed by the Company’s stockholders on this matter, the practices and experience of other leading companies, the Company’s size and stockholder composition, and the financial and other costs associated with calling special stockholder meetings.

•

Policy on Determining the Leadership Structure of the Board of Directors.    In January 2009, following a constructive dialogue with Company stockholders, the Board adopted the Policy on Determining the Leadership Structure of the Board of Directors, which sets forth a process for the Nominating and Governance Committee and the Board to follow in determining the appropriate leadership structure for the Board and the criteria for the Committee and the Board to apply in making those determinations. Pursuant to the policy, the Nominating and Governance Committee conducts a review, on at least an annual basis, of the Board’s leadership structure. In accordance with the policy, a copy of the policy and a description of the Board’s rationale for the Company’s current leadership structure are posted on the Company’s website under “Corporate Governance” at www.timewarner.com/governance.

•

New Independent Directors.    During July and October 2009, the Board elected two new independent directors, William P. Barr and Fred Hassan, respectively. Mr. Barr brings to the Board his significant experience in government as a senior government official, including his former role as Attorney General of the United States. He also brings almost 15 years of experience in technology and communications as the former Executive Vice President and General Counsel of Verizon Communications and GTE Corporation. Mr. Hassan brings to the Board more than 15 years of leadership experience as the former CEO of large global companies with major international operations. In addition, each of Messrs. Barr and Hassan has the personal qualities, including integrity and sound judgment, important for service on the Board. Messrs. Barr and Hassan were initially suggested as potential candidates by the Company’s management other than the Chief Executive Officer. Each of Messrs. Barr and Hassan then met with all of the members of the Nominating and Governance Committee, which led the search process with the assistance of an outside, independent advisor. For additional information regarding the directors’ qualifications, see “Directors of the Company.”

•

Amendments to the Corporate Governance Policy:    During 2009 and early 2010, the Board amended the Corporate Governance Policy to enhance the Company’s corporate governance practices. Among other things, the Board adopted the following changes:

•

To reduce the target size of the Board from a range of 12 to 16 members to a range of 10 to 14 members, reflecting the Board’s view that a somewhat smaller Board would strike the right balance between having a small enough body to facilitate active discussions and decision-making while also having a sufficient variety of backgrounds, skills, and viewpoints to fulfill the Board’s responsibilities.

•

To reflect the new compensation program for non-employee Directors. The Board (i) removed the provision that non-employee director compensation be set at the 75th percentile among the Company’s peer group, reflecting the Board’s view that it should not tie compensation to a specific peer group percentile and the fact that such compensation, as revised, is at approximately the median among the Company’s peer group; (ii) provided that a “substantial” percentage (rather than a “majority”) of non-employee director compensation be equity-based, which allows for an even balance between cash and equity-based compensation; and (iii) increased the target stock ownership for non-employee Directors from 5,000 shares of Common Stock within three years of joining the Board to 10,000 shares within five years, to encourage Directors to have a significant financial stake in the company.

•

To clarify the factors that the Nominating and Governance Committee and the Board will consider in determining the appropriate size of the Board and selecting candidates for the Board. The Nominating and Governance Committee also adopted similar changes to the Policy Statement Regarding Director Nominations.

•	To describe the role of the Board and its committees in overseeing the management of the Company’s risks.

•

Amendments to Committee Charters.    In February 2010, the Board also adopted amendments to the charters of the Board’s three standing committees to clarify or describe each committee’s duties, including their respective roles in the oversight of risk management.

Information on the Company’s corporate governance practices is available on the Company’s website under “Corporate Governance” at www.timewarner.com/governance. The information on the website includes: the Company’s By-laws, the Corporate Governance Policy (which includes the Board’s categorical standards for determining director independence), the charters of the Board’s three standing committees, the Company’s codes of conduct, the Time Warner Inc. Policy and Procedures Governing Related Person Transactions, the Policy on Determining the Leadership Structure of the Board of Directors, and information regarding the process by which stockholders may communicate with members of the Board.

The remainder of this section of the Proxy Statement summarizes the key features of Time Warner’s corporate governance practices.

Board Size

The Corporate Governance Policy, as amended, provides that the size of the Board of Directors should generally be in the range of 10 to 14 members. In establishing its size, the Board considers a number of factors, including (i) resignations and retirements from the current Board, (ii) the availability of candidates, and (iii) balancing the desire of having a small enough Board to facilitate deliberations with, at the same time, having a large enough Board to provide the appropriate mix of continuity, experience, skills and diversity of viewpoints and backgrounds so that the Board and its committees can effectively perform their responsibilities in overseeing Time Warner’s management and businesses. Currently, the number of directors is 12.

Board Responsibilities

Primary Responsibilities.    The Board’s primary responsibility is to seek to maximize long-term stockholder value. The Board selects senior management of the Company, monitors management’s and the Company’s performance, and provides advice and counsel to management. Among other things, at least annually, the Board reviews the Company’s strategy and approves a business plan and budget for the Company. As part of the Board’s review of the Company’s strategy, the Board evaluates the Company’s businesses and determines whether, in its view, stockholder value would be enhanced by expanding, divesting or otherwise restructuring the ownership of any of these businesses. The Board also reviews and approves transactions in accordance with guidelines that the Board may adopt from time to time. In fulfilling the Board’s responsibilities, directors have full access to the Company’s management, internal and external auditors, and outside advisors. The Board also reviews and approves the leadership structure of the Board on at least an annual basis. By a majority vote, the Board, non-employee directors, or independent directors may retain their own counsel or other advisors.

Risk Oversight.    As described in the Corporate Governance Policy, the Board is charged with general oversight of the management of the Company’s risks. The Board considers, as appropriate, risks among other factors in reviewing the Company’s strategy, business plan, budgets and major transactions. Each of the Board’s committees assists the Board in overseeing the management of the Company’s risks within the areas delegated to the committee. In particular, the Audit and Finance Committee assists the Board by reviewing a report from management on at least an annual basis on the risks facing the Company, management’s actions to address those risks and the Company’s risk management processes. Following its review of the report, the Audit and Finance Committee reports the results of its review to the full Board. In addition, the Compensation and Human Development Committee oversees risks related to the Company’s compensation programs and policies and reviews management’s periodic reports on such risks.

Board Meetings and Executive Sessions

The Board of Directors generally holds at least six meetings each year, including a meeting devoted to addressing the Company’s strategy. The Board of Directors also communicates informally with management on a regular basis.

The Company’s “Independent Directors” have no material relationship with the Company, either directly or indirectly, and are “independent” within the meaning of the listing requirements of the NYSE and the Company’s more rigorous independence standards. Independent Directors meet by themselves, without management or any non-independent directors present, at every regularly scheduled Board meeting. Any Independent Director may request additional executive sessions. These executive sessions are led by the Chair of the committee that has primary responsibility for the matter being discussed (e.g., the Audit and Finance Committee Chair would lead a discussion of audit-related matters). When it is not apparent which committee has specific responsibility for the subject matter, the Lead Independent Director leads the discussion.

During 2009, the Board of Directors met thirteen times. No incumbent director attended fewer than 75% of (i) the total number of meetings of the Board of Directors held during the period for which he or she served as a director or (ii) the total number of meetings of the committees held during the period for which he or she served as a committee member. The Company’s directors are encouraged and expected to attend the annual meetings of the Company’s stockholders. Each of the eleven directors nominated for election at the 2009 Annual Meeting of Stockholders attended that meeting.

Committees of the Board

The Board has three standing committees: the Audit and Finance Committee, the Nominating and Governance Committee and the Compensation and Human Development Committee. Each committee is composed entirely of Independent Directors. The Chair of each committee is elected by the Board and rotated periodically. Each committee holds regular executive sessions at which management is not present. Each committee is also authorized to retain its own outside counsel and other advisors as it desires. The charters for each standing committee are available on the Company’s website at www.timewarner.com/governance.

The following provides a brief summary of the committees’ responsibilities and information regarding the committees’ current members:

Audit and Finance Committee.    The Audit and Finance Committee assists the Board of Directors in fulfilling its responsibilities in connection with the Company’s (i) independent auditors, (ii) internal audit function, (iii) ethics and compliance program and risk management policies and processes, (iv) responses to any regulatory actions involving financial, accounting and internal control matters, (v) earnings releases and guidance, financial statements and systems of disclosure controls and procedures and internal control over financial reporting, (vi) capital structure and financial capacity and strategy and (vii) the performance and funding of the Company’s retirement programs.

The members of the Audit and Finance Committee are Stephen F. Bollenbach (Chair), Robert C. Clark, Jessica P. Einhorn, Fred Hassan and Deborah C. Wright, each of whom is an Independent Director. The Board has determined that each of the members of the Committee is financially literate in accordance with the NYSE listing standards. In addition, the Board has determined that each of Messrs. Bollenbach, Clark and Hassan and Ms. Wright is an “audit committee financial expert” as defined under rules promulgated by the SEC. The Audit and Finance Committee met seven times during 2009.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for assisting the Board in relation to (i) corporate governance, (ii) director nominations, (iii) committee structure and appointments, (iv) Board leadership structure, Chairman and CEO performance evaluations and CEO succession planning, (v) Board performance evaluations, (vi) non-employee director compensation, (vii) regulatory matters relating to corporate governance, (viii) stockholder proposals and communications, (ix) related person transactions, and (x) the Company’s corporate social responsibility activities.

The members of the Nominating and Governance Committee are James L. Barksdale, Frank J. Caufield, Robert C. Clark (Chair), Jessica P. Einhorn and Kenneth J. Novack, each of whom is an Independent Director. The Nominating and Governance Committee met seven times during 2009.

Compensation and Human Development Committee.    The Compensation and Human Development Committee is responsible for (i) approving compensation and employment agreements for, and reviewing benefits provided to, the Company’s senior executives, (ii) overseeing the Company’s disclosure regarding executive compensation and, together with the Nominating and Governance Committee, making recommendations to the Board regarding the Company’s responses to stockholder proposals related to compensation matters for inclusion in the Company’s annual proxy statement, (iii) reviewing the Company’s overall compensation structure and benefit plans, including risks related to the Company’s compensation programs and policies, (iv) reviewing the Company’s response to regulatory developments affecting compensation, (v) reviewing and recommending officer appointments, and (vi) overseeing the Company’s human development programs, including recruitment, retention, development, diversity and internal communication programs. The Compensation and Human Development Committee’s primary processes for establishing and overseeing executive compensation are described in the “Compensation — Compensation Discussion and Analysis” section below.

The members of the Compensation and Human Development Committee are William P. Barr, Frank J. Caufield, Mathias Döpfner, Michael A. Miles (Chair) and Deborah C. Wright, each of whom is an Independent Director. The Compensation and Human Development Committee met eight times during 2009.

Compensation Committee Interlocks and Insider Participation

Consistent with the Company’s categorical standards for director independence and the charter of the Compensation and Human Development Committee, none of the Compensation and Human Development Committee members (i) has ever been an officer or employee of the Company or (ii) is or was a participant in a “related person” transaction in 2009. None of the Company’s executive officers serves, or in 2009 served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board of Directors or the Compensation and Human Development Committee.

Board Leadership

Policy on Determining the Leadership Structure of the Board of Directors.    In January 2009, the Board adopted the Policy on Determining the Leadership Structure of the Board of Directors. Under this policy, the Nominating and Governance Committee is responsible for reviewing the leadership structure of the Board on at least an annual basis and at times of potential change in individuals holding Board leadership positions (e.g., retirement, resignation or renewal of employment agreements). As part of this review, the Committee evaluates (i) whether to have a Lead Independent Director, (ii) the responsibilities of the positions of Chairman of the Board and Lead Independent Director, and (iii) the qualifications for those positions, including whether the position of Chairman of the Board should be held by the Chief Executive Officer, an independent director, or a non-independent director other than the Chief Executive Officer. The Committee makes its recommendations to the full Board of Directors, which is responsible for approving the leadership structure of the Board. The policy sets forth the factors for the Committee and Board to consider in making the determinations. This policy is posted on the Company’s website under “Corporate Governance” at www.timewarner.com/governance.

In January 2010, upon the recommendation of the Nominating and Governance Committee, the Board determined that the current structure, with one individual serving as Lead Independent Director and another serving as the Company’s Chairman of the Board and Chief Executive Officer, is effective and appropriate. A report on the Board’s determination of its leadership structure is posted on the Company’s website under “Corporate Governance” at www.timewarner.com/governance. As described in the report, the Committee considered numerous factors prior to providing its recommendation to the Board that the current Board leadership structure be maintained:

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Oversight of CEO Performance and Compensation.    The Committee considered the scope and nature of the respective responsibilities of the Chairman of the Board, Lead Independent Director and Chief Executive Officer and the qualifications for each position. The Committee concluded that the current arrangement is working effectively and that having an independent Chairman at this juncture would not enhance the flow of information to the Board or the Board’s agenda-setting process.

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Policies, Practices, and People in Place to Provide Independent Board Oversight of Management.    The Committee also considered the current policies, practices and people that the Company has in place to ensure independent oversight of management, such as (i) the roles of the independent Nominating and Governance Committee and the Compensation and Human Development Committee in reviewing the performance of the Chairman and CEO, (ii) the regular executive sessions held by the Board and its Committees, (iii) the ability of the Company’s independent directors to call additional meetings of the Board, (iv) the role of the Nominating and Governance Committee in recommending director candidates for the Board, (v) the Board’s high degree of independence (with 11 of its 12 members qualifying as independent), and (vi) the role of the Lead Independent Director who oversees Board meeting agendas, executive sessions and the engagement of independent consultants and serves as a liaison between the independent directors and others.

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Directors’ and Stockholders’ Views.    The Committee also considered views expressed by the Company’s directors regarding the Board’s leadership structure in conducting its annual self-evaluations, as well as the views of the Company’s stockholders as expressed in various forums, including the Company’s annual stockholder meetings. Stockholder proposals requiring an independent Chairman of the Board failed to receive majority support at each of the Company’s 2006, 2007, and 2008 annual meetings. Further, the Committee noted that, while certain investors advocate an independent Chairman, the Company’s principal stockholders generally believe a board’s leadership structure should be determined on a case-by-case basis.

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Company Circumstances.    As the Company’s circumstances have evolved, the Board has adopted different leadership structures, at times combining the Chairman and CEO positions, and at other times separating them. The Committee believes that having a single individual serve as both Chairman and CEO provides clear leadership and accountability as the Company executes its strategy as a more content-focused enterprise during a period of technological change for the media industry.

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Attraction and Retention of Candidates.    The Committee considered the Company’s ability to attract individuals for the positions of Chairman, CEO and Lead Independent Director, including the potential disruption that could be caused by altering the current successful leadership structure.

•	Practices in the U.S. and Other Countries. The Committee also considered practices in the United States, the United Kingdom, and other countries.

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Legislative and Regulatory Developments.    The Committee considered recent legislative and regulatory developments relating to board leadership, which are generally consistent with the Board’s current approach.

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Impact on Company Performance.    The Committee considered the impact that changing the current effective leadership structure would have on the Company, including noting that empirical studies are divided on whether separating the roles of chairman and CEO has any impact on company performance.

Lead Independent Director.    Mr. Caufield has served as Lead Independent Director since 2006. He was most recently re-elected to the position in May 2009 by the Independent Directors. As described in the Company’s Corporate Governance Policy, the Lead Independent Director presides at executive sessions of the Board (see “Board Meetings and Executive Sessions” above) and serves as the liaison between the Chairman and the other directors (unless the matter under consideration is within the jurisdiction of one of the Board’s committees). In addition, the Lead Independent Director’s responsibilities include: advising the Chairman of the Board with respect to the schedule, agenda and information for Board meetings (including possessing the ability to include specific items on those agendas); advising the Chairman of the Board with respect to consultants who may report directly to the Board; and being available, as appropriate, for communication with the Company’s stockholders.

Board Self-Evaluation

The Board of Directors conducts a self-evaluation of its performance annually, which includes a review of the Board’s composition, responsibilities, leadership and committee structure, processes and effectiveness. Each standing committee of the Board also conducts an annual self-evaluation.

Director Orientation and Education

Upon joining the Board of Directors, each new director is provided with an orientation regarding the role and responsibilities of the Board and the Company’s operations. As part of this orientation, new directors meet with members of the Company’s senior management. From time to time, the Company’s executives and the heads of its business groups make presentations to the Board regarding their respective areas. The Company is also committed to the ongoing education of its directors and therefore reimburses directors for reasonable expenses relating to ongoing director education.

Criteria for Membership on the Board

In accordance with the Company’s Corporate Governance Policy and the Nominating and Governance Committee’s policy statement regarding director nominations, the Board and its Nominating and Governance Committee take into consideration many factors, including independence, in selecting nominees for director. The Nominating and Governance Committee and the Board of Directors apply the same criteria to all candidates, regardless of whether the candidate is proposed by a stockholder or is identified through another source.

Overall Composition.    The Board of Directors believes it is important for the Board as a whole to reflect the appropriate combination of skills, professional experience, and diversity of backgrounds in light of the Company’s current and future business needs.

Personal Qualities.    Each director must possess certain personal qualities, including financial literacy and a demonstrated reputation for integrity, judgment, business acumen, and high personal and professional ethics. In addition, each director must be at least 21 years of age at the commencement of service as a director and less than 72 years of age at the time of nomination.

Commitment to Time Warner and its Stockholders.    Each director must have the time and ability to make a constructive contribution to the Board, as well as a clear commitment to fulfilling the director’s fiduciary duties and serving the interests of all the Company’s stockholders.

Other Commitments.    Each director must satisfy the requirements of antitrust laws that limit service as an officer or director of a significant competitor of the Company. In addition, to help ensure that directors have sufficient time to devote to their responsibilities as a member of Time Warner’s Board, the Board has determined that directors should generally serve on no more than five other public company boards. Directors are also required to offer their resignation upon a significant change in their primary professional responsibilities, and, in such case, the Nominating and Governance Committee will make a recommendation to the Board as to whether to accept the offer of resignation.

Additional Criteria for Incumbent Directors.    During their terms, all incumbent directors on the Board are expected to attend the meetings of the Board and of any committees on which they serve and the annual meetings of stockholders; to stay informed about the Company and its businesses; to participate in the discussions of the Board and its committees; to comply with applicable Company policies; and to provide advice and counsel to the Company’s management.

Additional Criteria for New Directors.    As part of its annual assessment of the Board’s overall composition in light of the Company’s current and expected structure and business needs, the Nominating and Governance Committee has identified additional criteria for new members of the Board, which were most recently modified in February 2010. The following criteria may further evolve over time depending on changes in the Board and the Company’s business needs and environment:

•	Professional Experience. New candidates for the Board should have significant high-level leadership experience at a public corporation or other firm, in government or in a non-profit institution.

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Diversity.    The Company does not have a specific policy on diversity of the Board. Instead, the Company’s Corporate Governance Policy requires the Nominating and Governance Committee and the Board to consider the Board’s overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. In addition, as set forth in the Nominating and Governance Committee’s policy statement regarding director nominations, the Committee also believes that it would be desirable for new candidates to contribute to the variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

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Committee Eligibility.    In addition to satisfying the independence requirements that apply to directors generally (see below), the Committee believes that it would be desirable for new candidates for the Board to satisfy the requirements for serving on the Board’s committees, as set forth in the charters for those committees and applicable regulations.

•	Director Experience. The Committee believes it would also be useful for candidates for the Board to have experience as a director of a major public corporation.

Independence.    In addition to the foregoing criteria, the Board of Directors and Nominating and Governance Committee have established a policy that a majority of the directors, and any newly nominated non-employee director, must satisfy the requirements to be an “independent” member of the Board. In addition, the Board has established the objective that a substantial majority of the Board should be independent. The Board has determined that 11 of the 12 current directors (or 92% of the

Board), and 11 of the 12 nominees for director, are independent in accordance with the Company’s criteria. The following current directors were determined by the Board to be independent: James L. Barksdale, William P. Barr, Stephen F. Bollenbach, Frank J. Caufield, Robert C. Clark, Mathias Döpfner, Jessica P. Einhorn, Fred Hassan, Michael A. Miles, Kenneth J. Novack and Deborah C. Wright. Each of the foregoing directors is a nominee for director. The Board previously determined that Reuben Mark, a former director who served during part of 2009 but did not stand for re-election at the Company’s 2009 Annual Meeting of Stockholders, was independent during his service as a director during 2009.

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NYSE Criteria.    The Board applies the following NYSE criteria in making its independence determinations (for the purposes of the independence determinations under NYSE rules, references to the “Company” mean Time Warner Inc. and its consolidated subsidiaries):

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No Material Relationship.    The director must not have any material relationship with the Company. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable, and familial relationships that exist, either directly or indirectly, between the director and the Company.

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Employment.    The director must not have been an employee of the Company at any time during the last three years. In addition, a member of the director’s immediate family (including the director’s spouse, parents, children, siblings, mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law, and anyone who shares the director’s home, other than household employees) must not have been an executive officer of the Company in the prior three years.

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Other Compensation.    Neither the director nor any immediate family member of the director shall have received more than $120,000 per year in direct compensation from the Company, other than in the form of director fees, pension, or other forms of deferred compensation, during the last three years.

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Auditor Affiliation.    The director must not be a current partner or employee of the Company’s external auditors, and no members of the director’s immediate family may be either a current employee of such auditors who personally works on the Company’s audit or a current partner of such auditors. In addition, neither the director nor an immediate family member shall have been a partner or employee of such auditors who personally worked on the Company’s audit within the last three years.

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Interlocking Directorships.    During the last three years, neither the director nor any member of the director’s immediate family shall have been employed as an executive officer by another entity for which one of Time Warner’s current executive officers served at the same time on such entity’s compensation committee.

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Business Transactions.    The director must not be an employee of another entity that, during any one of the last three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1.0 million or 2% of the other entity’s annual consolidated gross revenues. In addition, a member of the director’s immediate family cannot have been an executive officer of another entity that, during any one of the last three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1.0 million or 2% of the other entity’s annual consolidated gross revenues.

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Additional Categorical Criteria.    In addition to applying the NYSE requirements summarized above, the Board has also developed the following categorical standards, which it uses to guide it in determining whether a “material relationship” exists with the Company that would affect a director’s independence (for the purposes of the independence determinations under the Board’s categorical standards for director independence, references to the “Company” mean Time Warner Inc. and its consolidated subsidiaries):

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Charitable Contributions.    Discretionary charitable contributions by the Company to established non-profit entities with which a director or a member of the director’s family is affiliated shall generally be deemed not to create a material relationship, unless they occurred within the last three years and (i) were inconsistent with the Company’s philanthropic practices; or (ii) were provided to an organization where the director or director’s spouse is an executive officer or director and the Company’s contributions for the most recently completed fiscal year represent more than (a) the greater of $100,000 or 10% of that organization’s annual gross revenues for organizations with gross revenues up to $10.0 million per year or (b) the greater of $1.0 million or 2% of that organization’s annual gross revenues for organizations with gross revenues of more than $10.0 million per year; or (iii) the aggregate amount of the Company’s contributions to the organizations where a director or director’s spouse is an executive officer or director is more than the greater of $1.0 million or 2% of all such organizations’ annual gross revenues.

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Employment and Benefits.    The employment by the Company of a member of a director’s family shall generally be deemed not to create a material relationship, unless such employment (i) is of the type set forth above under “Employment” or “Other Compensation” or (ii) involves employment at a salary of more than $120,000 per year of a director’s current spouse, domestic partner, or child. Further, vested and non-forfeitable equity-based benefits and retirement benefits provided to directors or their family members under qualified plans as a result of prior employment shall generally be deemed not to create a material relationship.

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Other Transactions.    Transactions between the Company and another entity with which a director or a member of a director’s family is affiliated shall generally be deemed not to create a material relationship unless (i) they are of the type set forth above under “Business Transactions;” (ii) they occurred within the last three years and were inconsistent with other transactions in which the Company has engaged with third parties; (iii) they occurred within the last three years and the director is an executive officer, employee or substantial owner of the other entity and such transactions represent more than 5% of the Company’s annual consolidated gross revenues or 2% of the other entity’s gross revenues for the prior fiscal year; or (iv) they occurred within the last three years, a member of the director’s immediate family serves as an executive officer of the other entity and such transactions represented more than 5% of the Company’s annual consolidated gross revenues or 2% of the other entity’s gross revenues for the prior fiscal year.

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Interlocking Directorships.    Service by an employee of the Company as a director of an entity where a director or a director’s family member serves as an executive officer shall generally be deemed not to create a material relationship unless the Company employee (i) is an executive officer of the Company; (ii) reports directly to the Board; or (iii) has annual compensation that is approved by the Board’s Compensation and Human Development Committee. In addition, service by an employee of the Company as a director of an entity where one of the Company’s directors or a member of the director’s family serves as a non-employee director shall generally be deemed not to create a material relationship.

➢	Educational and Other Affiliations. Attendance by an employee of the Company at an educational institution affiliated with one of the Company’s directors or a member of the director’s family, or membership by an employee of the Company in a professional association, social, fraternal or religious organization, club or institution affiliated with a Company director or a member of his or her family, shall generally be deemed not to create a material relationship.

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Security Ownership.    The ownership by an employee of the Company of the securities of an entity where one of the Company’s directors or a member of the director’s family serves as a director or an employee shall generally be deemed not to create a material relationship, unless (i) the Company employee (a) is an executive officer of the Company, reports directly to the Board, or a Committee of the Company or has annual compensation approved by the Compensation and Human Development Committee and (b) beneficially owns more than 5% of any class of the other entity’s voting securities; and (ii) the Company director or a member of a director’s family is a director or executive officer of the other entity.

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Benefit Plans.    Vested and non-forfeitable equity-based benefits and retirement benefits under qualified plans as a result of prior employment shall generally be deemed not to create a material relationship.

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Independent Judgment.    Finally, in addition to the foregoing independence criteria, which relate to a director’s relationship with the Company, the Company’s By-laws also require that independent directors be free of any other relationship — whether with the Company or otherwise — that would interfere with their exercise of independent judgment.

The following are types of transactions, relationships or arrangements that the Board of Directors considered in determining the independence of those directors identified above as being independent:

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Business Transactions:    Transactions in the ordinary course of business between the Company and an entity of which the Company’s director is an executive officer, employee or substantial owner, or an immediate family member of the director is an executive officer. Within the three most recently completed fiscal years, the Company has engaged in transactions in the ordinary course of business with the following companies and/or their subsidiaries: Harvard University (where Mr. Clark is employed as a professor), Axel Springer AG (for which Mr. Döpfner serves as Chairman and Chief Executive Officer), Staples, Inc. (at which an immediate family member of Mr. Miles serves as an executive officer), Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC (where Mr. Novack is Senior Counsel and a retired partner who no longer practices law), A Table in Heaven LLC (of which an immediate family member of Mr. Novack is a managing member and majority owner), and Carver Federal Savings Bank (for which Ms. Wright serves as Chairman, President and Chief Executive Officer). The foregoing transactions consisted mainly of revenue received from the other companies to the Company (e.g., advertising revenues) and the Company’s payments for services or products provided by the other companies in the ordinary course of business. In the case of Harvard University, the transactions also included contributions by the Company or its employees that were well below 1% of the university’s most recently available revenues. In the case of Carver Federal Savings Bank, the Time Warner Foundation, Inc., a non-profit organization, maintains a certificate of deposit at the bank.

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Other Business Transactions:    Transactions in the ordinary course of business between the Company and an entity of which the Company’s director serves or served as a non-employee director in 2009. Although these types of transactions would generally not prevent a determination that a director is independent, information regarding such transactions is provided to the Board of Directors for consideration. Within the three most recent completed fiscal years, the Company has engaged in transactions in the ordinary course of business with the following companies and/or their subsidiaries for which the following directors served as non-employee director or trustee during all or part of 2009: Dick Clark Productions, Inc., FedEx Corporation and Sun Microsystems, Inc. (Mr. Barksdale); Dominion Resources, Inc. (Mr. Barr); American International Group, Inc., KB Home and Macy’s, Inc. (Mr. Bollenbach); Omnicom Group, Inc. and TIAA (Mr. Clark); dpa Deutsche Presse Agentur GmbH (Mr. Döpfner); Avon Products, Inc., Bausch & Lomb Incorporated and Schering-Plough Corporation (Mr. Hassan); AMR Corporation, Citadel Broadcasting Corporation and Dell Inc. (Mr. Miles); and Kraft Foods Inc. (Ms. Wright). The foregoing transactions consisted mainly of revenue received from the other companies to the Company (e.g., advertising revenues) and the Company’s payment for services or products provided by the other companies in the ordinary course of business (e.g., payments to Sun Microsystems, Inc. for computer products and services). None of these transactions exceeded 2% of the other companies’ gross revenues for their prior fiscal year.

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Charitable Contributions:    Discretionary charitable contributions to organizations for which a Company’s director or a director’s spouse serves as an executive officer or director. Within the three most recent completed fiscal years, the Company has made discretionary charitable contributions that are consistent with the Company’s philanthropic practices to organizations affiliated with 6 of the Company’s 11 current non-employee directors. These contributions were below the thresholds contained in the Company’s Corporate Governance Policy. None of the contributions exceeded $250,000 to any single organization.

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Other Relationships:    Within the three most recently completed fiscal years, (i) Mr. Caufield is a co-founder of Kleiner Perkins Caufield & Byers, where Mr. Barksdale serves as a strategic limited partner; (ii) Mr. Caufield and Ms. Einhorn have served on the global advisory board of J.E. Robert Companies; (iii) Ms. Einhorn and Mr. Bewkes have served as directors on the board of the Council on Foreign Relations; (iv) Mr. Hassan serves as a director of Avon Products, Inc., where the Chairman and CEO of Time Inc., a subsidiary of the Company, serves as a director; and (v) Ms. Wright serves as Chairman, President and Chief Executive Officer of Carver Bancorp, Inc. where a senior executive (who is not an executive officer) of the Company served as a director.

The Nominating and Governance Committee and the Board of Directors reviewed the transactions, relationships or arrangements described above and, based on the Company’s categorical standards and the NYSE rules governing director independence, determined that the transactions, relationships or arrangements did not affect the applicable director’s independence.

Director Nomination Process and Director Elections

There are a number of different ways in which an individual may be nominated for election to the Board of Directors.

Nominations Developed by the Nominating and Governance Committee.    The Nominating and Governance Committee may identify and propose an individual for election to the Board. This involves the following steps:

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Assessment of Needs.    As described above, the Nominating and Governance Committee conducts periodic assessments of the overall composition of the Board in light of the Company’s current and expected business needs and, as a result of such assessments, the Committee may establish specific qualifications that it will seek in Board candidates. The Committee reports on the results of these assessments to the full Board of Directors.

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Identifying New Candidates.    In light of such assessments, the Committee may seek to identify new candidates for the Board who possess the specific qualifications established by the Committee and satisfy the other requirements for Board service. In identifying new director candidates, the Committee seeks advice and names of candidates from Committee members, other members of the Board, members of management, and other public and private sources. The Committee may also, but need not, retain a search firm in order to assist it in these efforts. In 2009, the Committee retained an outside search firm to assist the Committee in performing due diligence with respect to potential candidates.

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Reviewing New Candidates.    The Committee reviews the potential new director candidates identified through this process. This involves reviewing the candidates’ qualifications as compared to the specific criteria established by the Committee and the more general criteria established by the By-laws and Corporate Governance Policy. The Committee may also select certain candidates to be interviewed by one or more Committee members.

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Reviewing Incumbent Candidates.    On an annual basis, the Committee also reviews the qualifications of incumbent candidates for renomination to the Board. This review involves an analysis of the criteria set forth above that apply to incumbent directors.

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Recommending Candidates.    The Committee recommends a slate of candidates for the Board of Directors to submit for approval to the stockholders at the annual stockholders meeting. This slate of candidates may include both incumbent and new director nominees. In addition, apart from this annual process, the Committee may, in accordance with the By-laws, recommend that the Board elect new members of the Board who will serve until the next annual stockholders meeting.

Stockholder Nominations Submitted to the Committee.    Stockholders may also submit names of director candidates, including their own, to the Nominating and Governance Committee for its consideration. The process for stockholders to use in submitting suggestions to the Nominating and Governance Committee is set forth below under “Other Procedural Matters — Procedures for Submitting Director Recommendations and Nominations.”

Stockholder Nominations Submitted to Stockholders.    Stockholders may choose to submit nominations directly to the Company’s stockholders. The Company’s By-laws set forth the process that stockholders may use if they choose this approach, which is described below under “Other Procedural Matters — Procedures for Submitting Director Recommendations and Nominations.”

Director Elections.    The Company’s By-laws provide that, in any uncontested election of directors, each person receiving a majority of the votes cast will be deemed elected. Any abstentions or broker non-votes will not be counted as a vote cast for such director. Accordingly, any new director nominee in an uncontested election who receives more “against” votes than “for” votes will not be elected to the Board and must submit an offer to resign from the Board no later than two weeks after the certification by the Company of the voting results. The Board will then consider the resignation offer and may either (i) accept the resignation offer or (ii) reject the resignation offer and seek to address the underlying cause(s) of the “against” votes. The Board is required to make its determination within 90 days following the certification of the stockholder vote and make a public announcement of its decision, including a statement regarding the reasons for its decision if the Board rejects the resignation offer. This procedure also provides that the Chairman of the Nominating and Governance Committee has the authority to manage the Board’s review of the resignation offer, unless it is the Chairman of the Nominating and Governance Committee who has received the majority-withheld vote, in which case, the remaining independent directors who did not receive majority-withheld votes will select a director to manage the process and that director will have the authority otherwise delegated to the Chairman of the Nominating and Governance Committee. In any contested election of directors, the election will be subject to a plurality vote standard, where the persons receiving the highest numbers of the votes cast, up to the number of directors to be elected in such election, will be deemed elected. A contested election is one in which the number of persons nominated exceeds the number of directors to be elected as of the date that is ten days prior to the date that the Company first mails its notice of meeting for such meeting to the stockholders.

Codes of Conduct

In order to help assure the highest levels of business ethics at the Company, the Board of Directors has adopted the following three codes of conduct, which are posted on the Company’s website at www.timewarner.com/governance.

Standards of Business Conduct.    The Company’s Standards of Business Conduct apply to the Company’s employees, including any employee directors. The Standards of Business Conduct establish policies pertaining to employee conduct in the workplace, electronic communications and information security, accuracy of books, records and financial statements, securities trading, confidentiality, conflicts of interest, fairness in business practices, the Foreign Corrupt Practices Act, antitrust laws and political activities and solicitations.

Code of Ethics for Senior Executive and Senior Financial Officers.    The Company’s Code of Ethics for Senior Executive and Senior Financial Officers applies to certain senior executives of the Company, including the Company’s Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer and Controller, and serves as a supplement to the Standards of Business Conduct. Among other things, the code mandates that the designated officers engage in honest and ethical conduct, avoid conflicts of interest and disclose any relationship that could give rise to a conflict, protect the confidentiality of non-public information about the Company, work to achieve responsible use of the Company’s assets and resources, comply with all applicable governmental rules and regulations and promptly report any possible violation of the code. Additionally, the code requires that these individuals promote full, fair, understandable and accurate disclosure in the Company’s publicly filed reports and other public communications and sets forth standards for accounting practices and records. Individuals to whom the code applies are held accountable for their adherence to it. Failure to observe the terms of the code or the Standards of Business Conduct can result in disciplinary action (including termination of employment). There were no waivers in 2009 under either the Code of Ethics for Senior Executive and Senior Financial Officers or the Standards of Business Conduct with respect to any of the senior executives covered by the Code of Ethics for Senior Executive and Senior Financial Officers.

Guidelines for Non-Employee Directors.    The Guidelines for Non-Employee Directors assist the Company’s non-employee directors in fulfilling their fiduciary and other duties to the Company. In addition to affirming the directors’ duties of care and loyalty, the guidelines set forth specific policies addressing, among other things, securities trading and reporting obligations, gifts, the Foreign Corrupt Practices Act, political contributions and antitrust laws.

Policy and Procedures Governing Related Person Transactions

The Time Warner Inc. Policy and Procedures Governing Related Person Transactions sets forth procedures for the review and approval or ratification of transactions involving related persons, which consist of directors, director nominees, executive officers, persons or entities known to the Company to be the beneficial owner of more than 5% of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons. Under authority delegated by the Board, the Nominating and Governance Committee (or its Chair, under certain circumstances) is responsible for applying the policy with the assistance of the General Counsel or his designee (if any). Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (ii) the Company is, will or may be expected to be a participant; and (iii) any related person has or will have a direct material interest or an indirect material interest.

In addition to the requirements described above for transactions covered by the policy, the policy includes a list of categories of transactions identified by the Board as having no significant potential for an actual or apparent conflict of interest or improper benefit to a related person, and thus are not subject to review by the Nominating and Governance Committee. These excluded transactions consist of the following types of transactions between the Company or any of its consolidated subsidiaries and a related person or another entity with which a related person is affiliated:

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Ordinary Course Transactions with Other Entities.    Transactions between the Company and another entity with which a related person is affiliated, if the transactions occur in the ordinary course of business and are consistent with other transactions in which the Company has engaged with third parties, unless (a) the related person serves as an executive officer, employee, or beneficial owner of an equity interest of 10% or more in the other entity and (b) the transactions, in the aggregate, represent more than 5% of the Company’s consolidated gross revenues for the prior fiscal year or 2% of the other entity’s gross revenues for the prior fiscal year;

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Charitable Contributions.    Discretionary charitable contributions by the Company to an established non-profit entity with which a related person is affiliated, if the contributions are consistent with the Company’s philanthropic practices, unless (a) the related person is an executive officer or director of the non-profit entity and (b) the Company’s contributions represent (or are expected to represent), for the most recent fiscal year, more than: (i) the greater of $100,000 or 10% of the individual non-profit entity’s annual gross revenues (for entities with gross revenues up to $10.0 million per year), or (ii) the greater of $1.0 million or 2% of the individual non-profit entity’s annual gross revenues (for entities with gross revenues of more than $10 million per year), or (iii) the greater of $1.0 million or 2% of the annual gross revenues in the aggregate of all of the related person’s affiliated non-profit entities that have received charitable contributions by the Company during the current calendar year;

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Transactions with Significant Stockholders.    Transactions between the Company and a corporation, firm or other entity known to the Company to be the beneficial owner of more than 5% of any outstanding class of the Company’s voting securities (a “Significant Stockholder”), if the transactions occur in the ordinary course of business and are consistent with other transactions in which the Company has engaged with third parties, unless the transactions, in the aggregate, represent more than 5% of the Company’s consolidated gross revenues for the prior fiscal year or 2% of the Significant Stockholder’s gross revenues for the prior fiscal year;

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Non-employee Position with Other Affiliated Entities.    Transactions where the related person is an individual and the related person’s interest in the transaction is based solely on his or her position as (a) a non-employee director of the other entity or (b) subject to the requirements relating to the Company’s charitable contributions as described above, a non-employee director or trustee, or unpaid volunteer at a non-profit organization;

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Executive Compensation.    Any compensation paid to an executive officer of the Company if (a) the compensation is required to be reported in the Company’s annual report on Form 10-K or proxy statement under the SEC’s compensation disclosure requirements or (b)(i) the executive officer is not an “immediate family member” otherwise covered by the policy and the compensation would be reported in the Company’s annual report on Form 10-K or proxy statement if the executive officer was a “named executive officer” (as defined under SEC rules) and (ii) the Compensation and Human Development Committee approved (or recommended that the Board approve) such compensation;

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Director Compensation.    Any compensation paid to a director of the Company if the compensation is required to be reported in the Company’s annual report on Form 10-K or proxy statement under the SEC’s compensation disclosure requirements;

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Transactions Where All Stockholders Receive Proportional Benefits.    Transactions where the related person’s interest arises solely from the ownership of the Common Stock and all holders of the Common Stock received the same benefit on a pro rata basis (e.g., dividends);

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Transactions Involving Competitive Bids, Regulated Transactions and Certain Banking-Related Services.    Transactions involving a related person where the rates or charges involved are determined by competitive bids; transactions with a related person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; or transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

•	Indemnification payments. Any indemnification payments made to a Related Person pursuant to Time Warner Inc.’s By-laws, which are governed by and subject to the provisions in the By-laws; and

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Other.    Other categories of transactions that may be identified by the Nominating and Governance Committee from time to time as having no significant potential for an actual, or the appearance of a, conflict of interest or improper benefit to a related person.

The General Counsel or his designee will assess whether any proposed transaction involving a related person is a related person transaction covered by the policy. If so, the transaction will be presented to the Nominating and Governance Committee for review and consideration at its next meeting or, in those instances in which the General Counsel or his designee determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, to the Chair of the Nominating and Governance Committee. If the General Counsel or his designee potentially may be involved in a related person transaction, the applicable person is required to inform the Chief Executive Officer and the Chair of the Nominating and Governance Committee. Related person transactions (other than the excluded transactions described above) will be reviewed and be subject to approval by the Nominating and Governance Committee. If possible, the approval will be obtained before the Company commences the transaction or enters into or amends any contract relating to the transaction. If advance Committee approval of a related person transaction is not feasible or not identified prior to commencement of a transaction, then the transaction will be considered and, if the Nominating and Governance Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting.

In determining whether to approve or ratify a related person transaction covered by the policy, the Nominating and Governance Committee may take into account such factors it deems appropriate, which may include:

•	the extent of the related person’s interest in the transaction;

•	whether the transaction would interfere with the objectivity and independence of any related person’s judgment or conduct in fulfilling his or her duties and responsibilities to the Company;

•	whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•	whether the transaction is in the interest of the Company and its stockholders;

•	whether the transaction is consistent with any conflicts of interest policies set forth in the Company’s Standards of Business Conduct and other policies; and

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whether, in connection with any transaction involving a non-employee director or nominee for director, such transaction would compromise such director’s status as: (1) an independent director under the NYSE Listing Standards or the Company’s categorical standards for director independence, (2) an “outside director” under Section 162(m) of the Internal Revenue Code or a “nonemployee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if such non-employee director serves on the Compensation and Human Development Committee or (3) an independent director under Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit and Finance Committee.

A member of the Nominating and Governance Committee who potentially is a related person in connection with a particular proposed related person transaction will not participate in any discussion or approval of the transaction, other than discussions for the purpose of providing material information concerning the transaction to the Committee. The Time Warner Inc. Policy and Procedures Governing Related Person Transactions is posted on the Company’s website at www.timewarner.com/governance.

Ethical Sourcing Guidelines

The Time Warner Ethical Sourcing Guidelines set forth the standards in areas such as employment, health, safety and the environment that the Company expects its vendors to follow. For example, the Guidelines provide that the Company expects that its vendors will not discriminate in employment practices, employ persons under a certain age, use forced or involuntary labor, or use coercion or harassment against employees. The failure to follow the Guidelines may impact a vendor’s ability to continue to do business with the Company. The Guidelines are posted on the Company’s website at www.timewarner.com/citizenship under the topic of Global Supply Chain — Ethical Sourcing.

DIRECTORS OF THE COMPANY

Director Nominees for 2010 Annual Meeting

The Company’s directors are elected annually, and the current term of office of all of the Company’s directors expires at the 2010 Annual Meeting. The nominees for director at the 2010 Annual Meeting will be elected to serve for a one-year term until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or retirement.

The Board proposes for election: James L. Barksdale, William P. Barr, Jeffrey L. Bewkes, Stephen F. Bollenbach, Frank Caufield, Robert C. Clark, Mathias Döpfner, Jessica P. Einhorn, Fred Hassan, Michael A. Miles, Kenneth Novack and Deborah C. Wright. All of the nominees are current members of the Board. Other than Messrs. Barr and Hassan, who were elected by the Board in accordance with the Company’s By-laws in July and October 2009, respectively, the director nominees were elected at the Company’s 2009 Annual Meeting of Stockholders.

The affirmative vote of a majority of the votes duly cast by the holders of Common Stock with respect to each nominee is required for the election of that nominee as a director. See “Corporate Governance and Board Matters — Director Nomination Process and Director Elections” above. Unlike in previous years, brokers or banks holding shares beneficially owned by their clients will not have the ability to cast votes with respect to the election of directors unless they have received instructions from the beneficial owner of the shares. If you hold your shares of Common Stock in “street name,” it is important that you provide voting instructions to your broker or bank so that your vote with respect to the director nominees is counted.

If any director nominee is unable or unwilling to serve as a director at the time of the annual meeting of stockholders, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board. As of the date of this proxy statement, the Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve as a nominee or as a director if elected.

Set forth below are the principal occupation, business experience, tenure on the Company’s Board, service on the boards of directors of other publicly traded companies and investment companies, and certain other information for each of the 12 nominees as of March 31, 2010. To the extent that any of the director nominees previously served as a director of either AOL or the company then known as Time Warner Inc. (“Historic TW”) prior to the merger of AOL and Historic TW (the “AOL-Historic TW Merger”) on January 11, 2001, this prior service is described in the information set forth below.

James L. Barksdale, Chairman and President of Barksdale Management Corporation, a private investment management company. He is also a strategic limited partner of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Barksdale, 67, was first elected to the Board of Directors in January 2001.

•   Prior Professional Experience: Previously, Mr. Barksdale served in the following positions:

•      President and CEO, Netscape Communications Corp. — 1995 to 1999 (when it was acquired by AOL).

•      Chief Executive Officer, AT&T Wireless Services (formerly McCaw Cellular Communications) — 1993 to 1994.

•      Executive Vice President and Chief Operating Officer, FedEx Corporation — 1983 to 1992.

•      Chief Information Officer, FedEx Corporation — 1979 to 1983.

•      Chief Information Officer and other management positions, Cook Industries — 1972 to 1979.

•   Company Directorship: Mr. Barksdale is an Independent Director. He was a director of AOL from March 1999 to January 2001.

•   Other Public Company Directorships: Mr. Barksdale serves as a director of FedEx Corporation. During the past five years, Mr. Barksdale also served as a director of Sun Microsystems, Inc.

William P. Barr, Former Attorney General of the United States. Mr. Barr, 59, was first elected to the Board of Directors in July 2009.

•   Prior Professional Experience: Previously, Mr. Barr served in the following positions:

•      Of Counsel of Kirkland & Ellis LLP — January 2009 to July 2009.

•      Executive Vice President and General Counsel of Verizon Communications Inc. — June 2000 to December 2008.

•      Executive Vice President and General Counsel of GTE Corporation — 1994 to June 2000.

•      Partner of Shaw, Pittman, Potts & Trowbridge (now Pillsbury Winthrop Shaw Pittman LLP) — 1993 to 1994.

•      77th Attorney General of the United States — 1991 to 1993.

•      Deputy Attorney General of the United States — 1990 to 1991.

•      Assistant Attorney General for the Office of Legal Counsel — 1989 to 1990.

•      Partner of Shaw, Pittman, Potts & Trowbridge — 1984 to 1989.

•   Company Directorship: Mr. Barr is an Independent Director.

•   Other Public Company Directorships: Mr. Barr serves as a director of Dominion Resources, Inc. and Selected Funds.

Jeffrey L. Bewkes, Chairman of the Board and Chief Executive Officer of the Company — January 2009 to present. Mr. Bewkes, 57, was first elected to the Board of Directors in January 2007.

•   Prior Professional Experience: Previously, Mr. Bewkes served in the following positions:

•      President and Chief Executive Officer of the Company — January 2008 through December 2008.

•      President and Chief Operating Officer of the Company — January 2006 through December 2007.

•      Chairman, Entertainment & Networks Group, of the Company — July 2002 to December 2005.

•      Chairman and Chief Executive Officer of the Home Box Office division of the Company — May 1995 to July 2002.

•      President and Chief Operating Officer of the Home Box Office division of the Company — September 1991 to May 1995.

•   Company Directorship: Mr. Bewkes is an Affiliated Director.

•   Other Public Company Directorships: Mr. Bewkes also served as a director of Time Warner Cable Inc. from April 2008 to March 12, 2009.

•   Other Directorships: Mr. Bewkes is a member of the board or other governing body of non-profit organizations, including the Stanford Graduate School of Business, Yale University and the Yale School of Management.

Stephen F. Bollenbach, Former Co-Chairman and Chief Executive Officer of Hilton Hotels Corporation. Mr. Bollenbach, 67, was first elected to the Board of Directors in January 2001.

•   Prior Professional Experience: Previously, Mr. Bollenbach served in the following positions:

•      Co-Chairman and Chief Executive Officer of Hilton Hotels Corporation — May 2004 to October 2007.

•      President and Chief Executive Officer, Hilton Hotels Corporation — 1996 to 2004.

•      Senior Executive Vice President and Chief Financial Officer, The Walt Disney Company — 1995 to 1996.

•      President and Chief Executive Officer, Host Marriott Corporation — 1993 to 1995.

•      Chief Financial Officer, Marriott Corp. — 1992 to 1993.

•   Company Directorship: Mr. Bollenbach is an Independent Director. He was a director of Historic TW from 1997 to January 2001.

•   Other Public Company Directorships: Mr. Bollenbach serves as a director of KB Home and Macy’s, Inc. During the past five years, Mr. Bollenbach also served as a director of American International Group, Inc., Harrah’s Entertainment, Inc., Hilton Hotels Corporation, Catellus Development Corporation and Caesars Entertainment.

Frank J. Caufield, Co-Founder of Kleiner Perkins Caufield & Byers (KPCB). KPCB is one of the largest venture capital firms in the U.S. Mr. Caufield, 70, was first elected to the Board of Directors in January 2001.

•   Prior Professional Experience: Previously, Mr. Caufield served as General Partner and Manager, Oak Grove Ventures, a venture capital partnership in Menlo Park, California — 1973 to 1978.

•   Company Directorship: Mr. Caufield is an Independent Director. He was a director of AOL from 1991 to January 2001.

•   Other Public Company Directorships: During the past five years, Mr. Caufield served as a director of JER Investors Trust Inc.

•   Other Directorships: Mr. Caufield also served on the global advisory board of J.E. Robert Companies until November 2009.

Robert C. Clark, Distinguished Service Professor at Harvard University — July 2003 to present. His research and teaching interests are centered on corporate governance. Mr. Clark, 66, was first elected to the Board of Directors in January 2004.

•   Prior Professional Experience: Previously, Mr. Clark served in the following positions:

•      Dean and Royall Professor of Law, Harvard Law School — 1989 to 2003.

•      Professor, Harvard Law School — 1978 to 2003. Concentrated on corporate law; author of Corporate Law.

•      Professor, Yale Law School — 1974 to 1978.

•      Associate, Ropes & Gray — 1972 to 1974. Practice involved commercial and corporate law.

•      Company Directorship: Mr. Clark is an Independent Director.

•   Other Public Company Directorships: Mr. Clark serves as a director of Omnicom Group, Inc. During the past five years, Mr. Clark also served as a director of Collins & Aikman Corporation and Lazard Ltd.

•   Other Directorships: Mr. Clark is also a trustee of TIAA, a large pension fund serving the higher education community.

Mathias Döpfner, Chairman and Chief Executive Officer of Axel Springer AG, a large newspaper and magazine publishing company in Germany — January 2002 to present. Also serves as Head of the Newspapers Division (November 2000 to present) and the International Division (January 2008 to present) of Axel Springer AG. Mr. Döpfner, 47, was first elected to the Board of Directors in July 2006.

•   Prior Professional Experience: Previously, Mr. Döpfner served in the following positions:

•      Member of the Executive Board of the Electronic Media Division of Axel Springer AG — July 2000 to November 2000.

•      Editor-in-Chief of Die Welt — 1998 to 2000.

•      Editor-in-Chief of Hamburger Morgenpost — 1996 to 1998.

•      Editor-in-Chief of Wochenpost — 1994 to 1996.

•   Company Directorship: Mr. Döpfner is an Independent Director.

•   Other Public Company Directorships: Mr. Döpfner serves as a member of the supervisory board of directors of RHJ International SA. During the past five years, Mr. Döpfner also served as a director of Schering AG and Deutsche Telekom AG.

Jessica P. Einhorn, Dean of the Paul H. Nitze School of Advanced International Studies (SAIS) at The Johns Hopkins University — June 2002 to present. Ms. Einhorn, 62, was first elected to the Board of Directors in May 2005.

•   Prior Professional Experience: Previously, Ms. Einhorn served in the following positions:

•      Consultant, Clark & Weinstock, a strategic communications and public affairs consulting firm — 2000 to 2002.

•      Visiting Fellow, International Monetary Fund — 1998 to 1999.

•      Executive positions at The World Bank, an international economic development organization — 1978 to 1979 and 1981 to 1999, including Managing Director for Finance and Resource Mobilization — 1996 to 1998.

•   Company Directorship: Ms. Einhorn is an Independent Director.

•   Other Directorships: Ms. Einhorn is also a director of the Peter G. Peterson Institute for International Economics, the Center for Global Development, and the National Bureau of Economic Research. Ms. Einhorn is also a member of the advisory board of Rock Creek Group. She also served as the chair of the global advisory board of J.E. Robert Companies until November 2009.

Fred Hassan, Senior Advisor at Warburg Pincus, a private equity firm — November 2009 to present. Mr. Hassan, 64, was first elected to the Board of Directors in October 2009.

•   Prior Professional Experience: Previously, Mr. Hassan served in the following positions:

•      Chairman and Chief Executive Officer of Schering Plough Corporation — 2003 to November 2009.

•      Chairman and Chief Executive Officer of Pharmacia Corporation — 2001 to 2003.

•      Chief Executive Officer of Pharmacia Corporation — 2000 to 2001.

•      Chief Executive Officer of Pharmacia & Upjohn, Inc. — 1997 to 2000.

•   Company Directorship: Mr. Hassan is an Independent Director.

•   Other Public Company Directorships: Mr. Hassan serves as a director of Avon Products Inc. During the past five years, Mr. Hassan also served as a director of Schering-Plough Corporation.

Michael A. Miles, Special Limited Partner, Forstmann Little & Company, a private equity firm — February 1995 to present. Mr. Miles, 70, was first elected to the Board of Directors in January 2001.

•   Prior Professional Experience: Previously, Mr. Miles served in the following positions:

•      Chairman of the Board and Chief Executive Officer of Philip Morris Companies Inc. (now named Altria Group, Inc.) — 1991 to 1994.

•      Vice Chairman and a member of the Board of Directors of Philip Morris Companies Inc. and Chairman and Chief Executive Officer of Kraft Foods, Inc. — 1989 to 1991. Previously served as Kraft Foods’ President and Chief Executive Officer, and President and Chief Operating Officer — 1982 to 1991.

•      Executive positions at Heublein, Inc., including Senior Vice President of Foods and Chairman of Kentucky Fried Chicken Corporation (KFC) Worldwide; Senior Vice President of Marketing for its Kentucky Fried Chicken subsidiary; Vice President and General Manager of Heublein’s Grocery Products Group; Group Vice President of Heublein’s international operations — 1971 to 1982.

•      Executive positions at Leo Burnett Co., a Chicago-based advertising agency — 1961 to 1971.

•   Company Directorship: Mr. Miles is an Independent Director. He was a director of Historic TW from 1995 to January 2001.

•   Other Public Company Directorships: Mr. Miles serves as a director of AMR Corporation and Citadel Broadcasting Corporation. During the past five years, Mr. Miles also served as a director of Dell Inc., Sears Holding Corporation and Morgan Stanley & Co.

Kenneth J. Novack, Senior Counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC, a Boston-based law firm — January 2004 to present. Mr. Novack is a retired partner of this law firm and no longer practices law. Mr. Novack, 68, was first elected to the Board of Directors in January 2001.

•   Prior Professional Experience: Previously, Mr. Novack served in the following positions:

•      Vice Chairman of the Company — from the AOL-Historic TW Merger in January 2001 to December 2003.

•      Vice Chairman, AOL — May 1998 to the AOL-Historic TW Merger in January 2001.

•      Of Counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC — 1998 to 2001.

•      Attorney, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC — 1966 to 1998, and served on its executive committee from 1970 until his retirement in 1998.

•   Company Directorship: Mr. Novack is an Independent Director. He was a director of AOL from January 2000 to January 2001.

•   Other Directorships: Mr. Novack serves in the following capacities for the following privately held companies: a director of Appleton Partners, Inc., Humedica, Inc., Leerink Swann & Company, Paratek Pharmaceuticals, Inc. and Prematics, Inc. and an advisory board member of General Catalyst Partners and Gordon Brothers Group.

Deborah C. Wright, Chairman, President and Chief Executive Officer of Carver Bancorp, Inc. and Carver Federal Savings Bank — February 2005 to present. Carver Bancorp, Inc. is the holding company for Carver Federal Savings Bank, a federally chartered savings bank. Ms. Wright, 52, was first elected to the Board of Directors in May 2005.

•   Prior Professional Experience: Previously, Ms. Wright served in the following positions:

•      President and Chief Executive Officer of Carver Bancorp, Inc. and Carver Federal Savings Bank — 1999 to 2005.

•      President and Chief Executive Officer of the Upper Manhattan Empowerment Zone Development Corporation, a redevelopment fund — 1996 to 1999.

•      Commissioner of the Department of Housing Preservation and Development — 1994 to 1996.

•      Member of the New York City Planning Commission — 1992 to 1994, and the New York City Housing Authority Board — 1990 to 1992.

•   Company Directorship: Ms. Wright is an Independent Director.

•   Other Public Company Directorships: Ms. Wright serves as a director of Carver Bancorp, Inc. and Kraft Foods Inc.

Independence and Qualifications of the Nominees for Director

The Board of Directors believes that the Company would be best served by a board of directors consisting of individuals who have a variety of complementary skills, professional experience and backgrounds and who bring diverse viewpoints and perspectives to the Board. The Nominating and Governance Committee and the Board consider these individual skills, professional experience and backgrounds in the broader context of the Board’s overall composition, so that the Board collectively possesses the appropriate skill and experience to oversee the Company’s business.

As set forth in the Company’s Corporate Governance Policy, the Nominating and Governance Committee and the Board are required to evaluate various factors in selecting its slate of nominees for election to the Board. In accordance with the Corporate Governance Policy, with respect to each nominee for director at the 2010 Annual Meeting, they considered each nominee’s independence, satisfaction of regulatory requirements, personal qualifications (including financial literacy), professional qualifications and, with respect to incumbent directors, past performance on the Board. In addition, the Nominating and Governance Committee and the Board reviewed each nominee’s qualifications under the additional criteria for membership on the Board established by the Committee. See “— Criteria for Membership on the Board” above.

Satisfaction of Regulatory Requirements.    The Corporate Governance Policy requires that the Board has directors who meet the applicable criteria for committee or Board membership established by regulatory entities, including the NYSE and the SEC. The Board has determined that each of the nominees for director meets all of the regulatory criteria to serve on the Board, and each director other than Mr. Bewkes meets all of the regulatory requirements to serve on committees of the Board. Mr. Bewkes is an employee of the Company and thus is not independent and does not meet the regulatory criteria for membership on any of the Board’s committees. Messrs. Barksdale and Novack do not qualify as “outside directors” under Section 162(m) of the Internal Revenue Code due to their former positions as executive officers of the Company or a predecessor company. As a result, the Board has determined not to appoint them as members of the Compensation and Human Development Committee.

Independence.    Each of the nominees is currently a director of the Company. The By-laws require a majority of the Board to be independent, but the Board’s objective is that a substantial majority of its members be independent. The Board of Directors has determined that 11 of the 12 nominees for director (92%) are Independent Directors.

Personal Qualifications.    The Board has determined that each director nominee is financially literate and possesses the skills, judgment, experience, reputation and commitment to make a constructive contribution to the Board.

Professional Qualifications.    In addition to the information under “Directors of the Company” above regarding each nominee’s business experience and service on the boards of directors of other companies, the Board considered the following experience, qualifications or skills of each of the nominees in concluding that each director nominee is qualified to serve as a director of the Company. The information below is not intended to be an exhaustive list of the qualifications that the Board considered with respect to the director nominees.

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Leadership and Senior Management:    Each of the Company’s director nominees has significant experience serving as a founder, chief executive officer or a senior executive of a major corporation or firm (or a comparable position in government or the non-profit sector):

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Mr. Barksdale has more than 25 years of experience as a former CEO or senior executive of the following major companies: Netscape Communications Corp. (President and CEO), AT&T Wireless Services (CEO), FedEx Corporation (Chief Operating Officer and Chief Information Officer), and Cook Industries (Chief Information Officer and other management positions).

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Mr. Barr served as Attorney General of the United States and, as such, he led the U.S. Department of Justice. Mr. Barr also has more than 14 years of experience as a former Executive Vice President and General Counsel of Verizon Communications Inc. and its predecessor, GTE Corporation.

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Mr. Bewkes has more than 7 years of experience serving as the CEO or senior executive of the Company. During these years, he has served as the Company’s Chairman and CEO (his current position since January 2009), President and CEO, President and Chief Operating Officer, and Chairman, Entertainment & Networks Group. Mr. Bewkes also has more than 11 additional years of experience serving as a senior executive of the Company’s Home Box Office division, during which he served as Chairman and CEO and prior to that, President and Chief Operating Officer.

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Mr. Bollenbach has more than 15 years of experience as a former CEO or senior executive of the following major companies: Hilton Hotels Corporation (Co-Chairman, CEO and President), The Walt Disney Company (Senior Executive Vice President and CFO), Host Marriott Corporation (President and CEO) and Marriott Corporation (CFO).

•	Mr. Caufield is a co-founder and former partner of Kleiner Perkins Caufield & Byers, one of the largest venture capital firms in the United States.

•	Mr. Clark serves as the Distinguished Service Professor at Harvard University and has held this position since 2003. Prior to that, he served as the Dean of Harvard Law School for 14 years.

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Mr. Döpfner serves as the Chairman and CEO of Axel Springer AG, a major media and communications company in Germany, and has held these positions for over 8 years. He has also served as the Head of the Newspapers Division and the International Division of Axel Springer AG.

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Ms. Einhorn serves as the Dean of the Paul H. Nitze School of Advanced International Studies (“SAIS”) at The Johns Hopkins University and has held this position since June 2002. She has also held executive positions at The World Bank, an international economic development organization, for more than 18 years.

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Mr. Hassan has more than 12 years of experience as a former Chairman and/or CEO of the following major pharmaceutical companies: Schering Plough Corporation (Chairman and CEO), Pharmacia Corporation (Chairman and CEO) and Pharmacia & Upjohn, Inc. (CEO).

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Mr. Miles has more than 12 years of experience as a former CEO or senior executive of the following major companies: Philip Morris Companies Inc. (now named Altria Group, Inc.) (Chairman and CEO) and Kraft Foods, Inc. (Chairman and CEO and other senior executive positions). Prior to these positions, he served in executive positions at Heublein, Inc. and Leo Burnett Co.

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Mr. Novack has more than five years of experience serving as Vice Chairman of the Company and as Vice Chairman of AOL prior to the AOL-Historic TW Merger. He also served on the executive committee of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC, a major law firm, for 28 years until his retirement in 1998.

•

Ms. Wright has more than 10 years of experience serving as the CEO of Carver Bancorp, Inc. and Carver Federal Savings Bank. During these years, she has served as the Chairman, President and CEO (her position since February 2005) and as the President and CEO of Carver Bancorp, Inc. and Carver Federal Savings Bank. She also has approximately 15 years of experience serving in leadership roles at the following non-profit organizations or governmental bodies: Upper Manhattan Empowerment Zone Development Corporation (President and CEO), the Department of Housing Preservation and Development (Commissioner), the New York City Planning Commission (Member) and the New York City Housing Authority (Board member).

•

Media, Communications or Technology Businesses:    Each of Messrs. Barksdale, Barr, Bewkes, Bollenbach, Döpfner, Miles and Novack has extensive knowledge of and experience in media, communications and/or technology businesses:

•

Mr. Barksdale is a former senior executive of the following major companies that have communications or technology businesses: Netscape Communications Corp. (President and CEO) and AT&T Wireless Services (CEO). Mr. Barksdale also has experience in technology through his prior service as Chief Information Officer of FedEx Corporation. Mr. Barksdale is also a former director of Sun Microsystems.

•	Mr. Barr is a former Executive Vice President and General Counsel of Verizon Communications Inc. and its predecessor, GTE Corporation.

•	Mr. Bewkes serves as the Chairman and CEO of the Company and has over 30 years in the media and entertainment business.

•	Mr. Bollenbach is a former Senior Executive Vice President and CFO of The Walt Disney Company.

•	Mr. Döpfner serves as the Chairman and CEO of Axel Springer AG, a major media and communications company in Germany.

•	Mr. Miles is a former director of Dell Inc. and served in this role for 14 years until his retirement from Dell’s board of directors in 2009.

•	Mr. Novack is a former Vice Chairman of the Company and AOL.

•

Finance, Investments or Banking:    Each of Messrs. Barksdale, Barr, Bollenbach, Caufield, Clark, Hassan and Novack and Mses. Einhorn and Wright has extensive knowledge of and experience in finance, investments and/or banking (or their equivalents in government or the non-profit sector):

•

Mr. Barksdale serves as the Chairman and President of Barksdale Management Corporation, a private investment management company. Mr. Barksdale is also a strategic limited partner of Kleiner Perkins Caufield & Byers, a venture capital firm.

•	Mr. Barr serves as a director of the Selected Funds, which consist of several mutual funds.

•	Mr. Bollenbach is a former CFO of The Walt Disney Company and Marriott Corporation.

•	Mr. Caufield is a co-founder and former partner of Kleiner Perkins Caufield & Byers, a major venture capital firm.

•	Mr. Clark serves as a trustee of TIAA, a large pension fund serving the higher education community.

•

Ms. Einhorn is a former Visiting Fellow at the International Monetary Fund and has held executive positions at The World Bank. Ms. Einhorn also serves as a director of the Peterson Institute for International Economics, the Center for Global Development, and the National Bureau of Economic Research. She also serves on the advisory board of Rock Creek Group, a global alternative asset manager and provider of financial advisory services.

•	Mr. Hassan serves as a Senior Advisor at Warburg Pincus, a private equity firm.

•

Mr. Novack serves as a director of Leerink Swann & Company, a healthcare investment bank, and an advisory board member of General Catalyst Partners, a venture capital and private equity firm. He also practiced securities law for over 30 years.

•	Ms. Wright serves as the Chairman, President and CEO of Carver Bancorp, Inc. and Carver Federal Savings Bank.

•

Consumer-Focused Businesses:    Each of Messrs. Barksdale, Barr, Bewkes, Bollenbach, Döpfner, Hassan, Miles and Novack and Ms. Wright has extensive knowledge of and experience in businesses with products or services that directly serve consumers.

•	Mr. Barksdale is a former CEO or senior executive of the following companies: Netscape Communications Corp., AT&T Wireless Services and FedEx Corporation.

•	Mr. Barr is a former Executive Vice President and General Counsel of Verizon Communications Inc. and its predecessor, GTE Corporation.

•	Mr. Bewkes serves as the Chairman and CEO of the Company.

•

Mr. Bollenbach is a former senior executive of the following companies in the hotel and entertainment industries: Hilton Hotels Corporation, The Walt Disney Company and Host Marriott Corporation (including its predecessor Marriott Corporation). Mr. Bollenbach also serves as a director of Macy’s.

•	Mr. Döpfner serves as the Chairman and CEO of Axel Springer AG, which publishes newspapers and magazines.

•	Mr. Hassan is a former Chairman and CEO of Schering Plough Corporation and other pharmaceutical companies.

•

Mr. Miles is a former CEO or senior executive of the following companies: Philip Morris Companies Inc. (now named Altria Group, Inc.), Kraft Foods, Inc. and Heublein, Inc. Mr. Miles also served as a director of Sears Holding Corporation.

•	Mr. Novack is a former Vice Chairman of the Company and AOL.

•	Ms. Wright serves as Chairman, President and CEO of Carver Federal Savings Bank, which directly serves banking customers. She also serves as a director of Kraft Foods Inc.

•	Legal, Regulatory and Government Relations. Each of Messrs. Barr, Clark, Hassan and Novack and Mses. Einhorn and Wright has extensive legal, regulatory and/or government relations experience:

•

Mr. Barr has legal, regulatory and/or government relations experience through his former positions as Attorney General of the United States, General Counsel of Verizon Communications Inc. and as a partner of a major law firm.

•

Mr. Clark has been a law professor since 1974 and currently serves as the Distinguished Service Professor at Harvard University. His research and teaching interests are centered on corporate governance.

•	Ms. Einhorn’s experience in regulatory and government relations includes senior finance positions at The World Bank and her ongoing research interest in financial regulations.

•	Mr. Hassan has extensive legal, regulatory and government relations experience through his former position as the CEO of Schering Plough Corporation, a global pharmaceutical company.

•	Mr. Novack’s experience in legal and regulatory matters includes over 30 years of legal practice as a partner of a major law firm.

•

Ms. Wright’s experience in regulatory and government relations includes her roles at the Upper Manhattan Empowerment Zone Development Corporation, the Department of Housing Preservation and Development, the New York City Planning Commission and the New York City Housing Authority.

•

International Operations or Global Economic Policy:    Each of Messrs. Barksdale, Barr, Bewkes, Bollenbach, Caufield, Döpfner, Hassan and Miles and Ms. Einhorn has extensive knowledge of and experience in managing or investing in companies with international operations or experience with policies regarding global economic development and cooperation.

•	Mr. Barksdale is a former CEO or senior executive of the following companies with international operations: Netscape Communications Corp., AT&T Wireless Services and FedEx Corporation.

•	Mr. Barr is a former Executive Vice President and General Counsel of Verizon Communications Inc., which provides communication services to 150 countries outside the United States.

•	Mr. Bewkes is the Chairman and CEO of the Company, which has operations globally.

•

Mr. Bollenbach is a former executive officer of Hilton Hotels Corporation, The Walt Disney Company and Host Marriott Corporation (including its predecessor Marriott Corporation), which are major companies with international operations.

•

Mr. Caufield has extensive experience in investing in international companies through his former position as partner of Kleiner Perkins Caufield & Byers and his prior service on the global advisory board of J.E. Robert Companies, a global real estate investment management company, and the board of JER Investors Trust Inc., a real estate finance company that is managed by an affiliate of J.E. Robert Companies.

•	Mr. Döpfner is the Chairman and CEO of Axel Springer AG, a major media and communications company with operations throughout Europe.

•

Ms. Einhorn has extensive knowledge of policies and practices in international finance and economic development, including through her prior positions at The World Bank and on the boards of non-profit research and public policy institutions. She also previously served for over six years as a director of Pitney Bowes Inc., which has international operations.

•	Mr. Hassan is a former Chairman and CEO of Schering Plough Corporation and other major pharmaceutical companies with international operations.

•	Mr. Miles is a former Chairman and CEO of Philip Morris Companies Inc. (now named Altria Group, Inc.) and former Chairman and CEO of Kraft Foods, Inc., each with international operations.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name of each executive officer of the Company, the office held by such officer and the age of such officer as of April 5, 2010.

Name	Age	Office
Jeffrey L. Bewkes	57	Chairman and Chief Executive Officer
Paul T. Cappuccio	48	Executive Vice President and General Counsel
Patricia Fili-Krushel	56	Executive Vice President, Administration
Gary L. Ginsberg	47	Executive Vice President
John K. Martin, Jr.	42	Executive Vice President and Chief Financial Officer
Carol A. Melton	55	Executive Vice President, Global Public Policy
Olaf Olafsson	47	Executive Vice President

Set forth below are the principal positions held by each of the executive officers named above:

Mr. Bewkes	Chairman and Chief Executive Officer since January 1, 2009; prior to that, Mr. Bewkes served as President and Chief Executive Officer from January 1, 2008 and President and Chief Operating Officer from January 1, 2006. Director since January 25, 2007. Prior to January 1, 2006, Mr. Bewkes served as Chairman, Entertainment & Networks Group from July 2002 and, prior to that, Mr. Bewkes served as Chairman and Chief Executive Officer of the Home Box Office division from May 1995, having served as President and Chief Operating Officer from 1991.

Mr. Cappuccio	Executive Vice President and General Counsel since January 2001; prior to that, he served as Senior Vice President and General Counsel of AOL from August 1999. From 1993 to 1999, Mr. Cappuccio was a partner at the Washington, D.C. office of the law firm of Kirkland & Ellis. Mr. Cappuccio was an Associate Deputy Attorney General at the U.S. Department of Justice from 1991 to 1993.

Ms. Fili-Krushel	Executive Vice President, Administration since July 2001; prior to that, she was Chief Executive Officer of the WebMD Health division of WebMD Corporation from April 2000 to July 2001 and President of ABC Television Network from July 1998 to April 2000. Prior to that, she was President, ABC Daytime from 1993 to 1998.

Mr. Ginsberg	Executive Vice President since April 5, 2010; prior to that, Mr. Ginsberg served as an Executive Vice President at News Corporation from January 1999 to December 2009, most recently serving as Executive Vice President of Global Marketing and Corporate Affairs. Prior to that, Mr. Ginsberg served as Managing Director at the strategic consulting firm, Clark & Weinstock, from November 1996 to December 1998, Senior Editor and Counsel of George Magazine from March 1995 to November 1996, and Assistant Counsel to President Clinton and Senior Counsel at the U.S. Department of Justice from January 1993 to November 1994.

Mr. Martin	Executive Vice President and Chief Financial Officer since January 2008; prior to that, he was Executive Vice President and Chief Financial Officer of Time Warner Cable since August 2005. Mr. Martin joined Time Warner Cable from Time Warner where he had served as Senior Vice President of Investor Relations from May 2004 and Vice President from March 2002 to May 2004. Prior to that, Mr. Martin was Director in the Equity Research group of ABN AMRO Securities LLC from 2000 to 2002, and Vice President of Investor Relations at Time Warner from 1999 to 2000. Mr. Martin first joined the Company in 1993 as a Manager of SEC financial reporting.

Ms. Melton	Executive Vice President, Global Public Policy since June 2005; prior to that, she worked for eight years at Viacom Inc., serving as Executive Vice President, Government Relations at the time she left to join Time Warner. Prior to that, Ms. Melton served as Vice President in Time Warner’s Public Policy Office until 1997, having joined the Company in 1987 as Washington Counsel to Warner Communications Inc.

Mr. Olafsson	Executive Vice President since March 2003. During 2002, Mr. Olafsson pursued personal interests, including working on a novel that was published in the fall of 2003. Prior to that, he was Vice Chairman of Time Warner Digital Media from November 1999 through December 2001 and, prior to that, Mr. Olafsson served as President of Advanta Corp. from March of 1998 until November 1999.

SECURITY OWNERSHIP

Security Ownership of the Board of Directors and Executive Officers

The following table sets forth information concerning the beneficial ownership of Time Warner Common Stock as of January 31, 2010 for each current director, each nominee for election as a director, each of the persons named in the Summary Compensation Table and for all directors and executive officers as a group as of January 31, 2010. None of the foregoing persons beneficially owned any shares of equity securities of the Company’s subsidiaries as of January 31, 2010. All amounts representing shares of outstanding Common Stock issued prior to March 27, 2009 have been adjusted to reflect the Reverse Stock Split that became effective on such date, and all amounts representing shares of Common Stock to be issued upon the vesting of stock awards or the exercise of stock options have been adjusted (as applicable) to reflect the Reverse Stock Split, the Cable Separation and the AOL Separation.

	Time Warner Common Stock Beneficially Owned (1)
Name of Beneficial Owner	Number of Shares	Option Shares (2)	Performance Stock Units (3)	Restricted Stock Units (4)	Percent of Class
James L. Barksdale (5)	169,192	61,636	0	0	*
William P. Barr (6)	0	0	0	0	*
Jeffrey L. Bewkes (7)	219,078	3,462,112	34,563	75,029	*
Stephen F. Bollenbach (8)	10,333	63,803	0	0	*
Paul T. Cappuccio (7)	60,986	1,267,065	8,558	16,294	*
Frank J. Caufield	83,832	61,636	0	0	*
Robert C. Clark	6,649	13,490	0	0	*
Mathias Döpfner	2,447	4,820	0	0	*
Jessica P. Einhorn	3,986	9,637	0	0	*
Patricia Fili-Krushel (7)	21,951	629,876	6,368	12,178	*
Fred Hassan (8)	0	0	0	0	*
John K. Martin, Jr. (7)	4,567	273,606	0	3,192	*
Michael A. Miles (9)	21,864	63,803	0	0	*
Kenneth J. Novack (10)	15,395	1,457,772	0	0	*
Olaf Olafsson (7)	20,990	419,119	6,368	12,178	*
Deborah C. Wright	4,319	9,637	0	0	*
All current directors and executive officers (18 persons) as a group (2)-(10)	676,320	8,334,130	64,447	135,308	*

*	Represents beneficial ownership of less than one percent of the issued and outstanding Common Stock as of January 31, 2010.

(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated, beneficial ownership represents both sole voting and sole investment power. This table does not include, unless otherwise indicated, any shares of Common Stock or other equity securities of the Company that may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees. The table includes the following equity securities of the Company beneficially owned by the named persons or group as of January 31, 2010: (i) shares of Common Stock and restricted stock (reported under the “Number of Shares” column), (ii) options to purchase Common Stock, (iii) performance stock units (“PSUs”) that represent a contingent right to receive shares of Common Stock upon satisfaction of certain performance criteria and (iv) restricted stock units (“RSUs”) that represent a contingent right to receive shares of Common Stock.

In addition, under the Company’s deferred compensation programs, as described below, a participant may elect to have the value of his or her deferred compensation ultimately paid out based on an assumed investment in the Common Stock during the deferral period. As described below, such participants do not have any right to vote or receive any Common Stock in connection with these assumed investments, which are ultimately paid in cash, but the assumed investments of the deferred compensation do represent an economic interest in the Common Stock. The following share equivalents, or “phantom units,” have been credited to the following individuals under the Company’s deferred compensation programs: Mr. Bewkes, 19,837 share equivalents; Mr. Bollenbach, 19,473 share equivalents; and Mr. Miles, 4,513 share equivalents. These share equivalents are not included in the table above.

(2)	Reflects shares of Common Stock underlying stock options awarded by the Company that were exercisable on or within 60 days of January 31, 2010. These shares are not included in the “Number of Shares” column.

(3)	Reflects shares of Common Stock that were issuable upon the vesting of PSUs on or within 60 days of January 31, 2010. These shares are not included in the “Number of Shares” column.

(4)	Reflects shares of Common Stock that were issuable upon the vesting of RSUs on or within 60 days of January 31, 2010. These shares are not included in the “Number of Shares” column.

(5)	Includes 400 shares of Common Stock held by a limited partnership of which Mr. Barksdale is the sole general partner and 2,150 shares of Common Stock held by a trust of which Mr. Barksdale is the sole trustee and beneficiary.

(6)	In February 2010, Mr. Barr purchased 7,350 shares of Common Stock.

(7)	Includes (a) an aggregate of approximately 36,691 shares of Common Stock held by a trust under the Time Warner Savings Plan for the benefit of directors and executive officers of the Company (including 31,456 shares for Mr. Bewkes, 881 shares for Mr. Martin, 230 shares for Mr. Cappuccio, 252 shares for Ms. Fili-Krushel and 242 shares for Mr. Olafsson), (b) an aggregate of 6,126 shares of Common Stock beneficially owned by the spouse of an executive officer (Carol Melton) and (c) 92 shares held in an IRA account for the benefit of Ms. Fili-Krushel.

(8)	In March 2010, Mr. Hassan purchased 34,000 shares of Common Stock.

(9)	The number of shares held by Messrs. Bollenbach and Miles includes 348 shares of restricted stock held by each director.

(10)	Includes 91 shares of Common Stock held by an irrevocable trust for the benefit of Mr. Novack’s children, one of whom shares his household, and 175 shares of Common Stock held by the Novack Family Foundation of which Mr. Novack and his wife are two of nine trustees who share voting power with respect to the shares. Mr. Novack disclaims beneficial ownership of shares held by the trust and the Novack Family Foundation.

Security Ownership of Certain Beneficial Owners

Based on a review of filings with the SEC, the Company has determined that the following persons are holders of more than 5% of the outstanding shares of Common Stock as of December 31, 2009:

Name and Address of Beneficial Owner	Shares of Stock Beneficially Owned	Percent of Class
Capital Research Global Investors (1)	90,219,406	7.7%
333 South Hope Street
Los Angeles, CA 90071

BlackRock, Inc. (2)	70,221,170	6.0%
40 East 52nd Street
New York, NY 10022

Dodge & Cox (3)	61,346,169	5.3%
555 California Street, 40th Floor
San Francisco, CA 94104

(1)	Based solely on a Schedule 13G/A filed by Capital Research Global Investors with the SEC on February 10, 2010.

(2)	Based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 29, 2010.

(3)	Based solely on a Schedule 13G/A filed by Dodge & Cox with the SEC on February 12, 2010.

AUDIT-RELATED MATTERS

Report of the Audit and Finance Committee

In accordance with its charter, the Audit and Finance Committee (the “Committee”) assists the Board of Directors in fulfilling its responsibilities in a number of areas. These responsibilities include, among others: (i) the appointment and oversight of the Company’s independent auditors, as well as the evaluation of the independent auditors’ qualifications, performance and independence; (ii) the appointment and oversight of the Company’s Chief Audit Executive and the Company’s internal audit function; (iii) oversight of the Company’s ethics and compliance program; (iv) oversight of the Company’s response to any regulatory actions involving financial, accounting and internal control matters; (v) oversight of the Company’s risk management policies and processes; (vi) review of the Company’s earnings press releases, financial statements, and systems of disclosure controls and procedures and internal control over financial reporting; and (vii) oversight of the Company’s financial structure, financial condition (including financial capacity) and capital strategy.

To assist it in fulfilling its oversight and other duties, the Committee may retain outside counsel and other advisors as it deems necessary to carry out its duties. In addition, the Committee regularly meets separately with the internal auditor, the independent auditors, management and in-house counsel.

Independent Auditors and Internal Audit Matters.    The Committee has discussed with the Company’s independent auditors their plan for the audit of the Company’s annual consolidated financial statements and the independent auditors’ evaluation of the effectiveness of the Company’s internal control over financial reporting, as well as reviews of the Company’s quarterly financial statements. During 2009, the Committee met regularly with the independent auditors, with and without management present, to discuss the results of their audits and reviews, as well as their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s accounting principles. In addition, the Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent auditors’ communications with the Committee concerning independence. The Committee has also discussed with the independent auditors the auditors’ independence from the Company and its management. In determining that the auditors are independent, the Committee also considered whether the provision of any of the non-audit services described below under “Fees of the Independent Auditors” is compatible with maintaining their independence. The Committee has also appointed, subject to stockholder ratification, Ernst & Young LLP as the Company’s independent auditors for 2010, and the Board concurred in its appointment.

The Committee has reviewed and approved the annual internal audit plan and has met regularly with the Chief Audit Executive, with and without management present, to review and discuss the internal audit reports, including reports relating to operational, financial and compliance matters.

Ethics and Compliance Matters.    The Committee has reviewed and discussed with the Chief Ethics and Compliance Officer and management the Company’s ongoing efforts to sustain and enhance its ethics and compliance program to promote an organizational culture that encourages ethical conduct and a commitment to compliance with the law. The Committee has periodically received reports from the Chief Ethics and Compliance Officer and management concerning the Company’s ethics and compliance program, as well as reports on specific ethics and compliance matters. The Committee has previously reviewed and recommended that the Board of Directors approve the Company’s Standards of Business Conduct, which forms the cornerstone of the Company’s ethics and compliance program. The Committee has also overseen other initiatives in this area, including training programs and other efforts to increase awareness among employees of the Company’s ethics and compliance program.

Financial Statements as of December 31, 2009.    Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal and disclosure controls (including internal control over financial reporting). The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting and expressing opinions on (i) the conformity of the consolidated financial statements with U.S. generally accepted accounting principles and (ii) the effectiveness of the Company’s internal control over financial reporting.

In this context, the Committee has met and held discussions with management and the independent auditors with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

In connection with its review of the Company’s 2009 year-end financial statements, the Committee has reviewed and discussed with management and the independent auditors the consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditors’ evaluation of the effectiveness of the Company’s internal control over financial reporting. The Committee also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended and as adopted by the Public Accounting Oversight Board in Rule 3200T, including the quality and acceptability of the Company’s accounting policies, financial reporting processes and controls.

In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their reports, express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Members of the Audit and Finance Committee

Stephen F. Bollenbach (Chair)

Robert C. Clark

Jessica P. Einhorn

Fred Hassan

Deborah C. Wright

Policy Regarding Pre-Approval of Services Provided by the Independent Auditors

The Audit and Finance Committee has established a policy (the “Pre-Approval Policy”) requiring its pre-approval of all audit services and permissible non-audit services provided by the independent auditors, along with the associated fees for those services. The Pre-Approval Policy provides for the annual pre-approval of specific types of services pursuant to policies and procedures adopted by the Audit and Finance Committee, and gives detailed guidance to management as to the specific services that are eligible for such annual pre-approval. The Pre-Approval Policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the Audit and Finance Committee considers whether the provision of a non-audit service is consistent with the SEC’s rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent auditors and the Company; (ii) would place the independent auditors in the position of auditing their own work; (iii) would result in the independent auditors acting in the role of management or as an employee of the Company; or (iv) would place the independent auditors in a position of acting as an advocate for the Company. Additionally, the Audit and Finance Committee considers whether the independent auditors are best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent auditors’ familiarity with the Company’s business, personnel, systems or risk profile and whether provision of the service by the independent auditors would enhance the Company’s ability to manage or control risk or improve audit quality or would otherwise be beneficial to the Company.

The Audit and Finance Committee has delegated to its Chair the authority to address certain requests for pre-approval of audit and permissible non-audit services between meetings of the Audit and Finance Committee, and the Chair must report his pre-approval decisions to the Audit and Finance Committee at its next regular meeting. The Pre-Approval Policy is designed to help ensure that there is no delegation by the Audit and Finance Committee of authority or responsibility for pre-approval decisions to management of the Company. The Audit and Finance Committee monitors compliance by management with the Pre-Approval Policy by requiring management, pursuant to the Pre-Approval Policy, to report to the Audit and Finance Committee on a regular basis regarding the pre-approved services rendered by the independent auditors. Management has also implemented internal procedures to promote compliance with the Pre-Approval Policy.

Services Provided by the Independent Auditors

The Audit and Finance Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. Accordingly, the Audit and Finance Committee has appointed Ernst & Young LLP to perform audit and permissible non-audit services for the Company and its subsidiaries.

The aggregate fees billed by Ernst & Young LLP to the Company for services with respect to the years ended December 31, 2009 and 2008 are as follows:

Fees of the Independent Auditors

	2009	2008
Audit Fees (1)	$23,272,000	$26,149,000
Audit-Related Fees (2)	2,196,000	7,923,000
Tax Fees (3)	2,026,000	2,327,000
All Other Fees	—	—

Total Fees for Services Provided	$27,494,000	$36,399,000

(1)	Audit Fees were for audit services, including (a) the annual audit (including required quarterly reviews), subsidiary audits and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements; (b) the audit of the effectiveness of internal control over financial reporting; (c) consultation with management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other regulatory or standard-setting bodies; (d) international statutory audits; and (e) services that only the independent auditors reasonably can provide, such as services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assistance in responding to SEC comment letters.

(2)	Audit-Related Fees were principally for services related to (a) audits for potential asset dispositions and reorganizations; (b) agreed-upon procedures or expanded audit procedures to comply with contractual arrangements or regulatory reporting requirements; (c) audits of employee benefit plans; and (d) services pertaining to acquisitions, dispositions and the related accounting or disclosure treatment for such transactions or events.

(3)	Tax Fees were for services related to (a) tax compliance; (b) tax planning and tax advice; and (c) expatriate tax services.

None of the services related to Audit-Related Fees or Tax Fees presented above were approved by the Audit and Finance Committee pursuant to the waiver of pre-approval provisions set forth in the applicable rules of the SEC.

COMPENSATION

General

Unless otherwise specified, the reference to “as adjusted” refers to adjustments due to the Cable Separation, the Reverse Stock Split and the AOL Separation.

Director Compensation

The Company’s Nominating and Governance Committee is responsible for reviewing the compensation for the Company’s non-employee directors and making recommendations to the Board of Directors for its approval. In accordance with the Nominating and Governance Committee’s charter, the Committee reviews information on compensation paid to non-employee directors at other public companies that is provided by an independent consultant. Executive officers of the Company and other members of management help coordinate the delivery of materials containing the information provided by the Committee’s independent consultant to the Committee members, but do not determine or recommend the amount or form of compensation for the Company’s non-employee directors. Final compensation decisions regarding director compensation are made by the full Board of Directors, based on recommendations by the Nominating and Governance Committee.

From 2005 through 2009, the Board-approved total annual director compensation program consisted of (i) a cash retainer of $100,000, (ii) options to purchase 3,853 shares of Common Stock (as adjusted) and (iii) an award of RSUs valued at $75,000. This compensation program was designed to comply with the guidelines set forth in the Company’s Corporate Governance Policy, prior to the amendments made to the policy in December 2009.

During 2009, the Committee engaged Steven Hall & Partners as the Committee’s independent consultant to provide advice to the Committee in terms of both the structure and level of non-employee director compensation. In providing the services, the independent consultant (i) compared the Company’s compensation program and policies for non-employee directors against the programs and policies of peer companies, (ii) made recommendations regarding the Company’s compensation program and policies for non-employee directors and (iii) updated the Committee on trends and best practices in director compensation. In December 2009, upon the recommendation of the Nominating and Governance Committee, the Board approved a revised compensation program for non-employee directors, which sets each non-employee director’s overall compensation at $250,000, consisting of (i) a cash retainer of $125,000 and (ii) equity grants having an aggregate fair value of $125,000 ($85,000 in RSUs and $40,000 in stock options). The compensation will be effective for directors elected at the 2010 Annual Meeting. The overall compensation level places Time Warner near the median for its peer group. Under the revised program, the RSUs and stock options granted to non-employee directors after December 2009 will vest fully in one year. Finally, the revised program provides that new directors who join the Board after an annual meeting of stockholders will receive a pro rated share of cash and equity (consisting of both RSUs and stock options).

As noted above, the Board revised its Corporate Governance Policy to provide that non-employee directors are expected to hold a minimum of 10,000 shares of Common Stock within five years of joining the Board (rather than 5,000 shares within three years of joining the Board). The Board also amended the Corporate Governance Policy to remove the provision that non-employee director compensation be set at the 75th percentile among the Company’s peer group, which is consistent with the elimination of a target percentile for executive compensation and reflects the Board’s view that it should not tie compensation to a specific peer group percentile and the fact that such compensation, as revised, is at approximately the median among the Company’s peer group. For a discussion of other related amendments to the Corporate Governance Policy, see “Corporate Governance and Board Matters.”

No additional compensation is paid for service as a committee chair or member or for attendance at meetings of the Board or any Board committee. Mr. Bewkes is the only director who is also an officer of and employed by the Company (or any of its subsidiaries). He does not receive any compensation for his Board activities.

Cash Retainer.    During 2009, each non-employee director elected at the 2009 Annual Meeting of Stockholders received an annual cash retainer of $100,000, unless the director elected to defer receipt of all or part of the retainer pursuant to the Company’s deferred compensation plan for non-employee directors. Commencing in 2010, the annual cash retainer has been increased to $125,000. The cash retainer is intended to provide a balance between cash and equity compensation, as well as to allow our directors to use the cash to pay taxes on their RSUs as they vest without having to sell shares to pay those taxes. Messrs. Barr and Hassan, each of whom joined the Board after the 2009 Annual Meeting of Stockholders, each received a pro-rated cash retainer, as set forth in the Director Compensation for Fiscal Year 2009 table below. The revised compensation program provides that new directors who join the Board after an annual meeting of stockholders will receive a pro-rated cash retainer.

Options.

Options Granted in 2009 and Prior Years.    In prior years (through December 2009), each non-employee director who had served for at least six months received a grant of options to purchase 3,853 shares of Common Stock (as adjusted) on the day following the annual meeting. In addition, each new non-employee director who was elected or appointed to the Board of Directors for the first time received an initial grant of options to purchase 3,853 shares of Common Stock (as adjusted) (or such greater number of options as determined by the Board of Directors for recruitment purposes).

All of the options granted to non-employee directors have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of 10 years and vest in installments of 25% over a four-year period and immediately if the director ceases to serve as a director of the Company under certain conditions, including because the director is not nominated by the Board of Directors to stand for re-election at the annual meeting of stockholders, is not re-elected by the stockholders at the annual meeting, or resigns after receiving fewer than a majority “for” votes of the votes cast in an uncontested election of directors.

In 2009, each non-employee director elected at the 2009 Annual Meeting of Stockholders received a grant of options to purchase 3,853 shares of Common Stock (as adjusted). Messrs. Barr and Hassan also received an initial grant of options to purchase 3,853 shares of Common Stock (as adjusted) upon their appointment to the Board in 2009. Stock options were granted to directors from the Time Warner Inc. 1999 Stock Plan through October 28, 2009, when the plan terminated. Stock options granted to directors after that date were made from the Time Warner Inc. 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”).

Options Granted After 2009.    Grants of stock options to non-employee directors in 2010 will be made under the 2006 Stock Incentive Plan. Under the revised compensation program for non-employee directors, each non-employee director who is elected to the Board at an annual meeting of stockholders will receive a grant of options to purchase Common Stock having a fair value of $40,000 (rather than a fixed number of stock options) on the date of grant, which is the date following the annual meeting at which the director was elected. The number of stock options granted with a fair value of $40,000 will be based on the closing sale price of a share of Common Stock as reported on the NYSE Composite Tape on the date of grant and the Black-Scholes methodology of valuing options. The revised compensation program provides that new directors who join the Board after an annual meeting of stockholders will receive a pro-rated share of stock options. All stock options granted to non-employee directors after December 2009 will have the same terms regarding the determination of exercise price as stock options granted prior to December 2009. However, the grants will vest fully in one year (rather than in installments of 25% over a four-year period).

Restricted Stock Units.

RSUs Granted in 2009.    Following the 2009 Annual Meeting of Stockholders, each non-employee director who had served for at least six months received an award of RSUs under the 2006 Stock Incentive Plan having a value of approximately $75,000 on the date of grant, which was the date following the annual meeting of stockholders. The RSUs represent a contingent right to receive the designated number of shares of Common Stock upon completion of the vesting period. The number of RSUs granted based on the $75,000 value was determined by dividing $75,000 by the fair market value of the Common Stock on the date of grant, which is the closing price of a share of Common Stock as reported on the NYSE Composite Tape. Any non-employee director who joined the Board after the Company’s annual meeting of stockholders was not eligible to receive an award of RSUs until the next annual meeting of stockholders.

All of the RSUs granted to non-employee directors in 2009 vest and shares of Common Stock are issued and delivered to the non-employee director (along with any distributions retained by the Company on the RSUs) in equal annual installments on the first four anniversaries of the first day of the month in which the RSUs were granted. The RSUs will vest in full upon the termination of the non-employee director’s service on the Board on account of (i) retirement either due to a mandatory retirement policy or after serving at least five years as a director, (ii) failure to be re-elected by the stockholders after nomination, (iii) resignation after receiving fewer than a majority “for” votes of the votes cast in an uncontested election of directors, (iv) death or disability, (v) the occurrence of certain transactions involving a change in control of the Company, or (vi) under certain other designated circumstances, with the approval of the Board on a case-by-case basis. If a non-employee director leaves the Board for any other reason, then all his or her unvested RSUs are forfeited to the Company. During the vesting period, the directors may not vote the RSUs or transfer their rights with respect to the RSUs. The directors are entitled to receive dividend equivalents on the RSUs in an amount equal to the regular quarterly cash dividends declared and paid by the Company at the same time that the dividends are paid on outstanding shares of Common Stock.

Each non-employee director elected at the 2009 Annual Meeting of Stockholders received a grant of 3,438 RSUs (as adjusted). Messrs. Barr and Hassan did not receive any grant of RSUs in 2009 because they were appointed to the Board after the 2009 Annual Meeting of Stockholders.

Restricted Stock Units Granted After 2009.    Beginning in 2010, each non-employee director who is elected to the Board at an annual meeting of stockholders will receive a grant of RSUs to purchase Common Stock having a fair value of $85,000 (rather than $75,000) on the date of grant, which is the date following the annual meeting at which the director was elected. The number of RSUs granted based on the $85,000 value will be based on the closing sale price of a share of Common Stock as reported on the NYSE Composite Tape on the date of grant. In addition, new directors who join the Board after an annual meeting of stockholders will receive a pro-rated share of RSUs. All RSUs to be granted to non-employee directors in 2010 under the 2006 Stock Incentive Plan will have the same terms regarding voting and dividend equivalents as described above. However, the grants will vest fully in one year (rather than in installments of 25% over a four-year period).

Expenses.    Non-employee directors are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and stockholder meetings. While travel to such meetings may include the use of Company aircraft, if available and appropriate under the circumstances, the directors generally use commercial air or rail transportation services. Directors are also reimbursed for reasonable expenses associated with other Company-related business activities, including participation in director education programs.

The Company provides directors with representative samples of the Company’s products (such as DVDs), promotional items and other merchandise. The Company also periodically invites directors and their spouses to attend Company-sponsored events, such as film premieres, screenings and cultural events. The Company believes that receiving these products and attending these types of functions serve a business purpose by expanding the directors’ knowledge of the Company’s business, products, services, business partners and other constituencies. The Company also invites directors and their spouses to attend the annual meeting of stockholders and, from time to time, other events. The Company generally provides for, or reimburses expenses of, the spouses’ travel, food and lodging for attendance at the annual meeting of stockholders and other events to which directors’ spouses and guests have been invited. For the year ended December 31, 2009, the aggregate incremental cost to the Company of these Company products, events and related expenses was less than $10,000 per director. The Company also reimburses the non-employee director for the estimated taxes incurred in connection with any income recognized by the director as a result of the non-employee director’s or spouse’s attendance at such events. No such taxes were incurred by any director in 2009.

From time to time, spouses may also join non-employee directors on Company aircraft when a non-employee director is traveling to or from any Board, committee, or stockholder meeting. While the Company generally incurs no additional cost, this travel may result in the non-employee director recognizing income for tax purposes. The Company does not reimburse the non-employee director for the estimated taxes incurred in connection with such income. In limited circumstances (such as medical emergencies or other exigent circumstances), non-employee directors may also use Company aircraft for personal use. Any such personal use of Company aircraft will result in the non-employee director recognizing income for tax purposes, and the Company does not reimburse the non-employee director for any taxes incurred in connection with such personal use.

Retention Guidelines.    The Company’s Corporate Governance Policy provides that directors are encouraged to own Common Stock (whether obtained through the exercise of stock options, the vesting of RSUs or the purchase of shares). In addition, under the Company’s Corporate Governance Policy, as amended in December 2009, it is expected that, within five years of joining the Board, a non-employee director will own at least 10,000 shares of Common Stock. In connection with the increase in the number of shares expected to be held from 5,000 to 10,000, the stock retention guidelines for future grants of stock options to non-employee directors was removed.

Deferred Compensation Plan.    The Company has a deferred compensation plan for non-employee directors. Under the Time Warner Inc. Non-Employee Directors’ Deferred Compensation Plan, non-employee directors may elect each year to defer receipt of 10% to 100% of their cash compensation payable during the next calendar year. During the time that the cash compensation amounts are deferred, each director can elect from the following crediting alternatives to determine the amounts that will be paid: (i) the amount deferred plus annual interest at the prime rate in effect on May 1 of each annual period, plus 2%, (ii) the value of a hypothetical investment in shares of Common Stock made at the time of the deferral, plus the notional reinvestment of dividend equivalents based on any regular cash dividends paid by the Company on the Common Stock, or (iii) an allocation of 50% of the amount deferred to each of the crediting alternatives. The crediting election can be changed by the director at any time with respect to cash compensation earned after the date of the election. Amounts deferred are payable in cash in a lump sum or in installments after a director leaves the Board, based on the director’s election made at the time the director elected to defer receipt of the compensation.

Prior Retirement and Deferred Compensation Programs.    The Company does not currently maintain a retirement plan for its non-employee directors. Prior to 1996, the Company maintained a plan called the Time Warner Retirement Plan for Outside Directors. Certain of the Company’s directors participated in this plan due to service as a director of Historic TW. If Mr. Miles leaves the Board, he will receive a payment of $30,000 and another payment of $15,000 in the following year, which reflects the 1.5 years he served as a non-employee director of Historic TW prior to May 1996, when the plan was frozen. Messrs. Mark and Parsons, each of whom did not stand for re-election at the 2009 Annual Meeting of Stockholders, also served as non-employee directors of Historic TW. Each received an initial payment of $30,000 in June 2009. Messrs. Mark and Parsons will receive the annual payment of $30,000 for a total of three years and four years, respectively, based on the number of years each director served as a non-employee director of Historic TW prior to May 1996.

The Company also had a prior deferred compensation plan for non-employee directors under which the directors could elect to defer all or a portion of their cash compensation. Amounts deferred under this deferred compensation plan are increased based on the seven-year Treasury bond rate or the hypothetical investment of the amounts deferred in shares of Common Stock and any dividends thereon, with the higher valuation of the two used to determine the amount paid upon distribution. Amounts deferred are payable generally upon the director reaching age 70 or ceasing to be a director of the Company for certain specified reasons. The Company currently maintains accounts under this plan on behalf of Messrs. Bollenbach and Miles. In addition, each of Messrs. Novack and Parsons receives retirement benefits under the terms of the Company’s benefit plans as a result of his past service as an executive officer of the Company.

The table below sets forth 2009 compensation information regarding the Company’s non-employee directors (including non-employee directors who served on the Board for only part of 2009). The material factors necessary to understand the director compensation set forth in the table are described in “Director Compensation” above. The share and equity award information set forth in the table and footnotes below have been adjusted due to the Cable Separation, the Reverse Stock Split and the AOL Separation, as applicable. All references to the price of the Common Stock prior to March 27, 2009 reflect adjustments giving effect to the Reverse Stock Split.

DIRECTOR COMPENSATION

FOR FISCAL YEAR 2009

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Option Awards (2)(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Herbert M. Allison, Jr. (6)	$—	$—	$—	—	—	—	$—
James L. Barksdale	$100,000	$75,014	$22,533	—	—	—	$197,547
William P. Barr (7)	$84,660	$—	$27,923	—	—	—	$112,583
Stephen F. Bollenbach (4)	$100,000	$75,014	$22,533	—	—	—	$197,547
Frank J. Caufield	$100,000	$75,014	$22,533	—	—	—	$197,547
Robert C. Clark	$100,000	$75,014	$22,533	—	—	—	$197,547
Mathias Döpfner	$100,000	$75,014	$22,533	—	—	—	$197,547
Jessica P. Einhorn	$100,000	$75,014	$22,533	—	—	—	$197,547
Fred Hassan (7)	$57,810	$—	$31,077	—	—	—	$88,887
Reuben Mark (5)(8)	$—	$—	$—	—	—	$90,000	$90,000
Michael A. Miles	$100,000	$75,014	$22,533	—	—	—	$197,547
Kenneth J. Novack	$100,000	$75,014	$22,533	—	—	—	$197,547
Richard D. Parsons (5)(8)	$—	$—	$—	—	—	$926,954	$926,954
Deborah C. Wright	$100,000	$75,014	$22,533	—	—	—	$197,548

(1)	The amounts set forth in the Stock Awards column represent the aggregate grant date fair value of 3,438 RSU awards granted by the Company to non-employee directors on May 29, 2009, as computed in accordance with accounting guidance. The grant date fair value of each RSU award was calculated using the closing sale price of the Common Stock on the NYSE Composite Tape on the date of grant. The actual value, if any, that is realized by a director from any vested RSU award will depend on the performance of the Company’s stock in future years. For additional information about the weighted average assumptions used to determine the grant date fair value of the RSU awards granted in 2009, see Note 10 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”). The awards of RSUs granted in 2009 vest in increments of 25% on May 1 of each year, beginning on May 1, 2010, subject to acceleration upon the occurrence of certain events, as described under “— Restricted Stock Units” above. Each director has a right to receive dividend equivalents on his or her unvested RSUs, based on any dividends paid by the Company on the Common Stock.

(2)	Presented below is the aggregate number of outstanding stock awards and stock option awards held by the non-employee directors (including non-employee directors who served on the Board for only part of 2009) on December 31, 2009.

Name	Total Stock Awards (Restricted Stock and RSUs) Outstanding at 12/31/09	Total Option Awards Outstanding at 12/31/09
Herbert M. Allison, Jr.	—	—
James L. Barksdale	6,475	71,264
William P. Barr	—	3,853
Stephen F. Bollenbach	6,823	73,431
Frank J. Caufield	6,475	71,264
Robert C. Clark	6,475	23,118
Mathias Döpfner	5,954	14,448
Jessica P. Einhorn	6,475	19,265
Fred Hassan	—	3,853
Reuben Mark	—	69,578
Michael A. Miles	6,823	73,431
Kenneth J. Novack	6,475	1,467,400
Richard D. Parsons	—	3,717,102
Deborah C. Wright	6,475	19,265

As of December 31, 2009, Mr. Parsons held 49,422 target PSUs with a performance period that ended on December 31, 2009. The number of target PSUs reflects a pro rata portion of Mr. Parsons’ original target PSUs based on Mr. Parsons’ period of service during the 2007-2009 performance period. On March 2, 2010, a portion of the target PSUs vested based on the Company’s performance during the performance period and 34,052 shares of Common Stock were issued.

(3)	The amounts set forth in the Option Awards column represent the aggregate grant date fair value of stock option awards granted by the Company in 2009, as computed in accordance with accounting guidance. On May 29, 2009, the Company awarded options to purchase 3,853 shares of Common Stock to each of Messrs. Barksdale, Bollenbach, Caufield, Clark, Döpfner, Miles and Novack and Mses. Einhorn and Wright. The Company awarded options to purchase 3,853 shares of Common Stock to each of Messrs. Barr and Hassan on July 23, 2009 and October 29, 2009, respectively, when they joined the Board.

The grant date fair value of the stock options awarded to the non-employee directors on May 29, 2009 was determined using the Black-Scholes option pricing model based on the following assumptions: an expected volatility of 32.5%; an expected term to exercise of 7.61 years from the date of grant; a risk-free interest rate of 3.0%; and a dividend yield of 3.2%. The grant date fair value of Mr. Barr’s stock options awarded on July 23, 2009 was calculated using the Black-Scholes option pricing model, based on the following assumptions: an expected volatility of 30.2%; an expected term to exercise of 7.61 years from the date of grant; a risk-free interest rate of 3.5%; and a dividend yield of 2.7%. The grant date fair value of Mr. Hassan’s stock options awarded on October 29, 2009 was calculated using the Black-Scholes option pricing model, based on the following assumptions: an expected volatility of 30.1%; an expected term to exercise of 7.61 years from the date of grant; a risk-free interest rate of 3.2%; and a dividend yield of 2.5%. For additional information about the weighted-average assumptions used to determine the grant date fair value of options granted in 2009, see Note 10 to the Company’s consolidated financial statements included in the 2009 Form 10-K. The discussion in the foregoing note to the

Company’s consolidated financial statements reflects weighted-average assumptions on a combined basis for both retirement-eligible and non-retirement eligible employees and non-employee directors.

The actual value, if any, that is realized by a non-employee director from any stock option will depend on the extent to which the market value of the Common Stock exceeds the exercise price of the stock option on the date the stock option is exercised. Accordingly, there is no assurance that the value realized by a non-employee director will be at or near the grant date fair value presented above. These amounts should not be used to predict stock performance. None of the stock options were awarded with tandem stock appreciation rights.

(4)	All earnings on the cash compensation deferred pursuant to the Time Warner Inc. Deferred Compensation Plan for Non-Employee Directors were based on the value of a hypothetical investment in shares of Common Stock made at the time of the deferral, plus the notional reinvestment of dividend equivalents based on any regular cash dividends paid by the Company on the Common Stock. All earnings on the cash compensation deferred pursuant to a deferred compensation plan for non-employee directors previously maintained by the Company were based on the higher of the seven-year Treasury bond rate or the hypothetical investment of the amounts deferred in shares of Common Stock and any dividends thereon. None of the earnings in 2009 under either deferred compensation plan was above-market. Mr. Bollenbach elected to defer receipt of 100% of his 2009 cash compensation pursuant to the terms of the Time Warner Inc. Deferred Compensation Plan for Non-Employee Directors.

(5)	Messrs. Mark and Parsons served as non-employee directors and participated in the Time Warner Retirement Plan for Outside Directors that had been maintained prior to 1996. Because Messrs. Mark and Parsons retired from the Time Warner Board in May 2009, each is entitled to receive an annual payment of $30,000 for three years and four years, respectively, pursuant to this plan. The amount shown in the All Other Compensation column with respect to Mr. Mark consists of the sum of (i) $60,000 accrued for cash payments to be made after 2009 pursuant to the Time Warner Retirement Plan for Outside Directors and (ii) the cash payment of $30,000 made in 2009 pursuant to the plan following his retirement from the Board. The amount shown in the All Other Compensation column with respect to Mr. Parsons consists of a sum of (i) $612,919 for the cost of providing him with office space and secretarial services during 2009, (ii) $168,991 for the Company’s payment of premiums during 2009 with respect to split-dollar life insurance policies for Mr. Parsons, (iii) $90,000 accrued for cash payments to be made after 2009 pursuant to the Time Warner Retirement Plan for Outside Directors, (iv) the cash payment of $30,000 made in 2009 pursuant to the plan following his retirement from the Board, (v) $25,000 for the reimbursement of three months of financial services and (vi) the cost of providing representative samples of the Company’s products. The office space and secretarial services and reimbursement of fees for three months of financial services were provided following Mr. Parsons’ retirement from the position of Chairman of the Board of the Company, effective at the end of December 31, 2008, in accordance with Mr. Parsons’ employment agreement with the Company. An amount of $801,000 was accrued for such services as of December 31, 2008 ($776,000 for office space and secretarial services and $25,000 for the reimbursement of financial services fees) and was previously reported in the All Other Compensation column of the Summary Compensation Table for Fiscal Year 2008 in the Company’s 2009 Proxy Statement. With respect to Mr. Parsons’ split-dollar life insurance policies, the Company expects to recover the net after-tax cost of all premiums paid by the Company under these policies (including the premium amounts paid in 2009) from proceeds distributed following Mr. Parsons’ death or from the policies’ cash surrender value if Mr. Parsons chooses to surrender these policies prior to his death.

(6)	As a result of Mr. Allison’s resignation as a director on April 22, 2009 to serve in a government position, his options to purchase 3,853 shares of Common Stock vested at such time and were exercisable for a period of three years. In September 2009, in connection with his employment with the U.S. Federal government, Mr. Allison voluntarily and irrevocably cancelled the stock options granted to him. Because Mr. Allison resigned from the Board prior to the Company’s 2009 Annual Meeting of Stockholders, he did not receive a cash retainer fee or a grant of RSUs in 2009.

(7)	Messrs. Barr and Hassan were elected to the Board on July 23, 2009 and October 29, 2009, respectively. Mr. Barr was paid a cash retainer of $84,660 and Mr. Hassan was paid a cash retainer of $57,810, each pro-rated from the $100,000 annual cash retainer fee, based on the time that each individual will serve as a director of the Company from election to the 2010 Annual Meeting of Stockholders (assumed to be the anniversary of the date of the 2009 annual meeting for the purposes of the calculations). In accordance with the Company’s compensation program for non-employee directors, each of Messrs. Barr and Hassan was also granted options to purchase 3,853 shares of Common Stock. Because Messrs. Barr and Hassan joined the Board after the Company’s 2009 Annual Meeting of Stockholders and prior to the adoption of the revised compensation program for non-employee directors (as described above), they did not receive a grant of RSUs during 2009.

(8)	Each of Messrs. Mark and Parsons served as a director until the 2009 Annual Meeting of Stockholders on May 28, 2009 and retired from the Board and did not stand for re-election at the 2009 Annual Meeting.

Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) describes the compensation provided to the Company’s named executive officers for services provided to the Company in 2009, including the principles and processes used in determining their compensation. The following table lists the names of the Company’s named executive officers, their respective positions at the Company during 2009, and their respective years of service as executives of the Company and/or its subsidiaries as of December 31, 2009:

Name	Position with the Company During 2009	Years of Service at the Company and/or Its Subsidiaries
Jeffrey L. Bewkes	Chairman and Chief Executive Officer	Over 30 years
John K. Martin, Jr.	Executive Vice President and Chief Financial Officer	Over 14 years
Paul T. Cappuccio	Executive Vice President and General Counsel	Over 10 years
Patricia Fili-Krushel	Executive Vice President, Administration	Over 17 years
Olaf Olafsson	Executive Vice President	Over 10 years

The CD&A is organized as follows. First, it discusses key developments in the Company’s executive compensation during 2009. Second, it discusses the roles of the Compensation and Human Development Committee (the “Committee”), the Board, members of management of the Company, and the Committee’s independent consultant in establishing executive compensation. Third, it discusses the Committee’s executive compensation philosophy and how that philosophy is reflected in the Company’s executive compensation program. Fourth, it discusses how the Committee applied that philosophy in determining compensation for the Company’s Chairman and CEO and the other named executive officers of the Company for 2009. Finally, the CD&A discusses other significant policies and matters related to executive compensation.

Key Developments in Executive Compensation for 2009

While the Company’s executive compensation philosophy and principles did not change during 2009, the Committee took a number of steps to refine the Company’s compensation programs in light of market conditions and structural changes at the Company, as well as to maintain the tax-deductibility of annual bonuses.

•

The Committee did not change the base salaries, annual bonus target or annual target long-term incentive compensation of the named executive officers for 2009 due to the economic environment in which the Company was operating at the end of 2008 and the uncertainty regarding whether the economy would improve during 2009. Although Mr. Bewkes’ employment agreement provided for an increase in base salary as a result of his promotion to Chairman in addition to CEO, Mr. Bewkes declined the increase, as discussed in more detail in this CD&A. In addition, as noted below, in 2009, the Company reduced the amount it will reimburse the named executive officers for financial planning services and established a cap on the value of post-termination office space and secretarial support.

•

During 2009, in light of the Cable Separation and the AOL Separation, the Committee modified the peer groups that it uses when reviewing and determining compensation targets and levels. It refined the “media peer group” (now called the “entertainment peer group”) to eliminate the less relevant subgroups of telecommunications and internet companies, reflecting the Company’s content-focused businesses. It modified the broader “industry peer group” to include multi-national consumer-facing companies with revenues in the same range as the Company’s revenues.

The Committee also determined to discontinue its use of a third peer group, which previously consisted of companies with annual revenues above $20 billion that participated in Towers Perrin’s executive compensation database. In 2009, the Committee also determined that it would continue its practice of utilizing peer group information, but, consistent with the Committee’s actions in practice, would not target a specific percentile or use strict benchmarking of total direct compensation.

•

The Annual Incentive Plan for Executive Officers (the “Annual Incentive Plan”) was approved at the 2009 Annual Meeting of Stockholders. The Annual Incentive Plan, which uses a performance measure based on the achievement of positive net income, is designed to allow the Company to pay annual cash bonuses to certain executive officers that qualify as performance-based compensation that is deductible by the Company for income tax purposes under Section 162(m) of the Internal Revenue Code. The bonus awards for 2009 were determined within the framework of the Annual Incentive Plan.

Roles of the Compensation Committee and Others in Establishing Executive Compensation

Role of the Committee

The Committee is responsible for approving the compensation of, and employment agreements with, the Company’s named executive officers, the Company’s other executive officers, the divisional chief executive officers, and other executives whose annual target compensation is greater than an amount designated in the Committee’s charter. In addition, the Committee is responsible for (i) overseeing the compensation practices and benefits programs that apply to the Company’s employees generally, including with respect to the risks to the Company presented by such practices and programs, (ii) reviewing the Company’s disclosures to stockholders regarding executive compensation, (iii) approving long-term incentive awards, including stock options, restricted stock units (“RSUs”), and performance stock units (“PSUs”), and (iv) overseeing the Company’s human development programs. The Committee regularly meets in executive session without members of management present.

Each year, the Committee takes the following key actions in carrying out its responsibilities:

•

At the beginning of each year, the Committee approves the salary, bonus target, and long-term incentive awards for each executive officer; it also approves the Company-wide financial and individual performance goals to be used in assessing annual performance and determining the annual bonuses for the year.

•

During the course of the year, the Committee reviews and approves any new employment agreements for executive officers and certain other employees; reviews, approves or recommends changes in, as appropriate, the perquisites and benefits provided to executives, the peer groups used for benchmarking purposes and the Company’s existing executive compensation programs and policies and reviews the Company’s executive compensation disclosures, management’s assessment of the risks related to the Company’s compensation practices and programs and the Company’s human development programs, including programs designed to attract, retain, and develop employees at all levels of the Company structure.

•

At the conclusion of the year, the Committee reviews the Company’s and management’s performance against financial and individual goals as part of determining any bonus to be approved and paid for that year’s performance. It also reviews the status of performance through the end of the year for long-term incentive programs that have pay-outs determined by performance over a period of multiple years, such as the PSUs.

•

Additionally, the Committee conducts an initial review of recommendations regarding salary, bonus target, and long-term incentive awards for each of the executive officers to be approved for the following year.

The Committee’s approach generally is to discuss significant executive compensation matters over the course of at least two meetings. For example, in December, the Committee typically discusses preliminary estimates of the Company’s financial performance, individual performance evaluations and recommendations regarding annual bonuses, and then in January discusses these matters a second time and approves the bonuses to be paid. This approach is designed to provide the Committee members with time extending over more than one meeting to receive and review information on executive compensation matters, to discuss the information among themselves and with the Committee’s independent compensation consultant, and to reflect on the information and discussions.

Role of the Board

The Board receives reports from the Committee on its actions and recommendations following every Committee meeting and acts as it determines appropriate on the Committee’s recommendations. The Board has retained authority to approve new executive compensation plans, new equity plans and material amendments to existing executive compensation plans and delegated authority with respect to other executive compensation matters to the Committee. The Board also reviews the Company’s executive compensation and benefits programs each year, including the key terms of employment agreements for the named executive officers.

Role of Management

To assist the Committee in carrying out its responsibilities, management — including employees in the global compensation and benefits, finance and legal departments of the Company — regularly prepares briefing materials for the Committee that are generally reviewed by the Chairman and CEO (Mr. Bewkes), the Executive Vice President, Administration (Ms. Fili-Krushel) and members of the legal department prior to being provided to the Committee. The Chairman and CEO, the Executive Vice President, Administration, the Senior Vice President, Global Compensation and Benefits, and the Vice President, Compensation, attend Committee meetings. The Chairman and CEO and Executive Vice President, Administration participate in the Committee’s review of the performance of the other named executive officers. The global compensation and benefits department and other senior executives are responsible for implementing and maintaining the compensation programs approved by the Committee, establishing internal controls and guidelines for global compensation and benefits programs, and coordinating with the Committee’s independent compensation consultant to provide him information with respect to executive compensation matters in connection with his role advising the Committee.

Role of Independent Compensation Consultant

The Committee has retained John England as its independent executive compensation consultant since 2002. Mr. England was a Managing Principal of Towers Perrin and Towers Watson (following the merger of Towers Perrin and Watson Wyatt Worldwide, Inc.) through January 2010 and is currently associated with Pay Governance LLC. Mr. England provides advice to the Committee on matters related to the fulfillment of the Committee’s responsibilities under its charter. Accordingly, Mr. England advises the Committee on a wide range of executive compensation matters, including the overall design of the executive compensation program, competitive market data, and all other matters related to compensation for the Company’s senior executives.

Mr. England attends all meetings of the Committee. At each meeting, Mr. England meets with the Committee in executive session without members of management present. He also communicates with members of the Committee outside of the Committee’s meetings as desired by the Committee members. Mr. England reviews briefing materials, including those with respect to individual compensation matters, prepared by management for the Committee members, reviews recommendations and proposals being submitted to the Committee, and provides advice and recommendations to the Committee regarding the recommendations of management, including whether, in his opinion, management’s proposal should be accepted as presented, modified or rejected. Mr. England also gathers and provides competitive market data and other background information for consideration by the Committee.

During 2009, at the Committee’s request, Mr. England (i) provided competitive market data on compensation (including perquisites and severance benefits) for executives; (ii) conducted analyses related to proposed executive employment agreements and compensation levels; (iii) reviewed modifications to the design of the PSU program; (iv) reviewed proposed new peer groups to be used by the Committee with respect to the named executive officers; (v) provided advice with respect to executive compensation matters, including long-term incentive programs and the adoption of a new annual incentive plan, share utilization and pay mix; (vi) reviewed annual proxy statement disclosures; (vii) assisted the Committee with its annual charter review; (viii) advised the Committee on the adoption of a new stock incentive plan; and (ix) advised the Committee about regulatory and legislative updates. For additional information regarding the compensation consultant, see “Compensation — Independent Compensation Consultant.”

Philosophy and Elements of Executive Compensation

This section addresses the Committee’s general compensation philosophy and how that philosophy is reflected in each component of the Company’s executive compensation program.

Five Key Principles

The Committee is guided by the following five key principles in determining the compensation of the Company’s senior executives:

•	Competition. Compensation should reflect the competitive marketplace, so the Company can attract, retain, and motivate talented executives.

•

Accountability for Business Performance.    Compensation should be tied in part to the Company’s financial and operating performance, so that executives are held accountable through their compensation for the performance of the businesses for which they are responsible.

•	Accountability for Individual Performance. Compensation should be tied in part to the individual’s performance to encourage and reflect individual contributions to the Company’s performance.

•	Alignment with Stockholder Interests. Compensation should be tied in part to the Company’s stock performance to align executives’ interests with those of the Company’s stockholders.

•

Independence.    An independent committee of the Board should be responsible for reviewing and establishing the compensation for all of the Company’s executive officers and its divisional chief executive officers, as well as the Company’s overall compensation and benefits programs. The committee should have the power to retain its own advisers, who report directly to the committee, to assist the committee in carrying out its responsibilities.

Elements of Compensation for Executive Officers

The Committee’s compensation philosophy is reflected in the elements of the Company’s executive compensation program. The Company’s compensation program for executive officers includes the following key components:

•	an annual base salary;

•	a performance-based annual cash bonus;

•	long-term incentive awards, generally consisting of a blend of stock options, RSUs, and PSUs; and

•	retirement, health and welfare and other benefit programs provided generally to employees and some additional executive benefits.

In general, the elements of compensation reflect a focus on performance-driven compensation, a balance between short-term and long-term compensation, and a mixture of cash- and equity-based compensation. This approach is intended to provide executives with incentives to manage the Company’s business to return value to the stockholders over both short- and long-term horizons. Although the Committee has approved target bonus and long-term incentive amounts for each executive, it has not established specific targets or allocations for short-term versus long-term compensation or cash versus equity-based components of compensation.

The chart below summarizes how each component of executive compensation advances the Committee’s compensation philosophy.

	Compete to retain and attract talent	Hold accountable for business performance	Hold accountable for individual performance	Align with stockholders’ interests
Base Salary	Ö		Ö
Bonus	Ö	Ö	Ö	Ö
Equity Awards	Ö	Ö	Ö	Ö
Benefit Programs	Ö

Base Salary.    The Committee believes that providing a competitive base salary to executives is appropriate in order to attract, retain, and motivate executives. Consistent with the Committee’s pay-for-performance approach, however, base salary generally represents the smallest component of the compensation program. In reviewing annual base salary, the Committee considers the nature and scope of each named executive officer’s responsibilities, the executive’s prior compensation and performance in his or her job, the pay levels of similarly situated executives within the Company, the terms of employment agreements, data on market compensation levels (including the compensation information for similar positions at companies in the peer groups described below) and general economic conditions.

Annual Bonus.    The annual bonus is intended to provide the Company’s named executive officers with a competitive level of compensation, provided that the Company and executive achieve satisfactory performance. In addition, annual bonuses reinforce accountability for both business and individual performance, because bonus payments are tied to the achievement of the Company’s financial goals and the executive’s individual goals for the year. Further, the Company financial measures used in determining bonuses are intended to advance stockholder interests by improving the value of the Company.

The Committee exercises discretion in determining the actual bonus amount paid (if any) to executive officers. The Company takes the following steps in determining annual bonuses for the named executive officers.

•

Bonus Target.    First, each named executive officer has a bonus target that represents the amount the Company would expect to pay the executive each year if the Company and individual achieve satisfactory performance. As with the base salary, the Committee reviews the bonus target taking into consideration the nature and scope of each executive’s responsibilities, the bonus targets of similarly situated executives within the Company, the target bonus amount specified in the executive’s employment agreement, and data based on competitive market information.

The bonus target is generally expressed as a dollar amount or a percentage of the executive’s base salary, and the minimum bonus target is generally contained in the employment agreement for the executive. The Committee may approve increases in the target bonus from what is specified in the employment agreement.

•

Performance Goals.    Second, at the outset of each year, the Committee approves the Company financial criteria and individual performance goals for each executive officer to be used in determining the bonuses for that year. The financial framework and individual goals are intended not only to guide the executives’ actions, but also to assist the Committee at the end of the year in exercising its discretion in determining the bonuses to be paid to the executive officers.

•

Evaluation Against Goals and Determination of Bonuses.    Third, at the end of the year, the Committee evaluates the Company’s performance in the context of its financial criteria and the performance of the named executive officers against their individual goals, and the Committee then exercises its discretion in determining the annual bonus to be paid to the executive officers, which may be higher or lower than the amount that would result from application of the individual and Company performance goals. To assist the Committee in the exercise of its discretion, management provides the Committee with an assessment of the Company’s financial performance, and each executive officer prepares a self-assessment of his or her performance against the individual goals approved by the Committee. The Committee has considered, and may continue to consider, other factors in establishing the bonus for each named executive officer beyond the strict application of a formula. The factors considered by the Committee with respect to bonuses for 2009 are described below.

•

Annual Incentive Plan.    For executives who are subject to Section 162(m) of the Internal Revenue Code, the preceding steps take place within the framework of the Annual Incentive Plan, which was approved at the 2009 Annual Meeting of Stockholders. The Annual Incentive Plan, which uses a performance measure based on the achievement of positive net income, is designed to allow the Company to pay annual cash bonuses to certain executive officers that qualify as performance-based compensation that is deductible by the Company for income tax purposes under Section 162(m) of the Internal Revenue Code. The Annual Incentive Plan provides that the annual tax deductible maximum bonus that can be paid to each participant pursuant to the plan is the lower of 1.5% of the Company’s Adjusted Net Income for such year and $20 million. The maximum bonuses that can be paid under the Annual Incentive Plan and be deducted are expected to be substantially above the target bonuses for executives. After the end of a year, when the Committee evaluates the named executive officer’s performance and determines the actual bonuses to be paid, the Committee exercises its discretion to approve bonuses, generally lower than the maximum bonuses that could be paid under the Annual Incentive Plan although the Committee has the authority to approve a bonus higher than such maximum bonus amount outside the Annual Incentive Plan.

Long-Term Incentives.    The long-term incentive awards are designed not only to provide the named executive officers with an opportunity to earn a competitive level of compensation, but also to advance the principle of pay-for-performance, to align the executives’ interests with those of the stockholders, and to provide a significant retention tool. Specifically, stock options are designed to incent and reward executives for increases in stockholder value — executives earn nothing from the stock options unless the value of the Common Stock increases following the grant. RSUs are intended to incent and reward executives to remain with the Company, as well as to align executives’ interests with those of stockholders even during periods of stock market fluctuations when stock options may have no realizable value. PSUs are designed to incent and reward executives based on (i) the Company’s relative total stockholder return as compared to that of the other companies in the S&P 500 Index and (ii) beginning with the grants made in 2009, the Company’s growth in Adjusted Earnings Per Share (“Adjusted EPS”) relative to that of the other companies in the S&P 500 Index. To help promote retention, stock options vest in equal annual installments over four years, RSUs generally vest in two equal installments on the third and fourth anniversaries of the date of grant, and PSUs generally vest on the third anniversary of the date of grant based on the performance achieved for the performance period.

Retirement Programs.    The Company maintains qualified retirement programs for its employees, including (i) a qualified defined benefit pension plan in which a majority of domestic employees at Time Warner and its Divisions participate and (ii) a qualified savings plans in which almost all of the domestic employees at Time Warner and its Divisions are eligible to participate. The Company also maintains a nonqualified excess benefit pension plan and nonqualified deferred compensation programs in which the Company’s executive officers and other eligible employees participate. These programs are discussed in more detail under “Compensation — Pension Plans” and “Compensation — Deferred Compensation”. The Company’s retirement plans do not include the value of stock-based compensation awarded to, or exercised by, the named executive officer in determining the amount of retirement benefits accrued by the individual. These awards and benefits are not counted for the purposes of these plans so as not to inflate the executives’ retirement benefits or introduce greater volatility into the Company’s retirement and pension obligations. Similarly, the nonqualified deferred compensation programs that the named executive officers are eligible to participate in enable them to defer receipt of all or a portion of their annual cash bonuses, but do not provide for additional deferrals or contributions by the Company. Accordingly, the Company believes these programs permit the employees to plan and save for retirement while being mindful of the cost to the Company.

Health and Welfare Programs.    The Company maintains health and welfare programs that are generally available to all employees of Time Warner and its Divisions. These include medical coverage, vision and dental coverage, flexible spending account programs, and similar benefit programs. In offering these programs to executives, the Company’s goals are to provide benefit programs that are competitive and that promote the hiring and retention of qualified employees. Employees earning higher base salaries pay a higher percentage of the cost of some of the health and welfare programs.

Personal Benefits.    The Company also makes available certain personal benefits to the named executive officers. During 2009, the named executive officers were eligible to receive reimbursement for financial planning services, dining club memberships used for business meals, and transportation-related benefits (including car services and use of the corporate aircraft in accordance with Company policies). The named executive officers also received representative samples of Company products, dining service benefits, life insurance benefits and, under limited circumstances, security services. Some personal benefits are available only to certain named executive officers, such as post-termination office space and secretarial support, and some benefits, although generally available to executive officers, were not used during 2009, such as dining club memberships used for business meals.

As part of its oversight of executive compensation, the Committee reviews and approves changes to the personal benefits the Company provides to executives on at least an annual basis, and has focused on reducing the personal benefits over the last several years. During 2009, the Company reduced the amount it will reimburse the named executive officers for financial planning services and established a cap on the value of post-termination office space and secretarial support. The Company believes the benefits provided to the executives are appropriate in type and amounts, reflect a limited portion of the total compensation paid to the executives, and are consistent with the competitive market. The personal benefits received by the named executive officers are discussed in more detail in connection with the Summary Compensation Table for Fiscal Year 2009.

Employment Agreements.    Consistent with the Company’s goal of attracting and retaining executives in a competitive environment, the Company has entered into employment agreements with each of the Company’s executive officers. The terms of these employment agreements have been, and under the Committee’s policies must be, reviewed and approved by the Committee in advance of presenting the proposed terms to the individual. While the agreements specify a minimum salary and annual bonus target, and contain an annual long-term incentive target value, the payment of annual bonuses and the grant of long-term incentive compensation awards are subject to the discretion of the Committee.

Termination and Severance Packages.    The Committee believes that provisions in the employment agreements governing termination and severance arrangements are consistent with the Committee’s compensation objectives to attract, motivate and retain highly talented executives in a competitive environment. The Company has determined the size and features of the termination and severance packages of the executive officers primarily in connection with the entry into employment agreements. The severance periods and other post-termination provisions of the employment agreements generally reflect the Company’s negotiations with each individual executive officer and the Company’s belief that the terms were appropriate under the circumstances based on the significance of the executive officer’s position to the Company, the executive officer’s service and tenure with the Company or its subsidiaries, and the amount of time it could take the individual to locate another position. Additionally, the Company believes that the termination and severance arrangements are generally consistent with those arrangements being offered by peer companies. The length of the severance period is generally two years for senior executives. The Committee generally has not considered the termination provisions in employment agreements as a factor in its decisions regarding overall compensation objectives or the elements of compensation for the executive officers. This is because the Company does not view the post-termination benefits as additional elements of annual or long-term compensation because an involuntary termination, change in control or other triggering event may never occur during the named executive officer’s employment with the Company.

The treatment of the executive officers’ outstanding equity awards upon various employment termination events is generally governed by the Company’s equity compensation programs and equity award agreements, which were developed and considered by the Committee or the Board. The executive officers’ respective employment or equity award agreements include negotiated provisions that provide more favorable terms for the treatment of their equity awards upon various employment termination events. The potential payouts to the named executive officers upon an employment termination event or a change in control of the Company on December 31, 2009 are described in “Compensation — Potential Payments Upon Termination of Employment or Change in Control”.

Change in Control.    Certain of the Company’s compensation programs and arrangements contain provisions that, in the event of a change in control of the Company, increase the amount of compensation received or accelerate the receipt of compensation. The Company’s equity compensation plans (other than with respect to PSUs) generally contain provisions that accelerate vesting either (i) in the event of an involuntary termination of employment other than for cause following a change in control of the Company or (ii) on the first anniversary of the change in control occurring. The acceleration of vesting in the event of a termination of employment advances the interests of both the employee and the entity by reducing the incentive for an employee to look immediately for a position with another company after a change in control transaction is announced in order to avoid the uncertainty of whether his or her employment will be terminated. The accelerated vesting after one year also benefits the entity or persons taking control in the transaction by providing an incentive for employees to remain with the Company following the transaction and providing the controlling entity sufficient time to identify the employees it wants to retain and to implement incentive programs designed to retain such employees over the longer term.

With respect to PSUs, a change in control of the Company or a Division would generally result in accelerated vesting. The number of PSUs that would vest following a change in control is determined based on the Company’s actual performance level achieved through the date of the change in control (with pro rata vesting based on the time from the grant date until the date of the change in control) and an assumption that the target performance level would be achieved for the remainder of the performance period (with pro rata vesting based on the time from the date of the change in control until the last day of the performance period). The Company believes this approach to acceleration of vesting of equity awards is consistent with and advances the Company’s interests because it does not tie the future vesting of these awards to the performance of a new entity. For more information regarding the treatment of equity awards held by the named executive officers in the event of a change in control of the Company, see “Compensation — Potential Payments Upon Termination of Employment or Change in Control.”

As previously disclosed, the employment agreement for Mr. Bewkes, which was entered into in December 2007, provides that the Company will, under specific circumstances in the event of a change in control of the Company, make an additional payment to Mr. Bewkes if he becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code. The employment agreements for the other named executive officers do not provide for such an additional payment as a result of a change in control of the Company. For more information regarding payments that may be triggered in the event of a change in control, see “Compensation — Potential Payments Upon Termination of Employment or Change in Control.”

Peer Groups.    As an important — but not determinative — factor in establishing executive compensation, the Committee reviews the compensation provided to executives in comparable positions at peer companies. In the Committee’s view, this analysis helps to ensure that the total target compensation provided to the Company’s senior executives is set at an appropriate competitive level to reward, attract and retain top performers over the long term. In 2009, the Committee determined that it would continue its practice of utilizing peer group information, but, consistent with the Committee’s actions in practice for several years, would not target a specific percentile, which can lead to increases in compensation solely due to increases in compensation among peer group companies, or use strict benchmarking of total target direct compensation. Similarly, although the Committee is provided with information for the peer groups regarding the individual components of compensation, the Committee does not separately set targets for the different elements that compose total direct compensation, nor does it separately benchmark different elements of compensation against the different peer groups. See “— Peer Groups” below for a description of the peer groups for which the Committee reviewed data in connection with 2009 compensation determinations.

2009 Compensation

This section discusses the compensation for the Company’s named executive officers in 2009, including how and why the Committee established that compensation in light of the processes, philosophy and framework discussed above. See “Compensation — Employment Agreements” for summaries of the key terms of the respective employment agreements.

2009 Base Salary

The Committee did not change the base salaries of the named executive officers for 2009 due to the economic environment in which the Company was operating at the end of 2008 and the uncertainty regarding whether the economy would improve during 2009. Mr. Bewkes’ employment agreement provides that his base salary would be increased from $1.75 million to $2.0 million if the Board elected him to serve as Chairman of the Board as well as CEO. Mr. Bewkes was elected Chairman effective January 1, 2009. At that time, Mr. Bewkes declined the increase in his base salary, in recognition of the economic downturn and its potential impact on the Company’s businesses and the decision not to increase the base salaries of other executive officers and senior corporate employees for 2009, and continued to receive a base salary of $1.75 million during 2009.

2009 Annual Bonuses

The Committee determined bonuses for 2009 for Mr. Bewkes and each of the other named executive officers within the overall context of the Annual Incentive Plan, which is intended to comply with Section 162(m) of the Internal Revenue Code, and the framework discussed above.

2009 Bonus Targets.    In late 2008 and early 2009, the Committee approved annual bonus targets for Mr. Bewkes and the other named executives at the same levels as applied for 2008. In making these determinations, the Committee considered the same factors as those used in the determination of 2009 base salaries to be appropriate and applied them in determining 2009 bonus targets.

2009 Performance Goals.    In early 2009, the Committee approved Company financial criteria and individual performance goals to assist it in the determination of 2009 bonuses for the named executive officers. The underlying bonus framework included the Company’s financial performance, representing 70% of the bonus determination, and the individual’s goals, representing 30%. The Committee approved this 70/30 weighting because it emphasizes the importance of the Company’s financial performance and reinforces individual accountability for the achievement of an executive’s goals for the year. The use of these goals advances the components of the Company’s compensation philosophy that individual executives be held accountable for both the performance of the business and their personal performance. Additionally, the Committee also considers whether the goals and targets that are set will support sustained growth in the Company’s financial performance over the long term, without encouraging excessive short-term or longer-term risk-taking, thereby enhancing sustained stockholder value. While the Committee uses the goals and percentages as a guide in determining the bonuses to be paid to the executives, the Committee has the discretion to deviate from the results obtained from applying the percentage and goals in making its bonus determinations and it has done so in the individual 2009 bonus determinations.

The Company-wide financial criteria for 2009 included a range for each of (i) adjusted operating income before depreciation and amortization (known as “Adjusted OIBDA*”) and (ii) Free Cash Flow,* which correlated to a 50% and 150% rating for each of these measures. The Committee selected the Company financial measures because they are important measures of the Company’s financial performance and are consistent with the measures on which the Company historically has focused its quarterly and annual earnings releases. Within the financial measures, the Committee assigned a weighting of 70% to Adjusted OIBDA and a weighting of 30% to Free Cash Flow, based on its view of the relative importance of these measures as indicators of the Company’s operating performance over both the short and long term. Using the ranges for each measure as a guide and the weighting, the Committee assigns a financial performance rating following the end of the year based on the Company’s performance.

Evaluation of Performance Against Financial Framework and Individual Goals.    With respect to the Company’s financial performance, in January 2010, the Committee established a financial performance rating of 143% for 2009. The rating was based on the Company’s financial performance, which was at the high end of the range for Adjusted OIBDA and exceeded the range for Free Cash Flow. The Committee exercised its discretion in setting the financial rating within the 50% to 150% range, and considered the following:

•

The Company’s performance ratings of 141% and 150%, respectively, against the Adjusted OIBDA and Free Cash Flow criteria, and that the Company exceeded both the original and increased business outlook provided to investors for 2009.

•	The financial results were achieved while also accomplishing or making progress on key strategic initiatives in 2009, including:

•	completing the separations of Time Warner Cable and AOL;

•	expanding internationally;

•	advancing the digital transition of its businesses, e.g., pioneering the TV Everywhere initiative;

*	The Company defines Adjusted OIBDA as Operating Income (Loss) before Depreciation and Amortization excluding the impact of noncash impairments of goodwill, intangible and fixed assets, as well as gains and losses on asset sales, and amounts related to securities litigation and government investigations. The Company defines Free Cash Flow as Cash Provided by Operations from Continuing Operations (as defined by U.S. generally accepted accounting principles (“GAAP”)) plus payments related to securities litigation and government investigations (net of any insurance recoveries), external costs related to mergers, acquisitions, investments or dispositions and excess tax benefits from the exercise of stock options, less capital expenditures, principal payments on capital leases and partnership distributions, if any. Adjusted OIBDA and Free Cash Flow are non-GAAP financial measures and are discussed in the Company’s earnings release for the 2009 full year and fourth quarter, furnished on a Current Report on Form 8-K dated February 3, 2010. Adjusted OIBDA and Free Cash Flow should be considered in addition to other measures of the Company’s financial performance reported in accordance with GAAP.

•	improving operating efficiency; and

•	implementing the Company’s capital plan to strengthen its balance sheet, increase investment in the Company’s businesses and increase returns to stockholders.

•	The financial results were achieved despite an advertising and economic environment that was worse than originally expected and represented outperformance relative to other media companies.

•

Management made decisions that had the effect of decreasing the Company’s financial results in 2009 but were in the longer-term interests of the Company. If adjustments had been made to reflect those decisions (as they have in some prior years, but not for 2009), the financial results would have been at or above the 150% amount.

The table below sets forth the financial performance framework established by the Committee for the named executive officers, along with the Company’s 2009 performance rating. The table reflects one adjustment to the levels approved in February 2009 — to remove the amounts attributable to the performance of AOL. This adjustment was approved in July 2009 in light of the Company’s decision to proceed with the AOL Separation and the expectation that it would be completed by the end of the year. On February 3, 2010, the Company issued its earnings release for 2009, reflecting Adjusted OIBDA of $5.691 billion, which was toward the high end of the range, and Free Cash Flow of $2.856 billion, which exceeded the 150% end of the range, each as established by the Committee.

Performance Measure	% of Financial Component	2009 Financial Performance Framework		Performance Rating (%)
		50%	150%
Adjusted OIBDA ($ in millions)	70%	$5,120	$5,750	141
Free Cash Flow ($ in millions)	30%	$1,563	$2,315	150
2009 Financial Performance Rating				143

The individual goals established for Mr. Bewkes and the other named executive officers at the beginning of 2009 were tailored to each individual’s position and focused on supporting the Company’s overall strategic initiatives. The Committee approved the following 2009 individual bonus goals for Mr. Bewkes and each of the other named executive officers:

•

Mr. Bewkes: Further refining the Company’s portfolio of businesses to enhance returns and growth; identifying and executing on growth opportunities, including in international, digital and U.S. multi-cultural markets audience areas; effecting a smooth leadership transition in assuming the responsibilities of the Chairman of the Board and continuing to develop as CEO; and strengthening the senior management team and identifying and developing successors to senior executives throughout the Company.

•

Mr. Martin: Safeguarding the Company’s assets through the continued maintenance and development of effective internal controls, and supporting appropriate public disclosures; maintaining a finance organization that supports the Company’s strategy and operations; managing the Company’s financial operations to support value creation; focusing on cost minimization while supporting operational efficiency; and establishing a process to identify and develop key management talent.

•

Mr. Cappuccio: Maintaining and refining an effective enterprise-wide compliance program; providing legal advice and support for major transactions; facilitating greater communication with and discussion among the Company’s divisions on legal issues and legal aspects of key business initiatives; and effectively managing the corporate legal department and providing legal and business strategy advice to the Chairman and CEO and the Board.

•

Ms. Fili-Krushel: Refining and executing the Chairman and CEO’s human development strategy; optimizing identification, recruitment and development of key talent to execute the Company’s strategy; providing that the Company’s total rewards programs are responsive to changing internal and external environments; strengthening the Company’s reputation; focusing on the realization of corporate efficiencies; supporting acquisitions and operational restructurings; continuing a Company-wide focus on policies, plans and processes to mitigate risk; and retaining key talent and enhancing the effectiveness of the Company’s administration function by increasing collaboration and providing professional development opportunities.

•

Mr. Olafsson: Facilitating the implementation of the Company’s international strategy; addressing strategic alternatives and opportunities for the businesses; maintaining a vigorous and successful investments function; enhancing effectiveness through interaction and sharing of information with other corporate areas; and continuing to attract and develop the professionals in his department.

At the end of the year, the Committee reviewed the individual performance of Mr. Bewkes and each of the other named executive officers in 2009 against the goals established at the beginning of the year. In connection with this evaluation, the named executive officers prepared self-assessments of their performance against the objectives that had been set for 2009. Mr. Bewkes (Chairman and CEO), Ms. Fili-Krushel (Executive Vice President, Administration) and Mr. Mark Wainger (Senior Vice President, Global Compensation and Benefits) reviewed these self-assessments before they were presented to the Committee to help confirm they fairly represented the individuals’ performance with respect to their respective goals. The following lists summarize the executives’ significant accomplishments during 2009, as set forth in the self-assessments provided to the Committee.

Mr. Bewkes:

•

The Company completed the structural changes to make Time Warner a more content-focused company. Successfully completed the Cable Separation in March 2009. Planned and successfully executed the AOL Separation in December 2009.

•

The Company made significant progress in executing the Company’s international strategy to expand the television networks, filmed entertainment and video games businesses in developing and developed countries through the acquisitions of: an interest in Central European Media Enterprises Ltd. (“CME”), a publicly-traded broadcasting company operating leading networks in several Central and Eastern European countries; control over HBO’s joint venture in Central Europe; Japan Image Communications Co., Ltd. (“JIC”), a Japanese pay television business; and a majority stake in NDTV Imagine Limited (“NDTV Imagine”), which owns a Hindi general entertainment network in India.

•	Provided strategic direction regarding the digital transitions at each of the Company’s divisions, particularly on the TV Everywhere initiative.

•	Assumed the Chairman role and worked with the Nominating and Governance Committee and other members of the Board to attract William P. Barr and Fred Hassan as new Directors.

•

Continued to increase the strategic and operating coordination between the Company’s business units and corporate management and increased employee communications; improved the teamwork among corporate management through regular meetings and informal mechanisms; and, prior to the AOL Separation, identified and hired new executive leadership at AOL, which was essential for its separation.

Mr. Martin:

•	Achieved key financial goals for 2009, exceeding the outlook (including the increased outlook) provided for Adjusted EPS despite a challenging macro-economic environment.

•

Led the teams responsible for the planning, negotiation and completion of the Cable Separation, resulting in the receipt of a $9.25 billion cash dividend from Time Warner Cable and thus strengthening the Company’s balance sheet, and the planning and completion of the AOL Separation.

•	Enhanced the Company’s mergers and acquisition process.

•	Oversaw the Company’s financial disclosures and maintained effective internal controls, with no material weaknesses or significant deficiencies.

•

Contributed to the reduction of expenses across the organization through cost cuts and the improvement of operational efficiencies, which was important to the Company’s achievement of its financial performance for 2009. Partnered with the Executive Vice President, Administration to identify additional areas of future cost savings.

•	Continued to strengthen and develop the personnel in the Company’s finance organization.

Mr. Cappuccio:

•

Continued to maintain and refine an effective compliance program throughout the Company, including a top-down review and benchmarking against best practices and continued enterprise-wide online training on various compliance topics.

•	Effectively managed the Corporate legal department, and provided important legal and business strategy advice to the Company’s Chairman and CEO and the Board.

•

Provided legal support and assistance with negotiations, individually and through the legal department, in connection with three large and significant transactions: the separations of Time Warner Cable and AOL and the investment in CME.

•

Continued to facilitate greater communications among the Company’s Divisions on key legal issues, individually and through the legal department, and provided effective legal and strategic advice on the TV Everywhere initiative and other legal matters.

Ms. Fili-Krushel:

•	Successfully oversaw employee, technology, real estate and facilities matters related to the separations of Time Warner Cable and AOL.

•

Designed and implemented consistent features across the divisions for the company-wide health plan, resulting in significant annual savings. Identified additional cost-savings targets through the reorganization of certain functions and launched company-wide effort to achieve efficiencies in certain areas to achieve significant savings in future years.

•	Managed the design and implementation of new development programs for executives focused on key growth areas, including international leadership.

•	Continued the development of the worldwide recruitment and diversity functions.

Mr. Olafsson:

•	Played a key role in the acquisition of the interest in CME and in Turner’s acquisitions of JIC and a majority interest in NDTV Imagine.

•	Coordinated the review of corporate and divisional strategies for the Board’s annual strategy session.

•	Conducted key strategic evaluations of the Company’s businesses and operating strategies throughout the year as specific questions or potential opportunities arose.

In addition to these self-assessments, Mr. Bewkes discussed the performance of the other named executive officers with the Committee and proposed individual performance ratings for each of these executives. Ms. Fili-Krushel joined the discussions (other than with respect to herself).

Determination of 2009 Bonuses.    In determining bonuses for 2009, the Committee considered the Company financial performance rating (143%) and the proposed individual performance ratings for the named executive officers for the four Executive Vice Presidents (145% for Mr. Martin, 135% for Mr. Cappuccio and Ms. Fili-Krushel and 130% for Mr. Olafsson out of a maximum of 150%). The Committee also considered the potential bonus amounts that would result from the application of these performance ratings in a formulaic manner. With respect to Mr. Bewkes, the Committee considered a number of factors, including his target bonus, the bonus awarded for 2008, the Company’s financial operating and stock performance during 2009, and the macroeconomic conditions that prevailed during 2009, as well as Mr. Bewkes’ 140% individual performance in leading the Company as CEO and the Board as Chairman. The Committee exercised its discretion in determining final bonus amounts for each named executive officer, taking into account the individual’s performance and increasing or decreasing the bonus amounts that would result from the application of the formula, including to approve a bonus for Mr. Martin that is higher than the amount that would be determined from application of the formula. The final bonus amounts are set forth in the chart below.

2009 Bonus Amount
Jeffrey L. Bewkes	$12,100,000
John K. Martin, Jr.	3,250,000
Paul T. Cappuccio	2,800,000
Patricia Fili-Krushel	2,400,000
Olaf Olafsson	1,050,000

As a result of this process, the Committee approved bonuses for 2009 for the Company’s named executive officers (which are shown above and in the Summary Compensation Table for Fiscal Year 2009 under the “Non-Equity Incentive Plan Compensation” column) that were higher than those paid for 2008, reflecting the improved financial performance by the Company in 2009 as compared to 2008 and the executives’ accomplishments in 2009. Under the Annual Incentive Plan, the maximum individual annual bonus that would be deductible for tax purposes was $20 million for each participant, which was significantly higher than the actual bonuses approved by the Committee.

2009 Long-Term Incentives

During early 2009, the Committee approved long-term incentive awards to the named executive officers consisting of stock options, RSUs and PSUs. The Committee determined the total amount of these awards in light of competitive compensation data, the target value of annual long-term incentive compensation for each executive contained in the named executive officer’s employment agreement, and the manner in which that total estimated target value could be delivered, taking into account limits on the number of awards that can be made to an individual from the Company’s 2006 Stock Incentive Plan and the Committee’s policy that at least 50% of the “full-value” stock awards (i.e., the RSUs and PSUs) should be performance-based. The Committee approved the equity awards at a level to provide for a total estimated target value of compensation that was competitive, while also seeking to deliver a substantial portion of the executive’s compensation that would be tied directly to the Company’s stock price and a substantial majority of the executive’s compensation that would be performance- based. As a result of the limits on the number of awards that can be made to an individual, Mr. Bewkes was awarded equity grants in 2009 with an estimated value less than the target long-term incentive value in his employment agreement.

The mix of equity awards (including stock options, RSUs and PSUs) made to the Company’s named executive officers in 2009 was intended to deliver 40% of the award value through stock options and 60% of the award value through a combination of RSUs and PSUs. This mix reflects current market practices and takes into account the relative retention value of each type of award, and the dilutive impact of the awards. In 2006, the Committee adopted a policy that, beginning in 2007, at least 50% of the “full-value stock awards” made to executive officers would be performance-based. In applying this policy for PSU awards, the number of shares counted is the target amount.

PSUs provide for a potential payout of shares of Company Common Stock ranging from 0% to 200% of the target number of PSUs awarded, depending on the performance achieved by the Company for the applicable performance period, generally three years. The PSUs granted in 2009 have performance measures based on (i) total stockholder return (“TSR”) of the Common Stock relative to the TSR of the other companies in the S&P 500 Index (subject to certain adjustments) and (ii) the Company’s relative growth in Adjusted EPS. The new performance measure, Adjusted EPS, will apply only if the Company’s TSR ranking is below the 50th percentile and its Adjusted EPS growth ranking is at or above the 50th percentile, in which case the percentage of a participant’s target PSUs that will vest will be the average of (x) the percentage of target PSUs that would vest based on the Company’s TSR ranking during the performance period and (y) 100%. These performance measures align the participants’ interests with those of the Company’s stockholders. Relative growth in Adjusted EPS, which was added for awards made beginning in 2009, is intended to provide a second measure of performance for the PSUs in the event that strong operating performance is not appropriately reflected in the Company’s stock price due to market or other conditions outside of management’s control.

With respect to the timing of equity awards in 2009, as part of its annual review of executive compensation matters in early 2009, the Committee approved the equity awards to executive officers at its meeting on January 28, 2009 and set the grant date for the awards at February 20, 2009. This was consistent with the Committee’s practice of approving awards to executive officers at a meeting in January or February and establishing a subsequent grant date at that time. The February grant date (i) provided sufficient time for the Company to prepare communications materials for employees throughout the Company who receive stock-based awards at the same time as the executives and (ii) was after the issuance of the earnings release for the prior fiscal year.

Pursuant to provisions in the Company’s equity plans, stock options have exercise prices at fair market value, which since October 2008 is defined as the closing price of the Common Stock on the grant date as reported on the NYSE Composite Tape. From January 2001 through September 2008, fair market value under the Company’s equity plans was defined as the average of the high and low sale prices of the Common Stock on the NYSE on the grant date. The change to the current fair market value definition was approved in July 2008 and went into effect October 1, 2008 to bring the Company’s fair market value calculation in line with market practice and to make it easier to verify the fair market value. In a small number of countries other than the U.S., the exercise price is established pursuant to local law requirements using another methodology, but the exercise price under that methodology will not be lower than what would be determined using the closing price on the NYSE Composite Tape on the grant date. The stock options awarded on February 20, 2009 vest in four equal installments on each of the first four anniversaries of the date of grant and the RSUs awarded at the same time vest in two equal installments on the third and fourth anniversaries of the date of grant. The PSUs awarded on February 20, 2009 vest on the third anniversary of grant. The Committee believes that the use of multi-year vesting schedules not only enhances executive retention, but also encourages a longer-term perspective on the part of the executives.

Occasionally, the Committee approves a stock-based award made to an executive officer outside the annual compensation review process. The most common instances for such an award are in connection with the review of the executive compensation of an individual at the time of the individual’s initial hiring or promotion to an executive position, in connection with the renewal of an employment agreement, or for other retention purposes. In those circumstances, the equity award generally would be made at either the time approved by the Committee or on the next regular grant date. For equity awards made pursuant to authority delegated by the Committee outside of the annual compensation review process, the awards are made after all required approvals are obtained. The Company has established standard grant dates of the 1st and 15th of each month for most grants made pursuant to the delegated authority.

Overall 2009 Compensation

Each named executive officer’s amounts of salary and bonus for 2009 are disclosed under the “Salary” and “Non-Equity Incentive Plan Compensation” columns, respectively, in the Summary Compensation Table for Fiscal Year 2009. The aggregate grant date fair values of each named executive officer’s 2009 equity awards are disclosed under the “Option Awards” and “Stock Awards” columns in the Summary Compensation Table for Fiscal Year 2009. The grant date fair values for each award made in 2009 to a named executive officer are disclosed in the “Grant Date Fair Value of Stock and Option Awards” column of the Grants of Plan-Based Awards During 2009 table.

The Committee considers the specific situation of the individual named executive officer and the compensation level and mix that will attract and/or retain the executive. This can include the compensation of the executive who most recently held the relevant position when an executive is being hired or promoted to a new position, the compensation history of executives who have held the same position for a number of years, internal pay equity among senior executives and the total target direct compensation amount that the Committee considered to be competitive to attract or retain the executive to the position.

The Committee believes the compensation package for each of the named executive officers is appropriate in view of his or her performance and duties. Further, as reflected in the Summary

Compensation Table for Fiscal Year 2009, a substantial majority of each executive’s compensation was performance-based. In reaching its compensation determinations for Mr. Bewkes, the Committee also considered the differences in his roles and scope of responsibilities for 2009 as compared to the other named executive officers. The Committee determined that the higher level of compensation for Mr. Bewkes was appropriate in light of the broader scope and the level of his duties as compared to the executive vice presidents, as well as the compensation levels for executives in similar positions to Mr. Bewkes at peer companies.

Peer Groups

In January 2009, the Committee used three peer groups in evaluating executive compensation for 2009. The first was a “media peer group,” which consisted of U.S.-based major companies in the media, telecommunications and internet sectors with which the Company competed most directly (including for executive talent) before the Cable Separation and the AOL Separation — both completed in 2009. The second was an “industry peer group,” which consisted of a larger number of major U.S.-based companies with which the Company is also likely to compete for executive talent. The third peer group was used to provide a supplemental, general reference point as it consisted of a much broader group of companies than those with which the Company generally competes for talent. This group included companies with more than $20 billion in annual revenues and that participated in Towers Perrin’s executive compensation database.

•

The Company’s media peer group for January 2009 consisted of select sub-groups of peer executives at companies operating in three main lines of business: media, telecommunications and the Internet. These media peer groups differed by executive because not all of the peer companies had comparable executive positions to those of the Company’s named executive officers or provided data for each of the named executive officer roles. The media peer groups consisted of the following:

•

For Mr. Bewkes, media peers included CBS Corporation, News Corporation, The Walt Disney Company, and Viacom Inc.; telecommunications peers included AT&T Corp., Comcast Corporation, and Verizon Communications Inc.; and internet peers included Google Inc., IAC/InterActiveCorp, Microsoft Corporation and Yahoo! Inc.

•

For Mr. Martin, media peers included CBS Corporation, News Corporation, and The Walt Disney Company; telecommunications peers included AT&T Corp., Comcast Corporation, and Verizon Communications Inc.; and internet peers included Google Inc., IAC/InterActiveCorp, Microsoft Corporation and Yahoo! Inc.

•

For Mr. Cappuccio, media peers included CBS Corporation, News Corporation, The Walt Disney Company and Viacom Inc.; and telecommunications and internet peers included AT&T Corp., Verizon Communications Inc., Google Inc., IAC/InterActiveCorp, Microsoft Corporation and Yahoo! Inc.

•

For Ms. Fili-Krushel, media peers for whom compensation data for top Human Resources executives was available included CBS Corporation, The Walt Disney Company and Viacom Inc.; telecommunications peers included AT&T Corp. and Verizon Communications Inc.; and internet peers included IAC/InterActiveCorp, Microsoft Corporation and Yahoo! Inc.; there was insufficient data for Administration executives in the media peers.

•

For Mr. Olafsson, there was insufficient data for executives in the media peers; and telecommunications and internet peers included AT&T Corp., Verizon Communications Inc., Google Inc., IAC/InterActiveCorp, Microsoft Corporation and Yahoo! Inc.

•

The Company’s industry peer group utilized in January 2009 consisted of the following 22 media, telecommunications and Internet-based companies: Amazon.com, Inc., AT&T Corp., Cablevision Systems Corporation, CBS Corporation, Charter Communications, Inc., Comcast Corporation, Cox Enterprises, Inc., The DIRECTV Group, Inc., eBay Inc., Google Inc., IAC/InterActiveCorp, Liberty Media Corporation, Meredith Corporation, Microsoft Corporation, News Corporation, Oracle Corporation, Qwest Corporation, Sprint Nextel Corporation, Verizon Communications Inc., Viacom Inc., The Walt Disney Company and Yahoo! Inc. The number of companies from the industry peer group reflected in the market data for each of the Company’s executive vice presidents varied because information for each position was not available for comparable positions at every company in the peer group. There was insufficient data available for one position (Mr. Olafsson) to utilize the industry peer group. The size of the sample pool for the other executive vice presidents ranged from a low of 12 companies out of the 22 companies in the industry group for one position to a high of 21 of the 22 companies in the industry group for another position.

•

The Company’s peer group of public companies with more than $20 billion in annual revenues that participated in the Towers Perrin executive compensation database (utilized in January 2009) is listed at the end of the CD&A.

In January 2009, the Committee reviewed information from its independent compensation consultant, reflected in the table below, that showed how proposed total target direct compensation for 2009 (consisting of base salary, target annual cash bonus and the estimated value of stock-based awards) for each of the named executive officers compared to the peer groups. The Committee placed greater emphasis on the media peer group because the companies in that group are more likely to compete directly with the Company, especially with respect to executive talent.

	Media Peer Group	Telecommunications Peer Group	Internet Peer Group	Industry Peer Group	Companies with >$20 Billion in Revenues
Jeffrey L. Bewkes	Below range	Middle of the range	N/A	Between the 50th and 75th percentiles	Above the 90th percentile

John K. Martin	Below range	Toward the low end of the range	Within range	Between the 50th and 75th percentiles	Between the 75th and 90th percentiles

Paul T. Cappuccio	Within range	Within range*	N/A*	At approximately the 75th percentile	Above the 90th percentile

Patricia Fili-Krushel**	Above range for Human Resources peers; N/A for Administration peers	Between 75th and 90th percentiles for Human Resources peers; N/A for Administration peers	N/A for Administration peers	Between the 75th and 90th percentiles for Human Resources peers; N/A for Administration peers	Above the 90th percentile for Human Resources peers; Between the 50th and the 75th percentile for Administration peers

Olaf Olafsson	N/A	Within range*	N/A*	N/A	At approximately the 75th percentile

*	The telecommunications and internet companies were combined into one peer group for Messrs. Cappuccio and Olafsson because of the limited information available for telecommunications companies.

**	Ms. Fili-Krushel’s role is benchmarked against both top Administration executives and top Human Resources executives because her role encompasses responsibilities in both of these areas. The comparative data for Administration executives is available only for two of the peer groups, as reflected in the table. The telecommunications and internet companies were combined into one peer group for top Human Resources executives.

During 2009, the Committee examined the peer groups in light of the separation of Time Warner Cable completed in March 2009 and the then-pending separation of AOL. Based on the review, the Committee concluded that it should move to two peer groups — an entertainment peer group and a broader industry group. The new “entertainment” peer group includes companies in the media and entertainment business with which Time Warner competes most directly, but, in light of the structural changes in the Company during 2009, no longer includes companies in the telecommunications and internet sectors. The entertainment peer group includes CBS Corporation, News Corporation, The Walt Disney Company, Viacom Inc. and, when data is available for a position, Sony Corporation and the NBC unit of General Electric Company. The second “industry” peer group is composed of 23 multi-national and multi-divisional companies with consumer-oriented branded businesses that generally have revenues similar in size to Time Warner, and is intended to reflect a broader range of major companies with which Time Warner may compete for executives. The Committee determined to stop using the third peer group consisting of companies with annual revenues above $20 billion that participate in Towers Perrin’s executive compensation database because it had only been used as a general reference and did not provide significant additional insights into competitive practices.

For the remainder of 2009 and in early 2010, the Committee utilized the following peer groups in considering the actual 2009 bonuses that were paid in 2010, and in establishing 2010 target compensation levels:

•	An entertainment peer group consisting of the following:

•	For Mr. Bewkes, entertainment peers included CBS Corporation, News Corporation, The Walt Disney Company, and Viacom Inc.

•	For Mr. Martin, entertainment peers included CBS Corporation, News Corporation, and The Walt Disney Company.

•	For Mr. Cappuccio, entertainment peers included CBS Corporation, The Walt Disney Company and Viacom Inc.

•

For Ms. Fili-Krushel, entertainment peers for whom compensation data for top Human Resources executives was available included CBS Corporation, The Walt Disney Company and Viacom Inc.; there was insufficient data for Administration executives in the entertainment peers.

•	For Mr. Olafsson, there was insufficient data for entertainment peers.

•

A revised industry peer group consisting of the following 23 companies: Abbott Laboratories, Altria Group Inc., Apple Inc., CBS Corporation, Coca-Cola Co., Comcast Corporation, E.I. DuPont de Nemours and Co., FedEx Corp., General Electric Co., Google Inc., Hewlett-Packard Co., Johnson & Johnson, Kimberly-Clark Corp., Kraft Foods Inc., McDonald’s Corp., Microsoft Corporation, News Corporation, PepsiCo Inc., Procter & Gamble Co., Sprint Nextel Corporation, Verizon Communications Inc., Viacom Inc., and The Walt Disney Company. The number of companies from the industry peer group reflected in the market data for each of the Company’s executive vice presidents varies because information for each position is not available for comparable positions at every company in the peer group. The size of the sample pool for the executive vice presidents ranged from a low of five companies out of the 23 companies in the industry group for one position to a high of 20 companies out of the 23 companies in the industry group for another position.

In December 2009 and January 2010, the Committee reviewed information from its independent compensation consultant, reflected in the table below, that showed how total target direct compensation for 2009 (consisting of base salary, target cash bonus and estimated value of stock-based awards) for each of the named executive officers compared to the two new peer groups the Committee approved during 2009.

	Entertainment Peer Group	Revised Industry Peer Group
Jeffrey L. Bewkes	Below range	Between the 50th and 75th percentile

John K. Martin	Below range	Between the 50th and 75th percentile

Paul T. Cappuccio	Below range	Between the 75th and 90th percentile

Patricia Fili-Krushel*	Above average of Human Resources peers; N/A for Administration peers	Above the 90th percentile for Human Resources peers; Between the 75th and 90th percentile for Administration peers

Olaf Olafsson	N/A	Between the 50th and 75th percentile

*	Ms. Fili-Krushel’s role is benchmarked against both top Administration executives and top Human Resources executives because her role encompasses responsibilities in both of these areas. The comparative data for Administration executives is available only for the industry peer group, as reflected in the table.

2010 Compensation Matters

The Committee has taken several actions in 2010 with respect to the compensation paid to the named executive officers. In January 2010, the Committee approved an increase in Mr. Bewkes’ annual base salary to $2.0 million, effective January 1, 2010, and increases in his bonus target and long-term incentive compensation to $10 million each. The increase in the base salary was consistent with the terms of the employment agreement with Mr. Bewkes entered into in December 2007 with his promotion to CEO, which required an increase if he were elected to serve as Chairman. As discussed above, Mr. Bewkes declined the increase for 2009 when he was elected to serve as Chairman. The Committee approved the increases in the bonus and long-term incentive compensation targets in recognition of, among other things, Time Warner’s operational and financial performance under Mr. Bewkes’ leadership and his performance, including overseeing the development and execution of a new corporate strategy. The strategy included the Cable Separation and the AOL Separation, a focus on expanding Time Warner’s digital platforms, leveraging Time Warner’s scale and brands to deliver compelling content, targeted international expansion, and improving efficiency. Mr. Bewkes’ accomplishments in carrying out this strategy are reflected in the discussion of his goals and performance for 2009. The Committee also considered information regarding compensation paid to chief executive officers at peer entertainment companies, which generally is higher than the compensation paid to Mr. Bewkes.

For 2010, the Committee has decided to replace Adjusted OIBDA as a Company financial measure used in determining the annual cash bonuses for named executive officers with Adjusted Divisional Pre-Tax Earnings. The new measure is consistent with the Adjusted Operating Income measure that the Company will use in evaluating the operating performance of its businesses and in its quarterly earnings releases beginning with the first quarter of 2010; it is intended to provide greater accountability for capital allocation (because it measures operating performance after depreciation and amortization); and the Committee believes it is a more appropriate measure of operating performance in light of the Cable Separation and the AOL Separation because those businesses experienced greater short-term changes in depreciation and amortization.

Following discussions with the Company’s stockholders, the Committee determined that PSUs granted beginning in 2010 will accrue dividend equivalents based on the regular quarterly cash dividends paid by the Company. The dividend equivalents will be paid in cash following the end of the performance period and will be paid only with respect to the shares paid out based on the performance level achieved for the performance period.

Other Policies and Matters Related to Executive Compensation that Advance the Committee’s Compensation Philosophy

This section discusses the Company’s other policies that help to advance the Committee’s compensation philosophy.

Pay-for-Performance Policy

One of the key tenets of the Committee’s executive compensation philosophy is to pay compensation for performance so that the Company’s executives are focused on achieving goals that support the Company’s strategic objectives and the interests of executives are aligned with those of stockholders and are tied to the Company’s performance. Consistent with this philosophy, in 2007 the Committee adopted a policy that codifies the Company’s prior practice that a majority of total target compensation for named executive officers will consist of performance-based components. The policy defines performance-based compensation as including annual cash bonus, stock options and PSUs. This policy also incorporates the Company’s commitment that at least 50% of the “full-value stock awards” made to senior executives of the Company will be performance-based, such that achievement of performance measures will determine the size and/or vesting of the awards. “Full-value stock awards” are equity-based awards other than stock options or stock appreciation rights and include awards such as restricted stock, RSUs, PSUs and other stock-based awards.

Equity Dilution Policy

The Company regularly analyzes its equity programs both in the context of a total compensation competitive review as well as in determining whether dilution rates are in line with those of peer companies. The Committee’s objective is to deliver competitive compensation levels while also maintaining manageable rates of dilution. In 2007, the Committee adopted a policy on equity dilution, which addresses how the Company determines the appropriate level of equity dilution within the context of its stockholder-approved equity plans and establishes general guidelines for monitoring and managing equity dilution and annual share usage rate (i.e., run rate). The Committee maintains the authority with respect to the administration of the Company’s equity-based compensation plans and decisions regarding awards to executive officers and other employees.

The policy on equity dilution currently sets annual run rate guidelines consistent with the Time Warner Inc. 2006 Stock Incentive Plan and the proposed Time Warner Inc. 2010 Stock Incentive Plan, which cap the maximum annual run rate at 1.5% of the total outstanding Common Stock at December 31 of the preceding year. Within the annual run rate cap, the Committee determines the amount and mix of equity awards to be granted in any single year, based on a number of factors, including the goals of (i) rewarding employees for their performance, (ii) providing compensation at competitive levels in order to attract and retain employees, (iii) furthering the alignment of employees’ interests with those of stockholders, (iv) adhering to commitments made in employment agreements with senior executives, and (v) assessing the number of shares available for future grant. The 1.5% annual limitation was not adjusted in connection with the Cable Separation and the AOL Separation.

Stock Ownership and Retention Guidelines

Since January 2003, the Company’s executives have been subject to Board-adopted stock ownership guidelines and stock retention requirements with respect to stock option awards. The Committee believes that these standards help to further assure the alignment of executive compensation with the interests of stockholders. The stock ownership guidelines are expressed as a multiple of salary, with the Chairman and CEO, the Executive Vice Presidents and Division CEOs being required to hold Time Warner Common Stock with a value equal to at least five times, two times and three times their respective salaries by no later than January 2008 (or five years following election to the applicable position, if later). The Committee reviews the Common Stock held by each executive officer and the Division CEOs annually to determine whether the executives have met their required ownership levels or are making progress toward compliance. Shares held directly by the individual, interests in the Time Warner Inc. Stock Fund in the qualified savings plan and the nonqualified deferred compensation plan, shares held in individual retirement accounts and unvested shares of restricted stock and RSUs are included in determining the number of shares of Common Stock held by the individuals. As of February 2010, all of the named executive officers had reached their required stock ownership levels.

Pursuant to the Company’s stock retention guidelines adopted in 2003, beginning with the stock options awarded in 2003, the executive officers must retain for at least twelve months after exercise (or, if the executive is no longer employed by the Company, for at least twelve months after the termination of employment) shares of Common Stock representing at least 75% of the after-tax gain that the executive realizes upon the exercise, after paying the exercise price (assuming a 50% tax rate for purposes of the calculation). The Committee believes this policy promotes a focus on longer-term goals by the executives and helps align the interests of the executives with the stockholders by having the executives remain stockholders for a significant period of time after exercising the stock options. Thus, for example, if an executive exercises a stock option granted in 2003 or later during June 2010, the executive will be required to hold the minimum number of shares from the exercise through June 2011. If an executive had retired from the Company in November 2009 and exercised a stock option in March 2010, the executive would be required to hold the minimum number of shares through the one-year anniversary of retirement, or November 2010.

Recovery of Previously Paid Executive Compensation

The Board adopted a policy in February 2007 regarding the recovery of executive compensation under certain circumstances. This policy reinforces the Company’s commitment to the Standards of Business Conduct, which each employee is expected to follow, and furthers the concept of performance-based compensation as part of the Company’s compensation philosophy. Under the policy, if the Board determines that an executive officer or a Division CEO intentionally caused a material financial misstatement, which resulted in artificially inflated executive compensation, the Board will determine the appropriate actions to remedy the misconduct and prevent its recurrence and any actions with respect to the executive. The Board may consider a number of factors in determining whether to seek to recover compensation paid to an executive, including the nature of the underlying misconduct and the role of the executive, the amount of excess compensation paid as a result of the material misstatement, the risks, costs and benefits associated with pursuing the recovery of the compensation, and other actions the Company or third parties may have taken with respect to the executive who caused the misstatement. The Board also may seek recommendations from the Committee and/or the Audit and Finance Committee of the Board and may retain outside advisors to assist in the determination.

The Committee also adopted a policy in February 2006 under which, as a factor in determining the annual compensation for each of the Company’s senior executives, the Committee will consider the Company’s efforts to strengthen its compliance and ethics program and to enhance its system of internal control over financial reporting. This policy was adopted in conjunction with a settlement reached in shareholder derivative actions against the Company.

Section 162(m) Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for non-performance-based compensation over $1 million paid for any fiscal year to each of the individuals who were, at the end of the fiscal year, the corporation’s chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer).

Base Salary and Annual Cash Bonus.    The Company believes that the base salaries and annual cash bonuses paid to the individual executive officers covered by Section 162(m) for 2009 will be deductible by the Company, except for $750,000 of Mr. Bewkes’ 2009 salary that exceeded the $1 million limit.

Stock-Based Awards.    The Company has adopted a general policy of awarding stock options to its executive officers only pursuant to plans and with processes that the Company believes satisfy the requirements of Section 162(m). However, individuals who are promoted to executive officer positions may hold stock options that were granted prior to their promotion that do not satisfy the requirements of Section 162(m), either because the stock options were granted pursuant to plans that were not approved by the Company’s stockholders and thus do not satisfy the requirements of Section 162(m) or because the award of the stock options was approved by authority delegated by the Committee. The Committee approved the terms of and awarded the first PSUs beginning in 2007 and shares were paid out for the performance period ending December 31, 2009 in connection with such awards in March 2010. The Company believes that compensation realized from such PSUs will be deductible by the Company. RSUs that the Company has granted to date are not considered “performance-based” compensation under Section 162(m), so compensation realized by the individual executive officers covered by Section 162(m) from the vesting of such RSUs may not be deductible by the Company. If the Company awards RSUs under the Annual Incentive Plan, such RSUs would be considered “performance-based” compensation under Section 162(m).

Other Annual Compensation.    Any other annual compensation paid or imputed to the individual executive officers covered by Section 162(m) (including the value of personal benefits provided to executive officers) that causes non-performance-based compensation to exceed the $1 million limit will not be deductible by the Company.

The deductibility of some types of compensation payments can depend on the timing of an executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Committee’s control can affect deductibility of compensation. For these and other reasons, the Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m).

Adjustments to Equity Awards in Connection with the Cable and AOL Separations and Reverse Stock Split

Outstanding equity awards granted to the Company’s employees and directors, including the named executive officers, were adjusted to maintain the fair value of such awards in connection with the Cable Separation on March 12, 2009 and the AOL Separation on December 9, 2009. The outstanding equity awards did not participate in the pro rata distributions of shares of Time Warner Cable Inc. or AOL Inc. and, thus, as provided for in the Company’s equity plans, the number of outstanding RSUs, target PSUs and stock options was increased and the exercise price of stock options was decreased to maintain the fair value of the awards. In addition, the outstanding equity awards were proportionally adjusted to reflect the one-for-three reverse stock split of Time Warner’s Common Stock that was effected on March 27, 2009.

In addition to adjustments to outstanding equity awards, adjustments to certain provisions in the equity plans were approved to reflect the effects of the Cable Separation, the AOL Separation and the reverse stock split. For example, the number of shares that can be issued from each plan was increased to reflect the adjustments due to the Cable Separation and the AOL Separation and also proportionately reduced to reflect the reverse stock split. The annual cap on the number of awards that can be made under the Time Warner Inc. 2006 Stock Incentive Plan was not adjusted and will remain at 1.5% of the total outstanding Common Stock at December 31 of the prior year.

Peer Group Companies with More than $20 Billion in Annual Revenues

Abbott Laboratories

Accenture plc

Aetna Inc.

Alcoa Inc.

The Allstate Corporation

Altria Group, Inc.

Apple Inc.

Archer-Daniels-Midland Company

AT&T Inc.

Bank of America Corporation

Best Buy Co., Inc.

The Boeing Company

Bunge Limited

Cardinal Health, Inc.

Caterpillar Inc.

Chevron Corporation

Cisco Systems, Inc.

Citigroup Inc.

The Coca-Cola Company

Coca-Cola Enterprises Inc.

Constellation Energy Group, Inc.

ConocoPhillips

Dell Inc.

The Dow Chemical Company

E.I. du Pont de Nemours and Company

Electronic Data Systems Corp.

Emerson Electric Co.

Exxon Mobil Corporation

FedEx Corporation

Ford Motor Company

General Dynamics Corporation

General Electric Company

General Motors Corporation

The Hartford Financial Services Group, Inc.

Hess Corporation

Hewlett-Packard Company

The Home Depot, Inc.

Honeywell International Inc.

Humana Inc.

Intel Corporation

International Business Machines Corporation

International Paper Company

Johnson Controls, Inc.

Johnson & Johnson

Kraft Foods Inc.

Lockheed Martin Corporation

Manpower Inc.

Marathon Oil Corporation

McDonald’s Corporation

McKesson Corporation

Medco Health Solutions, Inc.

Merck & Co., Inc.

MetLife, Inc.

Microsoft Corporation

Motorola, Inc.

Northrop Grumman Corporation

PepsiCo, Inc.

Pfizer Inc.

The Procter & Gamble Company

Prudential Financial, Inc.

Raytheon Company

Schlumberger N.V. (Schlumberger Limited)

Sprint Nextel Corporation

Sunoco, Inc.

Supervalu Inc.

Target Corporation

Tesoro Corporation

3M Company

The Travelers Companies, Inc.

UAL Corporation

UnitedHealth Group Incorporated

United Parcel Service, Inc.

United Technologies Corporation

U.S. Bancorp

Valero Energy Corporation

Verizon Communications Inc.

Wachovia Corporation

The Walt Disney Company

WellPoint, Inc.

Wells Fargo & Company

Wyeth

Compensation and Human Development Committee Report

The Compensation and Human Development Committee of the Board of Directors (the “Compensation Committee”) has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

William P. Barr (from January 2010)

Frank J. Caufield

Mathias Döpfner

Michael A. Miles (Chair)

Deborah C. Wright

Compensation Programs and Risk Management

The Company has determined that any risks arising from its compensation programs and policies are not reasonably likely to have a material adverse effect on the Company. The Company’s compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to stockholders. The combination of performance measures for annual bonuses and the equity compensation programs, share ownership and retention guidelines for executive officers, as well as the multiyear vesting schedules for equity awards encourage employees to maintain both a short and a long-term view with respect to Company performance.

Independent Compensation Consultant

The Compensation and Human Development Committee has retained John England as its independent executive compensation consultant since 2002 to provide advice to the Committee on matters related to the fulfillment of the Committee’s responsibilities under its charter. Mr. England served as Managing Principal of Towers Perrin and its successor, Towers Watson, until February 2010. In February 2010, he left to form a new executive compensation consulting practice called Pay Governance LLC, and the Committee terminated Towers Watson as its consultant and retained Pay Governance LLC. Consistent with the Committee’s goal of maintaining the independence of its consultant, the Company will not retain Pay Governance LLC to provide any additional consulting services to the Company.

Mr. England advises the Committee on a wide range of executive compensation matters, including the overall design of the executive compensation program, competitive market data, and all other matters related to compensation for the Company’s senior executives. Fees for this consulting advice to the Committee for the years ended December 31, 2009, 2008 and 2007 were $210,159, $263,312 and $250,368, respectively. See “Compensation — Compensation Discussion and Analysis — Role of Independent Consultant” for additional information regarding Mr. England’s services provided during 2009. The Committee did not engage any other compensation consultants during 2009 in determining or recommending the amount or form of executive compensation. See “Compensation — Director Compensation” for information regarding the independent consultant engaged by the Nominating and Governance Committee to provide advice relating to non-employee director compensation.

It is the Committee’s view that its compensation consultant should be able to render candid and direct advice independent of management’s influence, and numerous steps have been taken to satisfy this objective:

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Mr. England was first identified by a member of the Committee, and then was retained by the Committee without any intervention by management. The fact that Mr. England was then employed by Towers Perrin, a preeminent human resources consulting firm that provides services to Time Warner in several areas, was clearly understood by the Committee. Having Mr. England as its consultant, however, was the motivating factor for the Committee in selecting an outside advisor, rather than the consulting firm at which he was employed.

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In his role, Mr. England reports directly to the Committee, meets separately with the Committee members outside the presence of management at each meeting, and he also speaks separately with the Committee Chair and other Committee members between meetings, as necessary or desired. The interactions Mr. England has with management are limited to those which are on the Committee’s behalf or related to proposals that will be presented to the Committee for review and approval.

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During the time that Mr. England was employed by Towers Watson (including Towers Perrin prior to its merger with Watson Wyatt), the firm and Mr. England took their own steps to separate Mr. England’s consulting services from the other services provided by Towers Watson. Mr. England did not serve as a “client relationship manager” on services provided to the Company, and neither he nor any member of his team participated in any client development activities related to increasing Towers Watson’s consulting services to the Company. Other than their work for the Board from time to time, Mr. England and the team of professionals working with him did not work on other consulting assignments for Time Warner or its Divisions. In addition, Towers Watson has informed the Company that no part of Mr. England’s or his team’s pay was or is directly impacted by growth in Towers Watson’s fees from the Company for performing its additional consulting services.

At least annually, the Committee conducts a review of Mr. England’s performance and independence. For 2009, the review was conducted in July 2009, and included an evaluation of the services that Mr. England and Towers Perrin (prior to its merger with Watson Wyatt) provided to the Company, the fees associated with those services and the procedures implemented by Towers Watson with respect to maintaining Mr. England’s independence. The Company has posted on its website (at www.timewarner.com/governance) a report by the Committee dated August 2009 describing the relevant policies, procedures and criteria that the Committee used in selecting and retaining Mr. England, including but not limited to its consideration of independence, ethics and potential conflicts of interest.

Until Mr. England’s departure from Towers Watson, the Committee also reviewed the types of projects performed by Towers Perrin (prior to its merger with Watson Wyatt) and the fees charged for the services rendered. As part of this process, Mr. England provided the Committee with a report on, and the Committee reviewed, the other consulting services that Towers Perrin (prior to its merger with Watson Wyatt) provided to Time Warner and its Divisions. For 2009, these services included providing competitive market compensation data for executive positions that were not part of the Committee’s review process and for non-U.S. positions, research related to annual and long-term incentive programs, consulting and actuarial services for retirement plans and benefits, and consulting services on health and welfare programs provided to employees. In providing these services to Time Warner, Towers Perrin was engaged solely by management, and neither the Committee nor the Board was involved in management’s decision to engage Towers Perrin for these services. The aggregate fees billed by Towers Perrin (prior to its merger with Watson Wyatt) to the Company exclusive of the consulting fees charged for independent advice to the Committee for the years ended December 31, 2009, 2008 and 2007 were $1,728,535, $2,283,825 and $2,090,374, respectively.

Summary Compensation Table

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2009

The following table presents information concerning total compensation paid to the Company’s Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers who served in such capacities on December 31, 2009 (collectively, the “named executive officers”). For information regarding salary, non-equity incentive plan compensation and other components of the named executive officers’ total compensation, see “Compensation Discussion and Analysis.” The information presented in the table and footnotes below regarding the Company’s stock awards and option awards reflects adjustments giving effect to the Cable Separation, the Reverse Stock Split and the AOL Separation.

In addition, pursuant to SEC rules adopted in December 2009, the dollar values contained in the Stock Awards and Option Awards columns are the aggregate grant date fair values of the stock and option awards granted to the named executive officer in the respective years. In the Company’s proxy statement for its 2009 annual meeting, the dollar values contained in the Stock Awards and Option Awards columns for 2008 and 2007 represented the aggregate compensation expense that the Company recognized during that year for all outstanding equity awards granted to the named executive officer.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
Jeffrey L. Bewkes (1)	2009	$1,750,000	—	$3,048,000	$2,338,000	$12,100,000	$184,570	$141,714	$19,562,284
Chairman of the Board and Chief Executive Officer	2008	1,750,000	—	5,292,500	6,710,250	7,600,000	161,600	103,517	21,617,867
	2007	1,250,000	—	4,260,465	6,798,244	7,000,000	—	87,593	19,396,302

John K. Martin, Jr. (2)	2009	$1,000,000		$1,307,592	$664,000	$3,250,000	$40,950	$13,688	$6,276,230
Executive Vice President and Chief Financial Officer	2008	1,000,000	—	2,895,686	1,326,566	2,150,000	36,200	31,493	7,439,945

Paul T. Cappuccio	2009	$1,000,000	—	$784,860	$398,400	$2,800,000	$42,620	$14,264	$5,040,144
Executive Vice President and General Counsel	2008	1,000,000	—	1,088,192	579,556	2,050,000	24,540	13,664	4,755,952
	2007	1,000,000	—	1,055,753	569,777	2,600,000	27,490	13,464	5,266,484

Patricia Fili-Krushel	2009	$850,000	—	$589,788	$300,600	$2,400,000	$60,170	$70,930	$4,271,488
Executive Vice President, Administration	2008	850,000	—	818,496	434,768	1,750,000	49,010	76,547	3,978,821
	2007	750,000	—	785,398	424,173	2,000,000	42,560	74,807	4,076,938

Olaf Olafsson	2009	$750,000	—	$655,320	$332,000	$1,050,000	$43,790	$54,284	$2,885,394
Executive Vice President

(1)	On January 1, 2009, Mr. Bewkes became Chairman of the Board of the Company and continues to serve as Chief Executive Officer, having served as President and Chief Executive Officer of the Company from January 1, 2008 through December 31, 2008 and as President and Chief Operating Officer from January 1, 2006 through December 31, 2007.

(2)	On January 1, 2008, Mr. Martin became Executive Vice President and Chief Financial Officer of the Company.

(3)	The amounts set forth in the Stock Awards column represent the aggregate grant date fair value of restricted stock unit (RSU) and performance stock unit (PSU) awards granted to the named executive officers by the Company in each year referenced in the table above, as computed in accordance with accounting guidance.

The grant date fair value of each RSU award was determined using the closing sale price of the Common Stock on the NYSE Composite Tape on the date of grant. For accounting purposes, PSUs granted prior to 2009 are considered to have a market condition based on total stockholder return (also referred to as TSR), and PSU awards granted in 2009 are considered to have a market condition (based on TSR) and a performance condition (based on Adjusted EPS). The effect of the market condition is reflected in the grant date fair value of the PSU award, which was estimated using a Monte Carlo analysis to estimate the TSR ranking of the Company among the S&P 500 Index companies over the performance period. In the case of PSU awards granted in 2009, the grant date fair value of such awards included in the Stock Awards column was estimated using a Monte Carlo analysis to estimate the TSR ranking of the Company among the S&P 500 Index companies over the performance period and also assumes that the performance condition relating to adjusted earnings per share has been met.

For additional information about the weighted-average assumptions used to determine the grant-date fair value of the stock awards, see Note 10 to the Company’s consolidated financial statements included in the 2009 Form 10-K. The actual value, if any, that is realized by an executive officer from any vested stock award will depend on the performance of the Company’s stock in future years and, for the PSUs, the level of the Company’s achievement of the applicable performance goals.

(4)	The amounts set forth in the Option Awards column represent the aggregate grant date fair value of option awards granted to the named executive officers by the Company in each year referenced in the table above, as computed in accordance with accounting guidance.

The grant date fair value of the stock options awarded on February 20, 2009 to the named executive officers (other than Mr. Bewkes and Ms. Fili-Krushel) was determined using the Black-Scholes option pricing model based on the following assumptions: an expected volatility of 35.5%; an expected term to exercise of 5.79 years from the date of grant; a risk-free interest rate of 2.5%; and a dividend yield of 4.5%. Because each of Mr. Bewkes and Ms. Fili-Krushel was retirement-eligible on February 20, 2009, the values of the stock awards granted to each such executive officer on such date were based on the following assumptions: an implied volatility of 33.4%; an expected term to exercise of 7.73 years from the date of grant; a risk-free interest rate of 2.9% and a dividend yield of 4.5%.

For additional information about the weighted-average assumptions used to determine the grant-date fair value of stock options, see Note 10 to the Company’s consolidated financial statements included in the 2009 Form 10-K. The discussion in the foregoing note to the Company’s financial statements reflects weighted-average assumptions on a combined basis for both retirement-eligible and non-retirement eligible employees and non-employee directors. The actual value, if any, that is realized by an executive officer from any stock option will depend on the extent to which the market value of the Common Stock exceeds the exercise price of the stock option on the date the stock option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the grant date fair value presented above. These amounts should not be used to predict stock performance. None of the stock options were awarded with tandem stock appreciation rights.

(5)

The amounts set forth in the Non-Equity Incentive Plan Compensation column for 2009 represent amounts paid pursuant to the Time Warner Inc. Annual Incentive Plan for Executive Officers (the “Annual Incentive Plan”), which is a performance-based plan that was adopted by the Board and approved by the Company’s stockholders in 2009 and is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The maximum bonuses payable to the executives subject to Section 162(m) that can be deducted for income tax purposes were calculated using a formula set forth in the Annual Incentive Plan that is equal to the lesser of 1.5% of the Company’s 2009 combined operating income (loss) subject to certain adjustments (“Adjusted Net Income”), as defined and calculated pursuant to the Annual Incentive Plan, and $20 million. The bonus amounts paid to the executives were based on the Compensation Committee’s determination that the Company and its executives met or exceeded the financial and individual goals that were established for 2009. For additional information regarding the Compensation Committee’s determinations with respect to the bonus payments, see “Compensation Discussion and Analysis — 2009 Annual Bonuses.”

(6)	The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2009 represent the aggregate change during 2009 in the actuarial present value of each named executive officer’s accumulated pension benefits under the Time Warner Pension Plan and the Time Warner Excess Benefit Pension Plan. There were no above-market earnings or preferential earnings on any compensation that was deferred pursuant to a nonqualified deferred contribution plan or other basis that is not tax-qualified.

(7)	The amounts shown in the All Other Compensation column for 2009 include the following:

(a)	Pursuant to the Time Warner Savings Plan (a defined contribution plan available generally to employees of the Company), for the 2009 plan year, each of the named executive officers deferred a portion of his or her annual compensation and Time Warner contributed $9,800 as a matching contribution on the amount deferred by each named executive officer.

(b)	The Company maintains a program of life and disability insurance generally available to all salaried employees on the same basis. This group term life insurance coverage was reduced to $50,000 for each of the named executive officers, who were each given a cash payment pursuant to the terms of their employment agreements to cover the cost of specified coverage under the Company’s voluntary group universal life (“GUL”) insurance program. The named executive officers are under no obligation to use the payments to purchase GUL insurance or to purchase any other life insurance. The named executive officers who received cash payments in excess of $10,000 for this benefit during 2009 were: Mr. Bewkes ($10,847) and Ms. Fili-Krushel ($18,864). Commencing in 2010, no new participants may enroll in the Company’s GUL insurance program, but the named executive officers are entitled to continue to receive the annual cash payments pursuant to the terms of their employment agreements. The Company also maintains a split-dollar life insurance policy on the life of Mr. Bewkes. Starting in 2003, the Company discontinued payment of the premiums on this split-dollar life insurance policy. Instead, the premium is satisfied from the accreting value of the policy and/or a loan by the insurance company. Pursuant to tax rules, the Company imputed income of less than $10,000 for the amount allocated to the term portion of the split-dollar coverage for Mr. Bewkes. It is anticipated that the Company will recover the net after-tax cost of the premiums paid by it on these policies or the cash surrender value thereof. For additional information regarding life insurance coverage for the named executive officers provided pursuant to the terms of their employment agreements, see “Compensation — Employment Agreements.”

(c)

The amounts of personal benefits shown in this column for 2009 consist of the aggregate incremental cost to the Company for the following items: (i) with respect to Mr. Bewkes, transportation-related benefits ($78,785) and the Company’s reimbursement or payment of fees for financial services ($37,750); (ii) with respect to Ms. Fili-Krushel, the Company’s reimbursement or payment of fees for financial services ($28,580), transportation-related benefits and representative samples of the Company’s products (such as DVDs); and (iii) with respect to Mr. Olafsson, the Company’s reimbursement or payment of fees for financial services ($40,000) and representative samples of the Company’s products (such as DVDs).

Transportation-related benefits consist of the incremental cost to the Company of personal use of (a) aircraft owned (based on fuel, landing, repositioning and catering costs and crew travel expenses) or leased (based on hourly fees) by the Company and (b) a Company-provided car and a driver for Mr. Bewkes (based on the cost of car lease payments, the driver’s compensation and benefits, fuel, parking and other related expenses) and commercial car services for Ms. Fili-Krushel and Mr. Martin (in each case, based on the portion of the usage that was personal).

For security reasons, Mr. Bewkes was provided with a car and driver during 2009 and was encouraged to use Company aircraft for business and personal use. Other executive officers were eligible to use a private car service, Company aircraft for business use and, in limited circumstances and subject to the controls in the Company’s travel policies, to make personal use of Company aircraft. Personal use of corporate aircraft by executives other than Mr. Bewkes was permitted when there was available space on a flight scheduled for a business purpose, in the event of a medical or family emergency, or with the approval of Mr. Bewkes.

The “Compensation Discussion and Analysis” discusses the amounts of 2009 salary and non-equity incentive plan compensation levels for the named executive officers relative to their total cash and equity-based compensation. For a description of the material terms of each named executive officer’s employment agreement, please see “Compensation — Employment Agreements.”

Grants of Plan-Based Awards Table

The following table presents information with respect to each award of plan-based compensation to each named executive officer in 2009. All share-based amounts and exercise prices reflect the adjustments giving effect to the Cable Separation, the Reverse Stock Split and the AOL Separation.

GRANTS OF PLAN-BASED AWARDS DURING 2009

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (4)	Grant Date Fair Value of Stock and Option Awards (5)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Jeffrey L. Bewkes	N/A	N/A	—	$8,500,000	—
	2/20/2009	2/18/2009				48,143	96,285	192,570				$1,578,000
	2/20/2009	1/28/2009							96,285			$1,470,000
	2/20/2009	1/28/2009								673,997	$15.27	$2,388,000

John K. Martin, Jr.	N/A	N/A	—	$2,000,000	—
	2/20/2009	2/18/2009				20,653	41,305	82,610				$676,962
	2/20/2009	1/28/2009							41,305			$630,630
	2/20/2009	1/28/2009								192,572	$15.27	$664,000

Paul T. Cappuccio	N/A	N/A	—	$2,000,000	—
	2/20/2009	2/18/2009				12,397	24,793	49,586				$406,335
	2/20/2009	1/28/2009							24,793			$378,525
	2/20/2009	1/28/2009								115,543	$15.27	$398,400

Patricia Fili-Krushel	N/A	N/A	—	$1,700,000	—
	2/20/2009	2/18/2009				9,315	18,630	37,260				$305,343
	2/20/2009	1/28/2009							18,630			$284,445
	2/20/2009	1/28/2009								86,658	$15.27	$300,600

Olaf Olafsson	N/A	N/A		$750,000
	2/20/2009	2/18/2009				10,350	20,700	41,400				$339,270
	2/20/2009	1/28/2009							20,700			$316,050
	2/20/2009	1/28/2009								96,287	$15.27	$332,000

(1)	Reflects the target payout amounts of non-equity incentive plan awards payable under the Annual Incentive Plan for service in 2009. The target payout amount for each named executive officer reflects the target amount set forth in the named executive officer’s employment agreement. See the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the non-equity incentive plan awards actually earned by the named executive officers in 2009 and paid out in early 2010. The Compensation Committee has established criteria to assist it in determining the non-equity incentive plan awards for each of the named executive officers and the Annual Incentive Plan includes a formula for the purpose of calculating the maximum bonus amounts that can be paid to executives who are subject to Section 162(m) of the Internal Revenue Code and deducted for income tax purposes. However, there are no threshold payout amounts specified under the Company’s non-equity incentive plans and, because the Compensation Committee can, in its discretion, choose to pay amounts outside of the Annual Incentive Plan, which are greater than what is deductible for tax purposes, there also are no maximum payout amounts. See “Compensation Discussion and Analysis — 2009 Annual Bonuses” for a description of the material terms of the non-equity incentive plan awards under the Annual Incentive Plan.

(2)

Reflects the number of shares of Common Stock that may be earned upon vesting of PSUs granted in 2009, assuming the achievement of threshold, target and maximum performance levels (i.e., 50%, 100% and 200%, respectively, of the target PSUs) at the end of the applicable performance period. The threshold performance level resulting in the minimum payout of 50% of the target PSUs assumes that the Company’s TSR (as discussed below) is below the 25th percentile level but the minimum performance level for Adjusted EPS growth (as discussed below) has been met.

(3)	Reflects awards of RSUs.

(4)	The exercise price for the awards of stock options was determined based on the closing price of the Common Stock on the NYSE Composite Tape on the date of grant. The exercise price was subsequently adjusted for the Cable Separation, the Reverse Stock Split and the AOL Separation.

(5)	The grant date fair value of each PSU award was estimated using a Monte Carlo analysis to estimate the total stockholder return ranking of the Company among the S&P 500 Index companies over the performance period and also assumes that the performance condition has been met. See footnote (3) to the Summary Compensation Table for Fiscal Year 2009 for additional information regarding the determination of grant date fair value of PSUs.

Material Terms of Equity Awards

The awards in 2009 of stock options, RSUs and PSUs were made under the Time Warner Inc. 2006 Stock Incentive Plan.

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The stock options granted in 2009 become exercisable, or vest, in installments of 25% over a four-year period, assuming continued employment, and expire 10 years from the grant date. The stock options are subject to accelerated vesting upon the occurrence of certain events such as the grantee’s retirement, death or disability. The exercise price of the stock options cannot be less than the fair market value of the Common Stock on the date of grant. In addition, holders of the stock options do not receive dividends or dividend equivalents or have any voting rights with respect to the shares of Common Stock underlying the stock options.

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The awards of RSUs granted in 2009 vest in equal installments on each of the third and fourth anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events such as the grantee’s retirement, death or disability. Holders of the RSUs are entitled to receive cash dividend equivalents on unvested RSUs, if and when regular cash dividends are paid on outstanding shares of Common Stock and at the same rate. The awards of RSUs confer no voting rights on holders and are subject to restrictions on transfer and forfeiture prior to vesting.

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The awards of PSUs granted in 2009 vest on the third anniversary of the date of grant, assuming continued employment and the achievement of specified performance criteria. The PSUs have a performance measure of total stockholder return (also referred to as TSR) of the Common Stock relative to the common stock of the companies in the S&P 500 Index and the Company’s growth in Adjusted EPS, as reported by Bloomberg, relative to the Adjusted EPS of companies in the S&P 500 Index, over a three-year period beginning on January 1, 2009. The PSUs will be paid out in shares of Common Stock in amounts ranging from 0% to 200% of the target amounts awarded to the holders, based on the performance achieved. The TSR will determine the payout if it is at least at the 50th percentile. If the TSR is less than the 50th percentile and the Company’s Adjusted EPS growth is at least at the 50th percentile, then the payout will be the equal to the average of target and the payout based on the TSR percentile; and if both the TSR and the Adjusted EPS growth are less than the 50th percentile, then the TSR percentile will determine the payout. Beginning with PSUs granted in 2010, holders of such PSUs will be entitled to receive, at the time shares are paid out following vesting after the performance period, dividend equivalents on the shares ultimately earned with respect to the PSU award, based on the regular quarterly cash dividends paid on the Common Stock while the PSUs are outstanding. With respect to any special dividends or distributions, the Board may determine whether holders of the PSUs will participate in any such special dividends or distributions or if the target number of PSUs should be adjusted. The PSUs confer no voting rights on holders.

See “Potential Payments Upon Termination of Employment or Change in Control” for additional information regarding the treatment of the equity awards granted to the named executive officers following any termination of their employment or a change in control of the Company.

Outstanding Equity Awards

All share-based amounts and exercise prices below have been adjusted to reflect the Cable Separation, the Reverse Stock Split and the AOL Separation.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

	Option Awards (1)					Stock Awards
Name	Date of Option Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3)
Jeffrey L. Bewkes						232,765	$6,782,772	433,280	$12,625,779
	3/15/2000	180,536	—	$120.04	3/14/2010
	1/18/2001	481,427	—	$101.70	1/17/2011
	2/27/2001	601,784	—	$94.12	2/26/2011
	2/15/2002	240,714	—	$55.36	2/14/2012
	7/18/2002	72,215	—	$25.89	7/17/2012
	2/14/2003	216,642	—	$21.43	2/13/2013
	2/13/2004	204,607	—	$35.89	2/12/2014
	2/18/2005	252,750	—	$37.32	2/17/2015
	3/3/2006	216,645	72,212	$36.14	3/2/2016
	3/2/2007	109,552	109,546	$41.48	3/1/2017
	12/17/2007	228,680	228,675	$34.65	12/16/2017
	3/7/2008	180,536	541,604	$30.99	3/6/2018
	2/20/2009	—	673,997	$15.27	2/19/2009

John K. Martin, Jr.						104,053	$3,032,104	138,358	$4,031,752
	2/5/2002	33,701	—	$50.64	2/4/2012
	2/14/2003	14,443	—	$21.43	2/13/2013
	2/13/2004	31,293	—	$35.89	2/12/2014
	2/18/2005	23,591	—	$37.32	2/17/2015
	3/3/2006	25,785	8,589	$36.14	3/2/2016
	6/21/2006	10,836	3,607	$35.79	6/20/2016
	1/2/2008	9,786	29,355	$34.08	1/1/2018
	3/7/2008	28,826	86,477	$30.99	3/6/2018
	2/20/2009	—	192,572	$15.27	2/19/2009

	Option Awards (1)					Stock Awards
Name	Date of Option Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3)

Paul T. Cappuccio						133,195	$3,881,302	82,994	$2,418,445
	9/1/2000	361,070	—	$119.19	9/1/2010
	1/18/2001	385,142	—	$101.70	1/17/2011
	2/15/2002	144,429	—	$55.36	2/14/2012
	2/14/2003	67,401	—	$21.43	2/13/2013
	2/13/2004	48,144	—	$35.89	2/12/2014
	2/18/2005	74,622	—	$37.32	2/17/2015
	3/3/2006	61,566	20,518	$36.14	3/2/2016
	3/2/2007	27,130	27,128	$41.48	3/1/2017
	3/7/2008	17,296	51,886	$30.99	3/6/2018
	2/20/2009	—	115,543	$15.27	2/19/2019

Patricia Fili-Krushel						54,700	$1,593,958	62,390	$1,818,045
	7/19/2001	192,572	—	$90.84	7/18/2011
	2/15/2002	144,429	—	$55.36	2/14/2012
	2/14/2003	50,551	—	$21.43	2/13/2013
	2/13/2004	48,144	—	$35.89	2/12/2014
	2/18/2005	55,365	—	$37.32	2/17/2015
	3/3/2006	45,678	15,223	$36.14	3/2/2016
	3/2/2007	20,198	20,195	$41.48	3/1/2017
	3/7/2008	12,976	38,922	$30.99	3/6/2018
	2/20/2009	—	86,658	$15.27	2/19/2019

Olaf Olafsson						56,770	$1,654,278	66,530	$1,938,684
	3/15/2000	36,108	—	$120.04	3/14/2010
	3/15/2000	14,443	—	$120.04	3/14/2010
	1/18/2001	72,215	—	$101.70	1/17/2011
	4/6/2001	1,071	—	$80.10	4/5/2011
	2/17/2003	50,551	—	$21.43	2/16/2013
	2/13/2004	48,144	—	$35.89	2/12/2014
	2/18/2005	55,365	—	$37.32	2/17/2015
	3/3/2006	45,678	15,223	$36.14	3/2/2016
	3/2/2007	20,198	20,195	$41.48	3/1/2017
	3/7/2008	12,976	38,922	$30.99	3/6/2018
	2/20/2009	—	96,287	$15.27	2/19/2019

(1)	The dates of grant of each named executive officer’s stock options outstanding as of December 31, 2009 are set forth in the table, and the vesting dates for each award can be determined based on the vesting schedules described in this footnote. Except for the stock options granted on March 15, 2000, the stock option awards become exercisable in installments of 25% on each of the first four anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events. The stock options granted on March 15, 2000 vested in installments of one-third on each of the first three anniversaries of the date of grant.

(2)

This column presents the number of shares of Common Stock as of December 31, 2009 represented by (i) unvested RSU awards and (ii) PSU awards that are no longer subject to performance criteria but have not yet vested. The number of PSUs that have not vested is based on a payout of 68.9% of the target number of PSUs based on the Company’s achievement of 34.5th percentile TSR relative to the TSR of other companies in the S&P 500 Index for the 2007-2009 performance period. The RSU awards vest equally on each of the third and fourth anniversaries of the date of grant and the PSU awards vest on the third anniversary of the date of grant, in each case, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events. The vesting dates for these unvested RSU awards and PSU awards that are no longer subject to performance criteria are as follows:

Name	Number of RSUs That Have Not Vested	Number of PSUs That Have Not Vested	Date of Grant	Vesting Dates
Jeffrey L. Bewkes	48,143		3/3/2006	3/3/2010
		34,563	3/2/2007	3/2/2010
	53,774		3/2/2007	3/2/2010 and 3/2/2011
	96,285		2/20/2009	2/20/2012 and 2/20/2013

John K. Martin, Jr.	3,192		3/3/2006	3/3/2010
	31,682		1/2/2008	1/2/2011 and 1/2/2012
	27,874		3/7/2008	3/7/2011 and 3/7/2012
	41,305		2/20/2009	2/20/2012 and 2/20/2013

Paul T. Cappuccio	9,628		3/3/2006	3/3/2010
	60,178		10/25/2006	10/25/2010
		8,558	3/2/2007	3/2/2010
	13,334		3/2/2007	3/2/2010 and 3/2/2011
	16,704		3/7/2008	3/7/2011 and 3/7/2012
	24,793		2/20/2009	2/20/2012 and 2/20/2013

Patricia Fili-Krushel	7,221		3/3/2006	3/3/2010
		6,368	3/2/2007	3/2/2010
	9,916		3/2/2007	3/2/2010 and 3/2/2011
	12,565		3/7/2008	3/7/2011 and 3/7/2012
	18,630		2/20/2009	2/20/2012 and 2/20/2013

Olaf Olafsson	7,221		3/3/2006	3/3/2010
		6,368	3/2/2007	3/2/2010
	9,916		3/2/2007	3/2/2010 and 3/2/2011
	12,565		3/7/2008	3/7/2011 and 3/7/2012
	20,700		2/20/2009	2/20/2012 and 2/20/2013

(3)	Calculated using the NYSE Composite Tape closing price of $29.14 per share of Common Stock on December 31, 2009.

(4)

This column presents the number of shares of Common Stock represented by PSU awards granted in 2008 and 2009, which remain subject to performance criteria and have not vested as of December 31, 2009. In accordance with SEC guidance, the shares are presented assuming that the applicable performance period ended on December 31, 2009 and the maximum performance level had been achieved. If the performance period had ended on December 31, 2009, the performance level achieved would have been above target but below the maximum performance level with respect to the PSU awards granted in 2008 and 2009 (120.9% and 137.1% of the target number of PSUs, respectively). The number of shares represented by these PSUs (based on the achievement of the maximum performance level) and their respective grant dates, performance periods and vesting dates are as follows. The actual value, if any, that is realized by a named executive officer from vested PSUs will depend on the performance level achieved by the Company during the applicable performance period.

Name	Number of PSUs That Have Not Vested	Date of Grant	Performance Period	Vesting Dates
Jeffrey L. Bewkes	240,710	1/1/2008	1/1/2008 to 12/31/2012	2/15/2013
	192,570	2/20/2009	1/1/2009 to 12/31/2011	2/20/2012

John K. Martin, Jr.	55,748	3/7/2008	1/1/2008 to 12/31/2010	3/7/2011
	82,610	2/20/2009	1/1/2009 to 12/31/2011	2/20/2012

Paul T. Cappuccio	33,408	3/7/2008	1/1/2008 to 12/31/2010	3/7/2011
	49,586	2/20/2009	1/1/2009 to 12/31/2011	2/20/2012

Patricia Fili-Krushel	25,130	3/7/2008	1/1/2008 to 12/31/2010	3/7/2011
	37,260	2/20/2009	1/1/2009 to 12/31/2011	2/20/2012

Olaf Olafsson	25,130	3/7/2008	1/1/2008 to 12/31/2010	3/7/2011
	41,400	2/20/2009	1/1/2009 to 12/31/2011	2/20/2012

Option Exercises and Stock Vesting

The following table sets forth as to each of the named executive officers information regarding the vesting of RSU awards during 2009, including: (i) the number of shares of Common Stock received from the vesting of awards of RSUs during 2009; and (ii) the aggregate dollar value realized upon the vesting of such RSUs. No performance stock units held by the named executive officers vested during 2009. None of the named executive officers exercised any stock options during 2009.

OPTION EXERCISES AND STOCK VESTED DURING 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)(2)	Value Realized on Vesting (3)
Jeffrey L. Bewkes	—	—	58,333	$1,319,500
John K. Martin, Jr	—	—	4,349	$98,952
Paul T. Cappuccio	—	—	69,385	$2,027,510
Patricia Fili-Krushel	—	—	10,000	$227,700
Olaf Olafsson	—	—	10,000	$227,700

(1)	The RSU awards that vested in 2009 reflect the vesting of the second 50% installment of the RSUs awarded to the named executive officers on February 18, 2005 and the first 50% installment of the RSUs awarded to the named executive officers on March 3, 2006. With respect to Mr. Cappuccio only, the RSU awards that vested in 2009 also include the first 50% installment of the RSUs awarded to Mr. Cappuccio on October 25, 2006.

(2)	The number of shares acquired on vesting has been adjusted to reflect the Reverse Stock Split. The RSUs that vested in February and March 2009 were not adjusted for the Cable Separation or the AOL Separation because they were not outstanding as RSUs at the time of the respective spin-offs. In addition, Mr. Cappuccio’s RSUs that vested on October 25, 2009 were adjusted, as provided in the Company’s equity plans, to reflect the Cable Separation, but not the AOL Separation. The number of shares acquired on vesting, after giving effect to such adjustments, net of shares withheld for taxes, was: 30,450 shares to Mr. Bewkes, 2,269 shares to Mr. Martin, 34,157 shares to Mr. Cappuccio, 5,220 shares to Ms. Fili-Krushel and 6,220 shares to Mr. Olafsson.

(3)	The value realized on vesting of the RSU awards was calculated based on the closing sale price of Common Stock on the NYSE Composite Tape on the vesting date, which was $7.94 per share with respect to the February 18, 2009 vesting date ($23.82, as adjusted to reflect the Reverse Stock Split) and $7.24 per share with respect to the March 3, 2009 vesting date ($21.72, as adjusted to reflect the Reverse Stock Split). Because the October 25, 2009 vesting date occurred on a Sunday, the value realized on vesting of Mr. Cappuccio’s RSU awards was calculated based on the average of the closing sale prices of Common Stock on the NYSE Composite Tape on October 23, 2009 and October 26, 2009, which was $30.76 per share.

Pension Plans

Eligibility Requirements and Benefits under the Pension Plans

The Time Warner Employees’ Pension Plan, as amended (the “Old Pension Plan”), which provides benefits to eligible employees (including executive officers) of the Company and certain of its subsidiaries, was amended effective as of January 1, 2000, as described below, and was assumed by the Company in connection with the AOL-Historic TW Merger and has since been renamed the Time

Warner Pension Plan (the “2000 Amended Pension Plan”). The 2000 Amended Pension Plan was further amended, effective July 1, 2008 (the “2008 Amended Pension Plan” and, together with the Old Pension Plan and the 2000 Amended Pension Plan, the “Pension Plans”). Because of certain grandfathering provisions, the benefit of participants with a minimum of 10 years of benefit service whose age and years of benefit service equaled or exceeded 65 years as of January 1, 2000, including Mr. Bewkes, will be determined under the provisions of the Old Pension Plan, the 2000 Amended Pension Plan or the 2008 Amended Pension Plan, whichever produces the greatest benefit. Directors who are not also employees of the Company are not eligible to participate in the Pension Plans.

The table below summarizes the formula for the benefit payable following normal retirement and early retirement under the Pension Plans:

	Old Pension Plan	2000 Amended Pension Plan	2008 Amended Pension Plan
Normal Retirement Age	Amounts accrued payable generally at 65 years of age with five years of service.

Vesting	Eligible employees of the Company become vested in all benefits under the Pension Plans on the earlier of five years of service or certain other events.

Formula for benefits payable at normal retirement age

Benefit is calculated based on a formula that expresses the participant’s benefit as a lifetime monthly annuity.

The monthly annuity would be equal to the sum of: (i) 1 2/3% of the participant’s “average annual compensation” for each year of service up to 30 years and (ii) 1/2 % for each year of service over 30 years, and divided by 12. Annual pension benefits under the Old Pension Plan are reduced by a Social Security offset determined by a formula that takes into account benefit service of up to 35 years, covered compensation up to the average Social Security wage base and a disparity factor based on the age at which Social Security benefits are payable.

Benefit earned by a participant before July 1, 2008 is calculated based on a formula that expresses the participant’s benefit as a lifetime monthly annuity.

The monthly annuity would be equal to the sum of: (i) 1.25% of the participant’s “average annual compensation” up to his or her applicable average Social Security wage base and (ii) 1.67% of the participant’s “average annual compensation” above such average Social Security wage base, multiplied by his or her years of benefit service up to 30 years, and divided by 12.

Benefit earned by a participant on or after July 1, 2008 is calculated based on a formula that expresses the participant’s benefit as a fixed lump-sum amount.

The lump-sum benefit would be equal to the sum of: (i) 10% of the participant’s “average annual compensation” up to his or her applicable average Social Security wage base and (ii) 13% of the participant’s “average annual compensation” above such average Social Security wage base, multiplied by his or her years of benefit service up to 30 years.

Effective July 1, 2008, when a participant retires at normal retirement age, the participant will receive the greater of (i) the benefit calculated by applying the prior formula to his or her benefit service through June 30, 2008 and the new formula after that date, and (ii) the benefit calculated by applying the new formula to his or her entire benefit service.

	Old Pension Plan	2000 Amended Pension Plan	2008 Amended Pension Plan

Calculation of “average annual compensation” under the Pension Plans	Defined as the highest average annual compensation for any five consecutive full and partial calendar years of employment, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program.	Defined as the highest average annual compensation for any five consecutive full calendar years of employment, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program.

Early Retirement	Employees of the Company who are at least 60 years old and have completed at least 10 years of service may elect early retirement and receive the full amount of their annual pension (calculated as described above).	Employees of the Company who are at least 62 years old and have completed at least 10 years of service may elect early retirement and receive the full amount of their annual pension (calculated as described above).

Early Retirement Supplement	An early retirement supplement is payable to an employee terminating employment at age 55 and before age 60, after 20 years of service, equal to the actuarial equivalent of such person’s accrued benefit, or, if greater, an annual amount equal to the lesser of 35% of such person’s average annual compensation determined under the Old Pension Plan or such person’s accrued benefit at age 60 plus Social Security benefits at age 65. The supplement ceases when the regular pension commences at age 60.	Not applicable.	Not applicable.

As of March 31, 2010, Mr. Bewkes was eligible to elect early retirement under the Old Pension Plan, the 2000 Amended Pension Plan or the 2008 Amended Pension Plan.

Under the 2008 Amended Pension Plan, employees of the Company will receive an enhancement to the new formula based on their age and/or period of service. In accordance with this plan, each of the named executive officers qualifies for transition enhancement of pension benefits as described below:

•

Because the sum of age and years of service with the Company for Mr. Bewkes equaled 65 or more as of July 1, 2008, he qualifies for a transition enhancement of (i) 13% of his “average annual compensation” (as described above) up to his applicable average Social Security wage base and (ii) 16% of his “average annual compensation” above such average Social Security wage base, multiplied by his years of benefit service up to 30 years.

•

Because the sum of age and years of service with the Company for each of Messrs. Martin, Cappuccio and Olafsson and Ms. Fili-Krushel equaled 50 or more as of July 1, 2008, each such executive officer qualifies for a transition enhancement of (i) 12% of his or her “average annual compensation” (as described above) up to his or her applicable average Social Security wage base and (ii) 15% of the participant’s average annual compensation above such average Social Security wage base, multiplied by his or her years of benefit service up to 30 years.

Benefit service under the 2008 Amended Pension Plan is generally capped at 30 years. With the transition to the new formula under the 2008 Amended Pension Plan, participants who have accrued more than 20 years of benefit service as of June 30, 2008, may receive credit for each additional year of benefit service on or after July 1, 2008 (up to a maximum of 10 additional years) under the new formula. This provision would apply only if a participant who retires at normal retirement age would receive pension benefits under the 2008 Amended Pension Plan, calculated by applying the formula under the 2000 Amended Pension Plan to his or her benefit service through June 30, 2008, and the new formula under the 2008 Amended Pension Plan after that date. Among the named executive officers, only Mr. Bewkes is eligible to receive such years of credited service above the 30-year cap under this provision.

Eligibility Requirements and Benefits under the Excess Benefit Plan

Federal law limits both the amount of compensation that is eligible for the calculation of benefits and the amount of benefits derived from employer contributions that may be paid to participants under the Pension Plans. However, as permitted by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Company has adopted the Time Warner Excess Benefit Pension Plan (the “Excess Benefit Plan”). The Excess Benefit Plan provides for payments by the Company of certain amounts that eligible employees of the Company would have received under the Pension Plans if eligible compensation (including any deferred bonuses) were limited to $250,000 in 1994 (increased 5% per year thereafter to a maximum of $350,000) and there were no payment restrictions. Each of the named executive officers participates in both the Pension Plans and the Excess Benefit Plan. With respect to Mr. Bewkes, his pension benefits will be determined under the provisions of the Old Pension Plan, the 2000 Amended Pension Plan and the 2008 Amended Pension Plan, whichever produces the greatest benefit.

The formula used to calculate the participant’s benefit under the 2008 Amended Pension Plan will also apply to the Excess Benefit Plan. Effective May 1, 2008, any distribution from the Excess Benefit Plan will be paid generally on the first day of the month following six calendar months after the participant separates from service, subject to the requirements of Section 409A of the Internal Revenue Code.

Form of Benefit Payment

The benefits under the Pension Plans are payable as (i) a single life annuity, (ii) a 50%, 75% or 100% joint and survivor annuity, (iii) a life annuity that is guaranteed for 10 years or (iv) a lump sum, provided that spousal consent is required with respect to the election of payment forms under (i), (iii) and (iv). The participant may elect the form of benefit payment at the time of retirement. In the case of a single life annuity, the amount of the annuity is based on the formulas described above for the Pension Plans. In the case of a joint and survivor annuity, the amount of the annuity is based on the single life annuity amount but is reduced to take into account (i) the ages of the participant and the beneficiary at the time the annuity payments begin and (ii) the percentage of the monthly benefit that the beneficiary would receive as elected by the participant. In the case of a life annuity that is guaranteed for 10 years, the amount of the annuity is based on the single life annuity amount but is reduced to take into account the 10-year guaranteed period.

The benefits under the Excess Benefit Plan are payable only as a lump sum, unless the participant elected to receive monthly installments over 10 years by the applicable deadline.

Pension Benefits Table

Set forth in the table below is each named executive officer’s years of credited service and the present value of his or her accumulated benefit under each of the pension plans pursuant to which he or she would be entitled to a retirement benefit, in each case, computed as of December 31, 2009, which is the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements for the year ended December 31, 2009.

PENSION BENEFITS FOR FISCAL YEAR 2009

Name	Plan Name (1)	Number of Years of Credited Service (2)	Present Value of Accumulated Benefit (3)	Payments During 2009
Jeffrey L. Bewkes	Time Warner Pension Plan	29.8	$1,129,700	—
	Time Warner Excess Benefit Pension Plan	29.8	$678,820	—
John K. Martin, Jr.	Time Warner Pension Plan	12.6	$123,560	—
	Time Warner Excess Benefit Pension Plan	12.6	$89,340	—
Paul T. Cappuccio	Time Warner Pension Plan	8.9	$122,950	—
	Time Warner Excess Benefit Pension Plan	8.9	$87,450	—
Patricia Fili-Krushel	Time Warner Pension Plan	8.5	$188,730	—
	Time Warner Excess Benefit Pension Plan	8.5	$131,840	—
Olaf Olafsson	Time Warner Pension Plan	10.2	$130,820	—
	Time Warner Excess Benefit Pension Plan	10.2	$93,510	—

(1)	“Time Warner Pension Plan” refers to the Pension Plans (as defined above).

(2)	Consists of the number of years of service credited to the named executive officers as of December 31, 2009 for the purpose of determining benefit service under the applicable pension plan.

(3)

Under certain grandfathering provisions under the Time Warner Pension Plan, because Mr. Bewkes had more than 10 years of benefit service and the sum of his age and years of benefit service exceeded 65 years as of January 1, 2000, his pension benefit will be determined under the provisions of the Old Pension Plan, the 2000 Amended Pension Plan or the 2008 Amended Pension Plan, whichever produces the greatest benefit. The amounts shown in the table for Mr. Bewkes reflect the estimated annual benefits payable under the Old Pension Plan, which are greater than the estimated annual benefits payable under either the 2000 Amended Pension Plan or the 2008 Amended Pension Plan.

Present Value Calculation

The present values of accumulated benefits reflected in the table above were calculated based on the terms of the Pension Plans and the Excess Benefit Plan in effect on December 31, 2009. The present values also reflect the assumptions that (i) the benefits will be payable at the earliest retirement age at which unreduced benefits are payable (which, under the Pension Plans, is at age 65 for Messrs. Martin, Cappuccio and Olafsson and Ms. Fili-Krushel and age 60 for Mr. Bewkes), (ii) the benefits are payable as a lump sum, (iii) the maximum annual covered compensation is $350,000 and (iv) no joint and survivor annuity will be payable (which would, on an actuarial basis, reduce benefits to the employee but provide benefits to a surviving beneficiary). Amounts calculated under the pension formula that exceed ERISA limits would be paid under the Excess Benefit Plan and are included in the present values shown in the table above. The present values of accumulated benefits under the Pension Plans and the Excess Benefit Plan were calculated using a 5.79% discount rate, 5.79% lump sum rate and the RP-2000 Mortality Table. The foregoing assumptions are consistent with the assumptions used in the calculation of the Company’s benefit obligations as of December 31, 2009, as disclosed in Note 11 to the Company’s consolidated financial statements included in the 2009 Form 10-K. The lump sum rate is updated annually in accordance with the provisions under the Pension Plans and the Excess Benefit Plan.

Deferred Compensation

Set forth in the table below is information about: (i) the contributions and earnings, if any, credited to the accounts maintained by certain named executive officers under nonqualified deferred compensation arrangements; (ii) any withdrawals or distributions from the accounts during 2009; and (iii) the account balances on December 31, 2009.

NONQUALIFIED DEFERRED COMPENSATION

FOR FISCAL YEAR 2009

Name	Deferred Compensation Arrangement	Executive Contributions in 2009 (1)	Registrant Contributions in 2009	Aggregate Earnings (Loss) in 2009 (1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2009
Jeffrey L. Bewkes (2)	Time Warner Inc. Deferred Compensation Plan	—	—	$226,703	—	$806,352
	Individual Deferred Account	—	—	$(319)	—	$3,075,431

John K. Martin, Jr.	—	—	—	$—	—	$—

Paul T. Cappuccio	—	—	—	$—	—	$—

Patricia Fili-Krushel (3)	Time Warner Inc. Deferred Compensation Plan	—	—	$(13,896)	$2,625,848	$2,016,137

Olaf Olafsson	—	—	—	$—	—	$—

(1)	None of the amounts reported in these columns is required to be reported as compensation in the Summary Compensation Table for Fiscal Year 2009. No named executive officer elected to defer any portion of his or her 2009 compensation.

(2)	No amount reported in the Aggregate Balance at December 31, 2009 column was reported as compensation to Mr. Bewkes in the Company’s Summary Compensation Table for prior years because he was not a named executive officer at the times he made the contributions under the nonqualified deferred compensation arrangements.

(3)	The amount reported in the Aggregate Balance at December 31, 2009 column for Ms. Fili-Krushel includes: (i) $1,025,000 that was reported as compensation for 2007 in the Summary Compensation Table in the 2008 Proxy Statement of the Company and (ii) $1,000,000 that was reported as compensation for 2008 in the Summary Compensation Table in the 2009 Proxy Statement of the Company.

Time Warner Inc. Deferred Compensation Plan

The Time Warner Inc. Deferred Compensation Plan (the “TW Deferred Compensation Plan”) generally permits employees of the Company whose annual cash compensation exceeds certain dollar thresholds (including each of the named executive officers) to defer receipt of all or a portion of their annual bonus until a specified future date. A participant may choose to defer either a percentage (in multiples of 10%) or a specific dollar amount (in whole dollars) of the annual bonus, provided that the amount to be deferred is at least $5,000. During the deferral period, the participant selects a crediting rate or rates to be applied to the deferred amount from the asset allocation options and core options that are offered as investment vehicles under the Time Warner Savings Plan. Investment crediting rates are the performance rates the participant would earn if the deferred funds were actually invested in one of the third-party investment vehicles. Deferred amounts are credited with earnings or losses based on the performance of the applicable investment crediting rates. The participant may change his or her crediting rate selection once during any fiscal quarter through a third-party administrator’s website or by phone.

A participant may choose to receive either (i) an “in-service distribution” in the form of a lump sum during a specified calendar year that is at least three years from the year the deferred compensation would have been payable or (ii) a “termination distribution” (subject to the restrictions of Section 409A of the Internal Revenue Code), in the form of a lump sum or two to ten annual installments commencing in the year following the participant’s termination of employment with the Company.

An in-service distribution may be re-deferred to a later in-service distribution year or to a termination distribution, subject to plan limits on such re-deferrals and timing restrictions on electing them. A participant may elect an early withdrawal, subject to a 10% penalty, only with respect to deferred amounts that are not subject to the restrictions of Section 409A of the Internal Revenue Code.

With respect to payments not subject to Section 409A, “termination” refers to the last day of the period during which a former employee is entitled to receive post-termination severance payments. With respect to payments subject to Section 409A, “termination” refers to an employee’s separation from service with the Company. Any payments upon termination of employment other than in cases of death or disability that are not subject to Section 409A, shall, unless the participant has elected otherwise, be distributed in 10 annual installments beginning as soon as practicable on or after April 1 of the year following such termination, unless the amount is less than $50,000, in which case the amount will be paid in a lump sum. Any payments upon such termination that are subject to Section 409A, shall, unless the participant has elected otherwise, be distributed in 10 annual installments beginning as soon as practicable on or after April 1 of the year following such termination, unless the amount (together with any amounts deferred under any other non-qualified compensation plan that is aggregated with the TW Deferred Compensation Plan) is not greater than the applicable dollar limit provided in Section 402(g)(1)(B) of the Internal Revenue Code ($16,500 in 2009), in which case the amount will be paid in a lump sum (but, in either case, no sooner than six months after termination in the case of an employee who is determined to be a specified employee under Section 409A as one of the 50 most highly compensated officers of the Company). In the event of the disability of a participant, payments commence in April following the year the disability occurred and will be made on the same payment schedules as those described above regarding payments upon termination, except that any installment payments will be made over a period of five years instead of 10. In the event of the death of a participant, payments in the form of a lump sum will be made to the participant’s named beneficiary or estate as soon as practicable following receipt by the Company of proof of death.

Individual Deferred Compensation Accounts

Prior to 2001, while Mr. Bewkes was an executive officer of Home Box Office, pursuant to his employment agreement then in place, payments of deferred compensation for Mr. Bewkes were made to separate, non-current individual deferred compensation accounts maintained in a grantor trust or comparable amounts were credited under the TW Deferred Compensation Plan. The individual accounts maintained in the grantor trust are invested in certain eligible securities by a third-party investment advisor designated by the trustee (subject to approval by Mr. Bewkes). The accrued amount for Mr. Bewkes will be paid to him bi-weekly for a period of 10 years (or such shorter period as he may elect) following his termination of employment. Beginning January 2001, the Company discontinued making these contributions, but existing individual accounts in the grantor trust continue to be invested and the amounts credited to the TW Deferred Compensation Plan continue to track the crediting rate selections. There is no guaranteed rate of return on accounts maintained under either of these deferred compensation arrangements. Earnings on the individual accounts are based on the earnings of the actual investments selected by the investment advisor, adjusted for taxes on realized income computed as if each account were a stand-alone corporation conducting 40% of its business in New York City. Each individual account is reduced by such taxes on a net operating profit basis or credited with a tax benefit in the event the account sustains a net operating loss.

Employment Agreements

The Company has entered into employment agreements with each of the named executive officers, and the material terms of the employment agreements are described below. See “Potential Payments Upon Termination of Employment or Change in Control” for a description of the payments and benefits that would be provided to the named executive officers in connection with a termination of their employment or a change in control of the Company, as well as certain restrictive covenants under the employment agreements relating to non-disclosure of the Company’s confidential matters, limitations on hiring of certain Company employees following a termination of employment and non-competition with the Company.

The references to “as adjusted” below with respect to equity awards refer to adjustments due to the Cable Separation, the Reverse Stock Split and the AOL Separation.

Jeffrey L. Bewkes.    On December 11, 2007, the Company entered into an amended and restated employment agreement with Mr. Bewkes, which became effective on January 1, 2008 in all respects other than with respect to an award of stock options for which the agreement became effective upon execution. The agreement, pursuant to which Mr. Bewkes serves as Chief Executive Officer of the Company, has a base term through December 31, 2012. The agreement also contains certain provisions that would apply depending on whether Mr. Bewkes were elected to serve as Chairman of the Board during the term of his employment. Mr. Bewkes’ employment agreement provides for a minimum annual salary of $1.75 million (to be increased to not less than $2.0 million if Mr. Bewkes were elected to serve as Chairman of the Board during the term of his employment), a discretionary cash bonus with a target amount of $8.5 million, long-term incentive compensation with an annualized target value of $8.5 million through a combination of stock options, RSUs, PSUs or other components as determined by the Compensation Committee (except that his 2008 long-term incentive compensation was required to be in the form of options to purchase a maximum of 1.5 million shares of Common Stock, or 722,140 shares, as adjusted), and participation in other Company benefit plans, including $50,000 of group term life insurance. In December 2008, the Board elected Mr. Bewkes to serve as the Company’s Chairman of the Board, effective January 1, 2009, and, pursuant to his employment agreement, Mr. Bewkes was entitled to receive an increase in his minimum annual salary to $2.0 million. At that time, due to Mr. Bewkes’ recognition of the current economic downturn and its impact on the Company’s businesses, Mr. Bewkes declined the increase in his base salary and continued to receive his annual salary of $1.75 million in 2009. In January 2010, the Compensation Committee approved the increase of Mr. Bewkes’ annual salary to $2.0 million, as well as an increase in the target amount of his annual cash bonus and his annual long-term incentive compensation to $10.0 million each.

Mr. Bewkes’ amended and restated employment agreement also provides for a cash payment equal to the premium for coverage under a GUL insurance program made available by the Company in an amount equal to twice Mr. Bewkes’ salary, minus $50,000. The agreement also confirms the obligation under Mr. Bewkes’ prior employment agreements to provide Mr. Bewkes with life insurance benefits in the amount of $4.0 million through a split-dollar life insurance policy, under which the Company recovers an amount equal to the net after-tax cost of the premiums paid by the Company or the policy’s cash surrender value. The split-dollar life insurance policy for Mr. Bewkes has a benefit amount of $4.1 million.

In connection with the entry into the amended and restated employment agreement, Mr. Bewkes was awarded options to purchase 457,355 shares of Common Stock (as adjusted) on December 17, 2007 and 120,355 target PSUs (as adjusted) on January 1, 2008. These upfront grants do not provide for accelerated vesting upon Mr. Bewkes’ retirement or in the event of a termination without cause. Instead, the vesting of the stock options granted on December 17, 2007 will be pro-rated to the effective date of termination or retirement, as applicable, and the performance stock units granted on January 1, 2008 will be paid out pro-rated to, as applicable, the effective date of termination or retirement. The pro-rated payout for his performance stock units will be calculated based on the Company’s best cumulative year-end performance through the year of Mr. Bewkes’ termination or retirement. The other terms of these awards are set forth in separate stock option and performance stock units agreements, the forms of which have been filed with the SEC.

Following a termination without cause or due to material breach by the Company, Mr. Bewkes would have a two-year severance period from the effective date of termination and generally would be treated as an employee of the Company during the severance period. With respect to change-in-control payments, see “Potential Payments Upon Termination of Employment or Change in Control — Change in Control” below for a description of the provision in his employment agreement pursuant to which the Company would make an additional payment to Mr. Bewkes if he becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code and the total value of the payments to Mr. Bewkes that would be considered in determining whether an excise tax is payable exceeds 110% of the safe harbor amount.

John K. Martin, Jr.    On December 20, 2007, the Company entered into an employment agreement with Mr. Martin, which became effective as of January 1, 2008, in connection with Mr. Martin’s appointment as Executive Vice President and Chief Financial Officer of the Company. On December 19, 2008, the Company entered into an amended and restated employment agreement with Mr. Martin, which became effective as of December 1, 2008. The amended and restated employment agreement was entered into primarily to bring the agreement into compliance, as necessary, with Section 409A of the Internal Revenue Code and to revise the provisions regarding change-in-control payments to provide for a “best net” approach (as described below). The amended and restated employment agreement provides for a base term of employment ending on December 31, 2010. The amended and restated agreement provides for a minimum annual salary of $1.0 million, a discretionary cash bonus with a target amount of $2.0 million, long-term incentive compensation with a value of $3.0 million (through a combination of stock options, RSUs, performance shares or other components as determined by the Compensation Committee) and participation in other Company benefit plans, including $50,000 of group term life insurance. In addition, the agreement provides for a cash payment equal to two times the premium for coverage under a GUL insurance program made available by the Company in an amount equal to $3.0 million. In connection with the execution of Mr. Martin’s prior employment agreement, Mr. Martin was awarded options to purchase 39,141 shares of Common Stock (as adjusted) and 31,682 RSUs (as adjusted) in January 2008, the terms of which awards are set forth in separate stock option and RSU agreements. These awards were made to Mr. Martin in recognition of the equity awards that were cancelled or forfeited in connection with leaving his previous employer, Time Warner Cable.

Following a termination without cause or due to material breach by the Company, Mr. Martin would have a severance period ending on the date that is the later of December 31, 2010 and two years after the effective date of termination. During his severance period, Mr. Martin generally would be treated as an employee of the Company. With respect to change-in-control payments, the amended and restated employment agreement provides that if any amounts or benefits payable to Mr. Martin under his employment agreement constitute a “parachute payment” under Section 280G of the Internal Revenue Code and would exceed the safe harbor amount under Section 280G, then the amounts constituting “parachute payments” would be either reduced to equal the safe harbor amount or provided to Mr. Martin in full, whichever would result in receipt by Mr. Martin of the greater amount on a net after-tax basis.

Paul T. Cappuccio.    The Company entered into an amended and restated employment agreement with Mr. Cappuccio effective July 1, 2008. The amended and restated employment agreement was entered into primarily to bring the agreement into compliance, as necessary, with Section 409A of the Internal Revenue Code and to revise the provisions regarding change-in-control payments to provide for a “best net” approach (as described above under the summary of Mr. Martin’s employment agreement). The base term of Mr. Cappuccio’s previous employment agreement ended on June 30, 2005 by its terms, and the amended and restated employment agreement continues his employment on a month-to-month basis, subject to termination by either party with 60 days’ notice. The agreement provides for a minimum annual salary of $1.0 million, a discretionary cash bonus with a target amount of 200% of his base salary, long-term incentive compensation with a target annual value of at least $1.8 million (through a combination of stock options, RSUs, performance shares or other components as determined by the Compensation Committee) and participation in other Company benefit plans, including $50,000 of group term life insurance. In addition, the agreement provides for a cash payment equal to two times the premium for coverage under a GUL insurance program made available by the Company in an amount equal to $3.0 million. Following a termination without cause or due to material breach by the Company, Mr. Cappuccio would have a two-year severance period from the effective date of termination and generally would be treated as an employee of the Company during the severance period.

Patricia Fili-Krushel.    The employment agreement with Ms. Fili-Krushel was entered into effective July 1, 2008 and has a base term of employment ending on June 30, 2011. The agreement provides for a minimum annual salary of $850,000, a discretionary cash bonus with a target amount of 200% of her base salary, long-term incentive compensation with a target annual value of $1.35 million (through a combination of stock options, RSUs, performance shares or other components as determined by the Compensation Committee) and participation in other Company benefit plans, including $50,000 of group term life insurance. In addition, the agreement provides for a cash payment equal to two times the premium for coverage under a GUL insurance program made available by the Company in an amount equal to $3.0 million. Following a termination without cause or due to material breach by the Company, Ms. Fili-Krushel would have a two-year severance period from the effective date of termination and generally would be treated as an employee of the Company during the severance period. Ms. Fili-Krushel’s agreement also incorporates provisions similar to those described above for Mr. Martin to comply with Section 409A of the Internal Revenue Code and to provide for a “best net” approach with respect to any parachute payments in the event of a change in control.

Olaf Olafsson.    The employment agreement with Mr. Olafsson was entered into effective August 1, 2008 and has a base term of employment ending on July 31, 2011. The agreement provides for a minimum annual salary of $750,000, a discretionary cash bonus with a target amount of 100% of his base salary, long-term incentive compensation with a target annual value of $1.5 million (through a combination of stock options, RSUs, performance shares or other components as determined by the Compensation Committee) and participation in other Company benefit plans, including $50,000 of group term life insurance. In addition, the agreement provides for a cash payment equal to two times the premium for coverage under a GUL insurance program made available by the Company in an amount equal to $3.0 million. Following a termination without cause or due to material breach by the Company, Mr. Olafsson would have a two-year severance period from the effective date of termination and generally would be treated as an employee of the Company during the severance period. Mr. Olafsson’s agreement also incorporates provisions similar to those described above for Mr. Martin to comply with Section 409A of the Internal Revenue Code and to provide for a “best net” approach with respect to any “parachute payments” in the event of a change in control.

Potential Payments Upon Termination of Employment or Change in Control

The following summaries and tables describe and quantify the estimated dollar value of potential additional payments and other benefits that would be provided to the named executive officers (or, in the case of death, to their respective estates or beneficiaries) under the executive officers’ respective employment agreements and equity agreements and the Company’s compensation plans following a termination of their employment or a change in control of the Company, in each case, assumed to have occurred on December 31, 2009. Unless otherwise specified, the references to “as adjusted” refer to adjustments due to the Cable Separation, the Reverse Stock Split and the AOL Separation.

In determining the benefits payable following each triggering event, the Company has assumed in all cases that the named executive officer does not become employed by a new employer or return to work for the Company or an affiliate. The calculations exclude payments and benefits to the extent they do not discriminate in scope, terms or operation in favor of the named executive officers and are available generally to all of the Company’s salaried employees, including any (i) accrued vacation pay, (ii) balances under the Time Warner Savings Plan, (iii) medical and other group insurance coverage and accrual of benefit service under the Company’s pension plans following disability and (iv) post-retirement medical benefits. The calculations also exclude the executive officers’ plan balances under their respective pension plans and nonqualified deferred compensation plans (including the individual accounts maintained in a grantor trust for Mr. Bewkes), which are provided in the Pension Benefits Table and the Nonqualified Deferred Compensation Table above.

Termination for Cause.    Each of the employment agreements with Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel includes a narrow definition of the “cause” for which the executive officer’s employment may be terminated by the Company. In that event, the executive officer would (i) receive his or her base salary through the effective date of termination, (ii) receive any bonus for any year prior to the year in which such termination occurs that has been determined but not yet paid and (iii) retain any rights pursuant to any insurance or other benefit plans or arrangements of the Company. The employment agreement for Mr. Bewkes also provides that he would retain any rights that he has with respect to amounts credited to his individual trust accounts (as described above under “Compensation — Nonqualified Deferred Compensation”). In the event of a termination for “cause,” the executive officers would not receive any additional payments or other benefits under their respective employment agreements or otherwise, and, thus, this termination scenario is not included in the tables below.

Termination without Cause/Material Breach.    With respect to each of Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel, in the event of a termination of his or her employment without “cause” (as defined in the employment agreement) or the Company’s material breach of his or her employment agreement, the executive officer would receive his or her base salary through the effective date of termination and the following additional payments and benefits:

Pro Rata Average Annual Bonus:    Each executive officer would receive a pro rata portion of his or her “average annual bonus,” generally defined as the average of his or her two largest regular annual bonus amounts received in the most recent five calendar years (with respect to Messrs. Bewkes, Martin and Cappuccio) or three calendar years (with respect to Ms. Fili-Krushel and Mr. Olafsson) through the effective date of his or her termination of employment. Because each of Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel would have served for all of 2009 as of December 31, 2009, the pro rata portion would be equal to 100% of his or her average annual bonus. Each executive officer’s average annual bonus would be paid in a lump sum.

Base Salary and Bonus Continuation:    After the effective date of termination of employment, each executive officer would have a severance period determined pursuant to his or her employment agreement and, without having to perform any services, would receive during his or her applicable severance period: (i) his or her base salary in effect immediately prior to the executive officer’s termination of employment, payable on the Company’s normal payroll payment dates, and (ii) his or her average annual bonus, as described immediately above, payable annually in a lump sum in each year of his or her severance period.

Group Benefits Continuation:    During the severance period, each executive officer would also continue to be eligible to participate in the Company’s group benefit plans, including medical and other group insurance, but would not be eligible to participate in any disability programs, receive any new equity awards under the Company’s stock-based incentive plans or accrue any benefit service or make any deferrals or contributions under the Company’s qualified or nonqualified retirement plans.

Equity Awards:    Under the terms of the employment agreements and equity agreements for Mr. Bewkes and Ms. Fili-Krushel, because each such executive officer was over the age of 55 with 10 years of service with the Company or its affiliates as of December 31, 2009, all of his or her unvested stock options and RSUs would vest, except that only a pro rata portion of the next unvested installment of the stock options for 457,355 shares of Common Stock (as adjusted) granted to Mr. Bewkes on December 17, 2007 would vest on the next anniversary of the date of grant (based on the period of time from the grant date until the end of the applicable severance period). With respect to Messrs. Martin, Cappuccio and Olafsson, all of their unvested stock options and RSUs (other than the 120,355 RSUs, as adjusted, granted to Mr. Cappuccio on October 25, 2006) would continue to vest during their respective severance periods and an additional portion of their RSUs would vest pro rata at the end of their respective severance periods in accordance with the terms of their equity agreements (based on the period of time from the grant date until the end of the applicable severance period). Under the terms of the award agreement for the RSUs granted to Mr. Cappuccio on October 25, 2006, all of these RSUs would vest upon any termination of his employment by the Company without cause.

With respect to PSUs other than the Upfront PSUs (as described below), each executive officer would receive a pro rata portion of the PSUs that would otherwise vest on the vesting date based on the actual performance level achieved for the full performance period (based on the period of time from the grant date until the end of the applicable severance period), plus any retained distributions relating thereto. With respect to the 120,355 target PSUs, as adjusted, granted to Mr. Bewkes on January 1, 2008, having a performance period of 2008-2012 (the “Upfront PSUs”), Mr. Bewkes’ pro rata portion of the Upfront PSUs would be based on the highest performance level achieved for the periods beginning on January 1, 2008 and ending on December 31 occurring thereafter for each year completed during the performance period (including the full year in which the termination of employment occurs), plus any retained distributions relating thereto.

Other Benefits.    The executive officers would also receive certain other payments and benefits, which are described in footnote (4) of the table below.

Mr. Bewkes’ employment agreement requires the Company to provide him with life insurance benefits in the amount of $4.0 million through a split-dollar life insurance policy. Under the employment agreement, the Company is entitled to recover the total amount of premiums paid by the Company or its subsidiaries following Mr. Bewkes’ death, or on the earlier surrender of such policy by Mr. Bewkes. Starting in 2003, the Company discontinued payment of the premiums on the split-dollar life insurance policy. The amounts included in the tables below with respect to this obligation reflect the present value of the total premiums that the Company expects to pay when Mr. Bewkes no longer serves as an executive officer or director of the Company. The calculations take into account the Company’s right to ultimately recover the total amount of premiums paid by the Company or its subsidiaries following Mr. Bewkes’ death, or on the earlier surrender of such policy by Mr. Bewkes, and thus reflect the time value of money with respect to the Company’s premium payments. The calculations also assume that the Company would recommence premium amounts starting at such time that Mr. Bewkes no longer serves as a director or executive officer of the Company and continue the payments until the date of his death (based on the RP-2000 Mortality Table). For the purposes of the calculation in a “termination without cause” scenario with respect to Mr. Bewkes, we have assumed that Mr. Bewkes would no longer serve as a director of the Company following a termination of his employment without cause on December 31, 2009, so that the Company would recommence making premium payments on January 1, 2010. The actual aggregate premium amounts that the Company will pay may differ from the estimated amounts depending on when Mr. Bewkes is no longer an executive officer or director of the Company and the length of his life.

Conditions to Payments and Benefits.    Following a termination of employment without cause, if any of the executive officers were to obtain other employment (other than with a not-for-profit or governmental entity), he or she would continue to receive as severance the salary and bonus payments described above at the same times and in the same amounts. If any of the executive officers were to accept full-time employment with any affiliate of the Company, the salary and bonus payments to such executive officer would immediately cease.

Certain payments following a termination of employment without cause are subject to suspension of payment for six months following the separation from service if required under Section 409A of the Internal Revenue Code. In addition, receipt of the payments and benefits upon a termination without cause is conditioned on the executive officer’s execution of a release of claims against the Company. If the executive officer does not execute a release of claims, he or she would receive a severance payment determined in accordance with the Company’s policies relating to notice and severance.

Retirement.    No named executive officer was eligible for normal retirement pursuant to any applicable retirement plan on December 31, 2009. On December 31, 2009, Mr. Bewkes was eligible to elect early retirement under the Old Pension Plan, the 2000 Amended Pension Plan or the 2008 Amended Pension Plan, whichever provides the greatest benefit. Information regarding the named executive officers’ retirement benefits under the Company’s pension plans is provided in the Pension Benefits Table and the accompanying narrative.

Equity Awards.    For the purposes of equity awards, each of Mr. Bewkes and Ms. Fili-Krushel was retirement-eligible, i.e., at least age 55 with 10 years of service with the Company or its affiliates, on December 31, 2009. Accordingly, all of their unvested stock options and RSUs (but not the 457,355 stock options, as adjusted, granted to Mr. Bewkes on December 17, 2007) would vest upon their retirement, except that the accelerated vesting of the stock options and RSUs held by Mr. Bewkes would occur only at such time he no longer serves on the Board of Directors. With respect to PSUs, the executive officers would receive a pro rata portion of the PSUs that would otherwise vest on the vesting date (based on the period of time from the grant date until the date of retirement).

Other Benefits.    See above under “Termination without Cause/Material Breach — Other Benefits” for a description of the split-dollar life insurance policy maintained for the benefit of Mr. Bewkes. For the purposes of the calculation in a “Retirement” scenario with respect to

Mr. Bewkes, we have assumed that Mr. Bewkes would serve as a director of the Company until the annual meeting for the year in which he would reach age 72, which is the mandatory retirement age for the Company’s directors under the Corporate Governance Policy, and the Company would recommence premium payments following such annual meeting date.

Change in Control.    With respect to Messrs. Martin, Cappuccio and Olafsson and Ms. Fili-Krushel, the employment agreements for these executive officers do not provide for any additional benefits as a result of a change in control of the Company. Each of the employment agreements provides that, if any amounts or benefits payable to the executive officer under his or her employment agreement constitute “parachute payments” under Section 280G of the Internal Revenue Code and the aggregate present value of all such “parachute payments” (including any amounts payable under any other plan, arrangement or agreement) exceeds 2.99 times his or her “base amount” (also known as the “safe harbor” amount) as defined in Section 280G of the Internal Revenue Code, then the amounts constituting “parachute payments” would be either (i) reduced to equal the “safe harbor” amount or (ii) provided to the executive officer in full, whichever results in the receipt by the executive officer of the greater amount on a net after-tax basis.

With respect to Mr. Bewkes, his employment agreement provides that the Company would make an additional payment to Mr. Bewkes if he becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, provided that the total value of the payments to Mr. Bewkes that would be considered in determining whether an excise tax is payable exceeds 110% of the “safe harbor” amount. The Company’s additional payment to Mr. Bewkes, if any, would be equal to the amount of the excise tax, plus any additional taxes that would be owed as a result of the excise tax payment. If the total amount of payments to Mr. Bewkes would not exceed 110% of the “safe harbor” amount, then the amounts payable under his employment agreement will be reduced so that the total amount of payments equals the “safe harbor” amount. A change in control of the Company, together with a termination of Mr. Bewkes’ employment on December 31, 2009, would not have resulted in any excise tax under Section 4999 of the Internal Revenue Code and, thus, no tax “gross-up” payment by the Company.

Equity Awards.    The agreements that govern the stock options granted to Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel generally provide for accelerated vesting following a change in control of the Company upon the earlier of (i) the first anniversary of the change in control, or (ii) the termination of the participant’s employment by the Company other than for cause (as defined in the option agreements) or due to death or disability of the participant or by the participant for good reason (as defined in the option agreements).

The terms of the agreements that govern RSU awards generally provide for accelerated vesting following a change in control upon the earliest of (i) the first anniversary of the change in control, (ii) the original vesting date with respect to each portion of the RSU and (iii) the termination of the participant’s employment other than for cause (as defined in the RSU agreements), due to the death or disability of the participant or by the participant for good reason (as defined in the RSU agreements).

The agreements that govern PSUs generally provide for accelerated vesting immediately following a change in control of the Company or a Division change in control (defined as a transfer by the Company or its affiliate of the employee’s employment to an entity whose financial results are not consolidated with those of the Company or a change in the ownership structure of the affiliate where the employee is employed such that the affiliate’s financial results are no longer consolidated with those of the Company). The number of PSUs that would vest following such a change in control would be equal to the sum of the number of PSUs that would vest pro rata, based on (i) the actual performance level achieved from the date of grant through the date of the change in control, and (ii) the target level of performance from the date of the change in control through the last day of the performance period, and all retained distributions relating thereto would vest.

Other Benefits.    See “Termination without Cause/Material Breach – Other Benefits” above for a description of the split-dollar life insurance policy maintained for the benefit of Mr. Bewkes. For the purposes of the calculation in a “Change in Control” scenario with respect to Mr. Bewkes, we have assumed that Mr. Bewkes would no longer serve as an executive officer or director of the Company following a change in control of the Company on December 31, 2009, so that the Company would recommence making premium payments on January 1, 2010.

The following table provides the value of benefits that each of the named executive officers would have received under the Company’s compensation plans and their employment agreements if their employment had terminated on December 31, 2009 due to (i) a termination of their employment without cause or a material breach of their employment agreements, (ii) their retirement or (iii) a change in control of the Company.

Termination without Cause/Material Breach, Retirement or Change in Control

Named Executive Officer	Pro Rata Average Annual Bonus	Base Salary Continuation	Bonus Continuation	Group Benefits Continuation	Equity Awards: Stock Options and RSUs (2)	Equity Awards: PSUs (3)	Other Benefits (4)
Jeffrey L. Bewkes
Termination without Cause/Material Breach (1)	$9,850,000	$3,500,000	$19,700,000	$19,377	$15,123,945	$5,610,324	$1,561,272
Retirement (5)	$—	$—	$—	$—	$15,123,945	$2,542,290	$480,525
Change in Control	$—	$—	$—	$—	$15,123,945	$6,919,993	$1,354,578

John K. Martin, Jr.
Termination without Cause/Material Breach (1)	$2,700,000	$2,000,000	$5,400,000	$19,377	$3,661,178	$2,015,876	$67,776
Change in Control	$—	$—	$—	$—	$5,703,078	$2,260,157	$—

Paul T. Cappuccio
Termination without Cause/Material Breach (1)	$2,775,000	$2,000,000	$5,550,000	$6,860	$4,010,755	$1,209,223	$131,428
Change in Control	$—	$—	$—	$—	$5,234,504	$1,355,767	$—

Patricia Fili-Krushel
Termination without Cause/Material Breach (1)	$2,200,000	$1,700,000	$4,400,000	$19,377	$2,610,341	$909,022	$97,728
Retirement (5)	$—	$—	$—	$—	$2,610,341	$400,063	$—
Change in Control	$—	$—	$—	$—	$2,610,341	$1,019,230	$—

Olaf Olafsson
Termination without Cause/Material Breach (1)	$925,000	$1,500,000	$1,850,000	$19,377	$1,787,432	$969,342	$68,928
Change in Control	$—	$—	$—	$—	$2,804,215	$1,086,281	$—

(1)	Termination without Cause/Material Breach: The severance period for each of Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel would be from January 1, 2010 through December 31, 2011. With respect to Messrs. Martin, Cappuccio and Olafsson and Ms. Fili-Krushel, the amount payable to each such executive officer by the Company as a result of this termination scenario may be reduced to the extent such payment would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code and would exceed the “safe harbor” amount under Section 280G of the Internal Revenue Code, if such a reduction would result in a greater after-tax amount.

(2)	Equity Awards: Stock Options and RSUs: The values set forth in the table above are based on (i) the excess (if any) of the closing sale price of the Common Stock on December 31, 2009 ($29.14 per share) over the exercise price of the stock options, and (ii) the closing sale price of the Common Stock on December 31, 2009 ($29.14 per share) with respect to RSUs. With respect to Mr. Bewkes, the accelerated vesting of his stock options and RSUs following retirement from his executive position at the Company would occur at such time he no longer serves on the Board of Directors.

(3)	Equity Awards: PSUs: Reflects the value of the PSUs that would vest upon the following scenarios based on the provisions in the PSU agreements and the closing sale price of the Common Stock on December 31, 2009 ($29.14 per share). The final payout would also include any retained distributions, of which there were none as of December 31, 2009.

Termination without Cause/Material Breach and Retirement:    The table above does not include the value of the PSUs having a 2007-2009 performance period, because their performance period would have ended as of December 31, 2009 and the termination event would not have enhanced the value or accelerated the vesting of these PSUs. With respect to the PSUs having 2008-2010 or 2009-2011 performance periods, the table above reflects the value of the PSUs that would vest pro rata (based on the period of time from the date of grant until the end of the applicable severance period or the date of retirement, as applicable), assuming the achievement of the target performance level at the end of the applicable performance period. The Company’s actual performance as of the year ended December 31, 2009 with respect to the PSUs was above the target but below the maximum performance level, at 120.9% of the target PSUs (with respect to target PSUs having a 2008-2010 performance period) and 137.1% of the target PSUs (with respect to PSUs having a 2009-2011 performance period). The actual number of PSUs that would vest will not be known until after the full applicable performance period has ended.

With respect to the Upfront PSUs and a “termination without cause” scenario, the table above reflects the value of the Upfront PSUs that would vest pro rata (based on the period of time from the date of grant until the end of Mr. Bewkes’ severance period), based on the highest performance level achieved for the periods beginning on January 1, 2008 and ending on December 31 occurring thereafter through December 31, 2009. The Company’s performance level as of the year ended December 31, 2009 was higher than the performance level achieved as of December 31, 2008, and thus, the table above reflects the value of the Upfront PSUs that would vest pro rata based on the performance level achieved as of December 31, 2009 (120.9% of the target PSUs). The actual number of Upfront PSUs that vest will not be known until after Mr. Bewkes’ full severance period has ended. With respect to a retirement scenario, the table above reflects the actual intrinsic value of the Upfront PSUs that would vest pro rata (based on the period of time from the date of grant until the retirement date), based on the highest performance level achieved through the retirement date on December 31, 2009, which was 120.9% of the target PSUs.

Change in Control:    The table above does not include the value of the PSUs having a 2007-2009 performance period, because their performance period would have ended as of December 31, 2009 and a change in control of the Company would have accelerated the vesting of these PSUs by only two months, i.e., vesting on December 31, 2009 rather than on March 2, 2010, and the effect of the accelerated vesting on the value of such PSUs is not material. The amounts in the table above relating to “Change in Control” reflect the sum of the value of the PSUs that would vest based on (i) the actual performance level achieved from the date of grant through December 31, 2009, and (ii) the target level of performance from the date of the change in control through the last day of the applicable performance period. With respect to the PSUs having a performance period of 2008-2010 and the Upfront PSUs, the actual performance level achieved as of December 31, 2009 was above the target performance level (120.9% of the target PSUs). With respect to the PSUs having a performance period of 2009-2011, the actual performance level achieved as of December 31, 2009 was above the target level of performance (137.1% of the target PSUs).

(4)	Other Benefits:

Termination without Cause/Material Breach:

(a)	For Mr. Bewkes, includes (i) $1,354,578 representing the present value of the cost to the Company for maintaining a $4.1 million split-dollar life insurance policy for the estimated duration of his life, (ii) $125,000 for the cost of providing comparable office space and secretarial support for one year after termination (based on his maximum allowance for such benefits), (iii) $60,000 for the reimbursement of financial services for the severance period (based on his maximum allowance of $30,000 per year for such benefits), and (iv) $21,694 for the reimbursement of life insurance premium payments that Mr. Bewkes would have to pay to obtain GUL insurance (with a value equal to two times his base salary minus $50,000) for the severance period. The present value amount relating to Mr. Bewkes’ split-dollar life insurance policy (i) is based on the assumption that Mr. Bewkes would no longer serve as an executive officer or a director following a termination of his employment without cause on December 31, 2009, so that the Company would recommence its payment of premiums on January 1, 2010, and (ii) reflects the application of a discount rate of 4.96%, which is based on 120% of the semi-annual long-term applicable federal rate as of December 2009, as published by the Internal Revenue Service.

(b)	For Mr. Martin, includes (i) $60,000 for the reimbursement of financial services for the severance period (based on his maximum allowance of $30,000 per year for such benefits) and (ii) $7,776 for the reimbursement of life insurance premium payments that Mr. Martin would have to pay to obtain GUL insurance with a value of $3.0 million for the severance period.

(c)	For Mr. Cappuccio, includes (i) $62,500 for the cost of providing comparable office space and secretarial support for six months after termination (based on his maximum allowance for such benefits), (ii) $60,000 for the reimbursement of financial services for the severance period (based on his maximum allowance of $30,000 per year for such benefits), and (iii) $8,928 for the reimbursement of life insurance premium payments that Mr. Cappuccio would have to pay to obtain GUL insurance with a value of $3.0 million for the severance period.

(d)	For Ms. Fili-Krushel, includes (i) $60,000 for the reimbursement of financial services for the severance period (based on her maximum allowance of $30,000 per year for such benefits) and (ii) $37,728 for the reimbursement of life insurance premium payments that Ms. Fili-Krushel would have to pay to obtain GUL insurance with a value of $3.0 million for the severance period.

(e)	For Mr. Olafsson, includes (i) $60,000 for the reimbursement of financial services for the severance period (based on his maximum allowance of $30,000 per year for such benefits) and (ii) $8,928 for the reimbursement of life insurance premium payments that Mr. Olafsson would have to pay to obtain GUL insurance with a value of $3.0 million for the severance period.

Any Company reimbursements described above would be paid annually during the applicable severance period.

Retirement:    For Mr. Bewkes, “Other Benefits” amount of $480,525 represents the present value of the cost to the Company of maintaining a $4.1 million split-dollar life insurance policy for the estimated duration of his life. The present value amount relating to Mr. Bewkes’ split-dollar life insurance policy (i) is based on the assumption that the Company would recommence its payment of premiums following the annual meeting for the year in which Mr. Bewkes would reach age 72, which is the mandatory retirement age for the Company’s directors under the Corporate Governance Policy, and (ii) reflects the application of a discount rate of 4.96%, which is based on 120% of the semi-annual long-term applicable federal rate as of December 2009, as published by the Internal Revenue Service.

Change in Control:    For Mr. Bewkes, “Other Benefits” consists of $1,354,578 representing the present value of the cost to the Company for maintaining a $4.1 million split-dollar life insurance policy for the estimated duration of his life. The present value amount relating to Mr. Bewkes’ split-dollar life insurance policy is (i) based on the assumption that Mr. Bewkes would no longer serve as an executive officer or as a member of the Board as of December 31, 2009, so that the Company would recommence its payment of premiums on January 1, 2010, and (ii) reflects the application of a discount rate of 4.96%, which is based on 120% of the semi-annual long-term applicable federal rate as of December 2009, as published by the Internal Revenue Service.

(5)	Retirement: As of December 31, 2009, Mr. Bewkes was eligible to elect early retirement under the Company’s Pension Plans, and each of Mr. Bewkes and Ms. Fili-Krushel was retirement-eligible, i.e., over the age of 55 with 10 years of service with the Company or its affiliates, for the purposes of equity awards. Messrs. Martin, Cappuccio and Olafsson were not retirement-eligible on December 31, 2009 for the purposes of any retirement plans or equity awards.

Disability.    If any of Messrs. Bewkes, Martin, Cappuccio or Olafsson or Ms. Fili-Krushel were to become disabled during the term of his or her employment agreement, the executive officer would receive full salary for six months and a pro rata bonus for the year in which the disability occurred (which would be calculated based on his or her average annual bonus). The calculations relating to the disability scenario assume that the executive officers became disabled on July 1, 2009, so that six months of disability have passed as of December 31, 2009 and their respective disability periods would commence on January 1, 2010. The calculations also assume that the Company has paid the executive officers’ full salaries for the six-month period ended December 31, 2009. Thereafter, the executive officer would remain on the Company’s payroll, and the Company would pay the executive officer disability benefits equal to the following:

Pro Rata Average Annual Bonus:    A pro rata portion of the executive officer’s “average annual bonus” for 2009. Because each executive officer would have served for all of 2009 as of December 31, 2009, the pro rata portion would equal 100% of his or her average annual bonus. Each executive officer’s average annual bonus would be paid in a lump sum.

Bonus and Salary Continuation:    After the effective date of termination of employment due to disability, each executive officer would have a disability period determined pursuant to the executive officer’s employment agreement and would receive during his or her applicable disability period 75% of (i) his or her base salary in effect immediately prior to the executive officer’s termination of employment, payable on the Company’s normal payroll payment dates, and (ii) his or her average annual bonus, payable in a lump sum at the time bonuses are normally paid. Any such payments would be reduced by amounts received from workers’ compensation, Social Security and disability insurance policies maintained by the Company.

Group Benefits Continuation:    During the disability period, each executive officer would also continue to be eligible to participate in the Company’s group benefit plans, including medical and other group insurance, but would not receive any new equity awards under any of the Company’s stock-based incentive plans or accrue any benefit service under the Company’s defined contribution or nonqualified retirement plans.

Equity Awards:    Under the terms of the agreements governing stock options and RSUs, all of these equity awards held by an executive officer would vest upon his or her disability (as defined in the applicable equity award agreements). With respect to PSUs, each executive officer would receive a pro rata portion (based on the period of time from the date of grant until the end of the applicable disability period) of the PSUs that would otherwise vest on the vesting date based on the actual performance level achieved for the full performance period, plus any retained distributions relating thereto.

Other Benefits.    The executive officers would also receive certain other payments and benefits, which are described in footnote (5) of the table below.

Death.    Under each of the employment agreements with Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel, if the executive officer dies, the employment agreement and all of the Company’s obligations to make any payments under the agreement would terminate, except that the executive officer’s estate or designated beneficiary would receive: (i) the executive officer’s salary to the last day of the month in which his or her death occurred and (ii) bonus compensation, at the time bonuses are normally paid, based on his or her average annual bonus but pro-rated according to the number of whole or partial months the executive officer was employed by the Company in the calendar year.

Under the terms of the agreements governing awards of stock options and RSUs, all of these equity awards held by each executive officer would vest upon his or her death. With respect to PSUs, following the termination of employment due to the executive officer’s death, the executive officer’s estate or designated beneficiary would receive a pro rata portion (based on the period of time from the date of grant until the date of death on December 31, 2009) of the number of shares underlying the PSUs that would have vested if the applicable performance period had ended on the date of the holder’s death, plus all retained distributions relating thereto; provided, however, that if the death occurs prior to the first anniversary of the date of grant, then the pro rata number of PSUs that vest would be based on the number of target PSUs, without regard to the actual performance level achieved through that date.

The following table provides the value of benefits that each of the named executive officers would have received under the Company’s compensation plans and their employment agreements if their employment had terminated on December 31, 2009 due to the executive officers’ disability (following a six-month period of disability so that the executive officers would qualify to receive the disability benefits set forth in their employment agreements) or death.

Termination of Employment Due to Disability or Death

Named Executive Officer	Pro Rata Average Annual Bonus	Base Salary Continuation (2)	Bonus Continuation (2)	Equity Awards: Stock Options and RSUs (3)	Equity Awards: PSUs (4)	Other Benefits (5)
Jeffrey L. Bewkes
Disability (1)	$9,850,000	$3,937,500	$22,162,500	$15,123,945	$6,312,890	$1,477,119
Death	$9,850,000	$—	$—	$15,123,945	$2,542,290	$—

John K. Martin, Jr.
Disability (1)	$2,700,000	$750,000	$2,025,000	$5,703,078	$1,260,246	$33,888
Death	$2,700,000	$—	$—	$5,703,078	$996,850	$—

Paul T. Cappuccio
Disability (1)	$2,775,000	$1,500,000	$4,162,500	$5,234,504	$1,209,223	$68,928
Death	$2,775,000	$—	$—	$5,234,504	$597,748	$—

Patricia Fili-Krushel
Disability (1)	$2,200,000	$956,250	$2,475,000	$2,610,341	$621,993	$73,296
Death	$2,200,000	$—	$—	$2,610,341	$449,484	$—

Olaf Olafsson
Disability (1)	$925,000	$890,625	$1,098,438	$2,804,215	$650,434	$54,568
Death	$925,000	$—	$—	$2,804,215	$467,668	$—

(1)	Disability: The disability periods for Messrs. Bewkes, Martin, Cappuccio and Olafsson and Ms. Fili-Krushel are as follows:

(a)	Mr. Bewkes: January 1, 2010 through December 31, 2012.

(b)	Mr. Martin: January 1, 2010 through December 31, 2010.

(c)	Mr. Cappuccio: January 1, 2010 through December 31, 2011.

(d)	Ms. Fili-Krushel: January 1, 2010 through June 30, 2011.

(e)	Mr. Olafsson: January 1, 2010 through July 31, 2011.

(2)	Base Salary and Bonus Continuation: Reflects the continued payment by the Company of 75% of each executive officer’s base salary and average annual bonus during his or her disability period.

(3)	Equity Awards: Stock Options and RSUs: The values set forth in the table above are based on (i) the excess (if any) of the closing sale price of the Common Stock on December 31, 2009 ($29.14 per share) over the exercise price of the stock options, and (ii) the closing sale price of the Common Stock on December 31, 2009 ($29.14 per share) with respect to RSUs.

(4)	Equity Awards: PSUs: Reflects the value of the PSUs that would vest upon the following scenarios based on the provisions in the PSU agreements and the closing sale price of the Common Stock on December 31, 2009 ($29.14 per share). The final payout would also include any retained distributions, of which there were none as of December 31, 2009. The table above does not include the value of the PSUs having a 2007-2009 performance period, because their performance period would have ended as of December 31, 2009 and the termination event would not have enhanced the value or accelerated the vesting of these PSUs.

Disability:    The table above reflects the value of the PSUs that would vest pro rata (based on the period of time from the date of grant until the end of the applicable disability period), assuming the achievement of the target performance level at the end of the applicable performance period. The Company’s actual performance as of the year ended December 31, 2009 with respect to the PSUs was above the target but below the maximum performance level, at 120.9% of the target PSUs (with respect to target PSUs having a 2008-2010 performance period and the Upfront PSUs) and 137.1% of the target PSUs (with respect to PSUs having a 2009-2011 performance period). The actual number of PSUs that would vest would not be known until after the full applicable performance period has ended.

Death:    The Termination of Employment Due to Disability or Death table above reflects the value of the PSUs that would vest pro rata (based on the period of time from the date of grant through the date of death). With respect to the PSUs having a performance period of 2008-2010 and the Upfront PSUs, the values provided in the table above are based on the Company’s achievement of above the target performance level (120.9% of the target PSUs) through December 31, 2009. With respect to the PSUs having a performance period of 2009-2011, because the date of death would have occurred prior to the first anniversary of the date of grant, the values provided in the table above are based on achievement of the target performance level.

(5)	Other Benefits.

(a)	For Mr. Bewkes under the “Disability” scenario, includes (i) $1,354,578 representing the present value of the cost to the Company for maintaining a $4.1 million split-dollar life insurance policy for the estimated duration of his life, (ii) $90,000 for the reimbursement of financial services for the disability period (based on his maximum allowance of $30,000 per year for such benefits), and (iii) $32,541 for the reimbursement of life insurance premium payments that he would have to pay to obtain GUL insurance (with a value equal to two times his base salary minus $50,000) for the disability period. The present value amount relating to Mr. Bewkes’ split-dollar life insurance policy is based on the assumption that Mr. Bewkes would also leave the Board of Directors on December 31, 2009 so that the Company would recommence its payment of premiums on January 1, 2009. In calculating this amount, a discount rate of 4.96% was used, which is based on 120% of the semi-annual long-term applicable federal rate as of December 2009, as published by the Internal Revenue Service.

(b)	For Mr. Martin, includes (i) $30,000 for the reimbursement of financial services for the disability period (equal to his annual maximum allowance for such benefits) and (ii) $3,888 for the reimbursement of life insurance premium payments that he would have to pay to obtain GUL insurance with a value of $3.0 million for the disability period.

(c)	For Mr. Cappuccio, the benefits and amounts are identical to the benefits and amounts for Mr. Cappuccio under “Other Benefits” following a termination of employment without cause or the Company’s material breach of his employment agreement, except that he would not be provided with office space and secretarial support following his disability.

(d)	For Ms. Fili-Krushel, includes (i) $45,000 for the reimbursement of financial services for the disability period (based on her maximum allowance of $30,000 per year for such benefits) and (ii) $28,296 for the reimbursement of life insurance premium payments that she would have to pay to obtain GUL insurance with a value of $3.0 million for the disability period.

(e)	For Mr. Olafsson, includes (i) $47,500 for the reimbursement of financial services for the disability period (based on his maximum allowance of $30,000 per year for such benefits) and (ii) $7,068 for the reimbursement of life insurance premium payments that he would have to pay to obtain GUL insurance with a value of $3.0 million for the disability period.

Other Restrictive Covenants.    Each named executive officer’s employment agreement in effect on December 31, 2009 provides that he or she is subject to restrictive covenants that obligate him or her, among other things: (i) not to disclose any of the Company’s confidential matters, (ii) not to hire certain of the Company’s employees for one year following a termination of employment with or without cause, or due to retirement at age 65, and (iii) except with respect to Mr. Bewkes, not to compete with the Company by providing services to, serving in any capacity for or owning certain interests in competitors of the Company while employed and for one year following the executive officer’s retirement, voluntary termination of employment, a termination of employment by the Company with or without cause or the termination of employment by the executive officer due to a material breach by the Company. With respect to Mr. Bewkes, his non-competition obligation applies during his employment and through the later of (i) his severance term date (i.e., two years after the effective date of any termination of his employment without cause) or, if applicable, the date on which Mr. Bewkes terminates his status as an employee during the severance period following any termination of his employment without cause (including, by accepting other full-time employment), and (ii) one year following Mr. Bewkes’ retirement, a termination of his employment by the Company with or without cause, or the termination of employment by Mr.  Bewkes due to a material breach by the Company.

Additional Information

Transactions with Related Persons.    The Company entered into the following transactions with related persons, none of which were reportable as related person transactions under SEC rules. The transactions described below were not covered by the Time Warner Inc. Policy and Procedures Governing Related Person Transactions because the aggregate amount involved did not exceed $120,000 in 2009 or the related person did not have a direct material interest or an indirect material interest in the transaction or arrangement.

•

Richard D. Parsons, a former director of the Company who served as a director during part of 2009, employed a personal assistant who used a small office at the Company’s facilities during January 2009 to perform responsibilities that were primarily personal. Mr. Parsons paid the Company $618 for the use of this space, based on the Company’s operating costs.

•

Kenneth J. Novack, a director of the Company, is Senior Counsel to the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC. Mr. Novack is a retired partner of this law firm and no longer practices law. Mintz Levin was retained by the Company and certain of its subsidiaries during 2009 to provide legal services on a variety of matters. Fees paid to Mintz Levin were less than 0.5% of the firm’s gross revenues for its last fiscal year. Mr. Novack did not have a direct or indirect material interest in the services provided by Mintz Levin during 2009 or the fees paid to the firm by the Company and its subsidiaries.

The Company is obligated to indemnify its officers and directors under certain circumstances to the fullest extent permitted by Delaware law. The Company has purchased insurance that covers its directors and officers for liabilities incurred by them in their capacities as directors and officers of the Company and its subsidiaries. Under this insurance program, the Company is reimbursed for payments made to directors or officers as required or permitted by the indemnification provisions of the Company’s By-laws and Delaware law. This insurance also provides coverage under certain circumstances to individual directors and officers if they are not indemnified by the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2009, about the Company’s outstanding equity compensation awards and shares of Common Stock reserved for future issuance under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (4)(5)	Weighted-average exercise price of outstanding options, warrants and rights (4)(5)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)(6)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	118,879,577	$42.62	59,872,103
Equity compensation plans not approved by security holders (2)	67,937,630	$73.37	0
Total (3)	186,817,207	$54.82	59,872,103

(1)	Equity compensation plans approved by security holders are the (i) Time Warner Inc. 2006 Stock Incentive Plan (will expire on May 19, 2011), (ii) Time Warner Inc. 2003 Stock Incentive Plan (expired on May 16, 2008), (iii) Time Warner Inc. 1999 Stock Plan (expired on October 28, 2009) and (iv) Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors (expired on May 19, 2009). The Time Warner Inc. 1999 Stock Plan and the Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors were approved in 1999 by the stockholders of AOL and Historic TW, respectively, and were assumed by the Company in connection with the AOL-Historic TW Merger, which was approved by the stockholders of both AOL and Historic TW on June 23, 2000.

(2)	The AOL Time Warner Inc. 1994 Stock Option Plan (expired on November 18, 2003) is the only equity compensation plan not approved by security holders.

(3)	Does not include options to purchase an aggregate of 3,167,955 shares of Common Stock (160,835 of which were awarded under plans that were approved by the stockholders of either AOL or Historic TW prior to the AOL-Historic TW Merger), at a weighted average exercise price of $121.03, granted under plans assumed in connection with transactions and under which no additional options may be granted. No dividends or dividend equivalents are paid on any of the outstanding stock options.

(4)	Adjusted to reflect the Cable Separation, the Reverse Stock Split and the AOL Separation.

(5)	Column (a) includes 13,292,964 shares of Common Stock underlying outstanding RSUs and 2,296,660 shares of Common Stock underlying outstanding PSUs, assuming a maximum payout of 200% of the target number of PSUs at the end of the applicable performance period. Because there is no exercise price associated with RSUs or PSUs, these stock awards are not included in the weighted-average exercise price calculation in column (b).

(6)	Of the shares available for future issuance under the Time Warner Inc. 2006 Stock Incentive Plan, a maximum of 11,587,627 shares may be issued in connection with awards of restricted stock, RSUs or PSUs as of December 31, 2009.

The AOL Time Warner Inc. 1994 Stock Option Plan (the “1994 Plan”) was assumed by the Company in connection with the AOL-Historic TW Merger. The 1994 Plan expired on November 18, 2003, and stock options may no longer be awarded under the 1994 Plan. Under the 1994 Plan, nonqualified stock options and related stock appreciation rights could be granted to employees (other than executive officers) of and consultants and advisors to the Company and certain of its subsidiaries. Only stock options are currently outstanding under the 1994 Plan. Under the 1994 Plan, the exercise price of a stock option may not be less than the fair market value of the Common Stock on the date of grant. The definition of “fair market value” was amended effective October 1, 2008 to mean the closing sale price of shares of Common Stock as reported on the NYSE Composite Tape (rather than the average of the high and low sales prices of the Common Stock on the NYSE) for grants made on or after October 1, 2008. The change did not affect the exercise price of outstanding stock options under the 1994 Plan, but the new definition will be used to calculate the gain realized upon the exercise of stock options and the vesting of RSUs issued under the plan. The outstanding options under the 1994 Plan generally become exercisable in installments of one-third or one-quarter on each of the first three or four anniversaries, respectively, of the date of grant, subject to acceleration upon the occurrence of certain events, and expire 10 years from the grant date. Holders of stock options awarded under the 1994 Plan do not receive dividends or dividend equivalents on the stock options.

COMPANY PROPOSALS

PROPOSAL ONE: Election of Directors

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the Annual Meeting the following slate of 12 nominees. Each of the nominees currently serves as a director of the Company and, other than Messrs. Barr and Hassan, who were elected by the Board of Directors, was elected by the stockholders at the Company’s 2009 Annual Meeting of Stockholders.

Information about these nominees is provided above under the heading “Directors of the Company.” The persons named in the proxy intend to vote such proxy for the election of each of the 12 nominees named below, unless the stockholder indicates on the proxy that the vote should be “against” any or all of the nominees. The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept the nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.

The Board of Directors recommends a vote FOR the election of the 12 director nominees listed below.

James L. Barksdale

William P. Barr

Jeffrey L. Bewkes

Stephen F. Bollenbach

Frank J. Caufield

Robert C. Clark

Mathias Döpfner

Jessica P. Einhorn

Fred Hassan

Michael A. Miles

Kenneth J. Novack

Deborah C. Wright

Vote Required for Approval

A majority of the votes duly cast by the holders of Common Stock with respect to each director is required for the election of that director.

PROPOSAL TWO: Ratification of Appointment of Independent Auditors

The Audit and Finance Committee of the Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit its consolidated financial statements for 2010 and the Board of Directors has determined that it would be desirable to request that the stockholders ratify such appointment. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

Vote Required for Approval

Stockholder approval is not required for the appointment of Ernst & Young LLP because the Audit and Finance Committee of the Board of Directors has the responsibility for selecting the Company’s independent auditors. However, the appointment is being submitted for ratification at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not ratify the appointment.

PROPOSAL THREE: Approval of the Time Warner Inc. 2010 Stock Incentive Plan

General

The Compensation Committee recommended, and the Board of Directors has unanimously approved, adoption of the Time Warner Inc. 2010 Stock Incentive Plan (the “2010 Plan”), which will become effective on May 21, 2010, if approved by stockholders at the Annual Meeting. Stockholder approval of the 2010 Plan will also constitute approval of (i) the performance criteria for performance-based awards under the 2010 Plan that are intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) the annual per-participant limit of 1,200,000 shares of Common Stock underlying awards that may be made under the 2010 Plan; (iii) the annual per-participant limit of 500,000 shares of Common Stock for grants of restricted stock or other stock-based awards (not including stock options or stock appreciation rights) payable in shares of Common Stock; and (iv) the classes of employees eligible to receive awards under the 2010 Plan.

The Company intends to make awards under the 2010 Plan to its directors, employees and advisors in the United States and certain foreign jurisdictions. The Company believes that equity-based incentive awards are crucial to recruit and retain directors, employees and advisors and to motivate such directors, employees and advisors to exert their best efforts on behalf of the Company.

The 2010 Plan is being proposed to replace the Time Warner Inc. 2006 Stock Incentive Plan (the “2006 Plan”), which is the Company’s only active equity plan. If the 2010 Plan is approved, we will terminate the 2006 Plan in the third quarter of 2010. No awards can be made from the 2006 Plan following its termination and, as stated below, we will continue to limit the total grants made annually to no more than 1.5% of shares outstanding at the end of the prior year. With its annual limit, as of March 15, 2010, the Company can grant awards representing approximately 2,200,000 shares during the remainder of 2010.

Plan Highlights

The 2010 Plan has an initial share authorization of 70 million shares (subject to adjustment, as described below). The 2010 Plan will terminate on August 15, 2014, but awards granted prior to such date may extend beyond that date. The 2010 Plan also includes the following features that protect the interests of the Company’s stockholders:

•	The 2010 Plan will be administered by the Compensation Committee, which is composed entirely of independent directors.

•	A cap on the maximum annual run rate equal to 1.5% of the total outstanding Common Stock at December 31 of the preceding year.

•	The number of authorized shares under the 2010 Plan is fixed at 70 million with no “evergreen” feature that would cause the number of authorized shares to automatically increase.

•	No more than 40% of the authorized shares may be issued in the form of restricted stock or other stock-based awards payable in shares of Common Stock.

•

An annual per-participant limit of 1,200,000 shares of Common Stock underlying awards; provided that the annual per-participant limit for shares of Common Stock underlying awards in the form of restricted stock or other stock-based awards will be 500,000; and provided, further, that in the case of awards that are settled in cash based on the fair market value of a share, the maximum aggregate amount of cash that may be paid pursuant to awards granted in a calendar year to any participant shall be equal to the fair market value of a share as of the relevant vesting, payment or settlement date multiplied by 500,000.

•	Options and Stock Appreciation Rights:

•	Exercise prices must be at least 100% of fair market value on the date of the award.

•

Repricing is prohibited without prior stockholder approval, except as permitted in connection with a stock dividend or split, reorganization, recapitalization or a similar event at the Company or a “change in control” of the Company (as defined in the 2010 Plan).

•	Shares of Common Stock withheld from an award to pay taxes will not be eligible for reissue.

•	A “change in control” would not be triggered by acquisitions of less than 30% of the Company’s outstanding voting securities.

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Stockholder approval will be required for certain plan amendments, including any amendments that would increase the total number of shares reserved for purposes of the 2010 Plan, increase the maximum number of shares of restricted stock or other stock-based awards that may be awarded under the 2010 Plan or increase the annual maximum per-participant limit.

In addition to these plan features, awards granted under the 2010 Plan will be subject to the Company’s existing stock retention guidelines with respect to stock option awards and the Company’s policy regarding performance-based awards, which are designed to further protect stockholder interests by aligning the interests of the Company’s senior executives with those of the Company’s stockholders. For information about the Company’s guidelines and policy, see “Compensation — Compensation Disclosure and Analysis — Other Policies and Matters Related to Executive Compensation that Advance the Compensation Philosophy”.

Outstanding Awards

Under the heading “Equity Compensation Plan Information” as required by SEC rules, the Company provides information as of December 31, 2009 about the number of shares of Common Stock that may be issued upon the exercise of outstanding options, restricted stock units and performance stock units, the weighted-average exercise price of the outstanding options, and the number of securities that remain available for future issuance under the Company’s equity plans. The information and table below supplements that data. The Company believes that this additional information is useful for gaining a complete understanding of this proposal and the 2010 Plan.

As of March 15, 2010, the exercise prices of approximately 26% of the Company’s outstanding stock options were above $60.00 and, thus, are significantly in excess of the market price of the Company’s Common Stock on such date. The following table provides information about the Company’s stock options outstanding at March 15, 2010:

	Options Outstanding	Options Exercisable
Range of Exercise Prices	Number Outstanding as of 3/15/10 ($) (1)(2)	Weighted- Average Remaining Contractual Life (in years)	Weighted- Average Exercise Price ($) (1)	Number Exercisable as of 3/15/10 (1)	Weighted- Average Exercise Price ($) (1)
	(thousands)			(thousands)
Under $20.00	12,582	8.77	15.31	3,173	15.30
$ 20.01 to $ 30.00	21,813	5.87	24.16	11,936	21.92
$ 30.01 to $ 40.00	59,177	4.73	35.29	53,339	35.70
$ 40.01 to $ 60.00	27,060	3.24	50.01	25,016	50.70
$ 60.01 to $ 90.00	5,456	1.06	79.20	5,456	79.20
$ 90.01 to $105.00	28,300	0.81	99.80	28,300	99.80
$105.01 to $125.00	5,895	0.47	117.40	5,895	117.40
$125.01 and above	2,850	0.81	139.75	2,850	139.75

Total	163,134	3.92	52.15	135,965	57.58

(1)	Adjusted to reflect the Cable Separation, the Reverse Stock Split and the AOL Separation.

(2)	Includes options granted in February 2010 to the Company’s employees, including the named executive officers.

In addition to the outstanding stock options included in the table above, as of March 15, 2010, 16,436,139 shares of Common Stock underlying outstanding RSUs and 1,725,876 shares of Common Stock underlying outstanding PSUs, assuming a maximum payout of 200% of the target number of PSUs at the end of the applicable performance period, were outstanding.

Pursuant to the 2006 Plan, the maximum aggregate number of shares with respect to which awards may be granted during a calendar year, net of any shares that are subject to awards which, during the year, lapse or terminate, shall be equal to 1.5% of the number of shares outstanding on December 31 of the preceding calendar year. As of March 15, 2010, pursuant to the annual grant cap under the 2006 Plan, the Company could grant up to approximately 2,200,000 shares underlying awards during the remainder of 2010.

Description of the 2010 Plan

The description of the 2010 Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by the provisions of the 2010 Plan. The complete text of the 2010 Plan is attached as Annex A to this Proxy Statement.

General.    The 2010 Plan provides for various types of stock-based incentives that may be awarded to the Company’s directors, employees and advisors. The purpose of the 2010 Plan is to aid the Company in recruiting and retaining directors, employees and advisors and to motivate such directors, employees and advisors to exert their best efforts on behalf of the Company by providing incentives through grants of stock-based incentives.

If the 2010 Plan is approved, the Company intends to file a registration statement, pursuant to the Securities Act of 1933, as amended, on Form S-8 to register the shares authorized for grant under the 2010 Plan.

Shares Subject to the Plan.    The total number of shares of Common Stock that may be issued under the 2010 Plan is 70 million (representing approximately 6.1% of the Common Stock outstanding at December 31, 2009) of which no more than 40% may be issued in the form of restricted stock or other stock-based awards payable in shares of Common Stock. The maximum number of shares with respect to which awards may be granted during each calendar year to any given participant may not exceed 1,200,000 shares of Common Stock, provided that the maximum number of shares of Common Stock that may be awarded in the form of restricted stock or other stock-based awards payable in shares of Common Stock during any calendar year to any participant is 500,000. In the case of awards that are settled in cash based on the fair market value of a share, the maximum aggregate amount of cash that may be paid pursuant to awards granted in a calendar year to any participant shall be equal to the fair market value of a share as of the relevant vesting, payment or settlement date multiplied by 500,000. The maximum aggregate number of shares with respect to which awards may be granted in a calendar year, net of any shares which are subject to awards (or portions thereof) which, during the year, terminate or lapse without payment of consideration, shall be equal to 1.5% of the number of shares outstanding at December 31 of the preceding calendar year. The number of shares of Common Stock that may be issued under the 2010 Plan is subject to adjustment, as described below.

Administration.    The 2010 Plan will be administered by the Compensation Committee, which may delegate its duties and powers in whole or in part to any subcommittee of the Compensation Committee consisting solely of at least two individuals who are intended to qualify as “independent directors” within the meaning of the New York Stock Exchange listed company rules, “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code, “outside directors” within the meaning thereof. In addition, to the extent permitted or not prohibited by the Delaware General Corporation Law, the Compensation Committee may delegate the authority to grant awards to any employee or group of employees; provided that such delegated authority shall not include the authority to grant awards to any individual who is subject to Section 16 of the Exchange Act and any grants made pursuant to such delegated authority are consistent with the guidelines established by the Committee from time to time. The Compensation Committee has the power and the authority to make, and establish the terms and conditions of, any award to any person eligible to be a participant, consistent with the provisions of the 2010 Plan, and to waive any such terms and conditions at any time, except as provided in the 2010 Plan. The Compensation Committee is authorized to interpret the 2010 Plan, to establish, amend and rescind any rules and regulations relating to the 2010 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2010 Plan, and may delegate such authority, as it deems appropriate.

The Company will reserve the number of shares of Common Stock necessary to satisfy the maximum number of shares that may be issued under the 2010 Plan. The number of shares available for issuance under the 2010 Plan will be reduced by the full number of shares covered by awards granted under the 2010 Plan (including, without limitation, the full number of shares covered by any stock appreciation right, regardless of whether any such stock appreciation right is ultimately settled in cash or by the issuance of shares); provided, however, that the number of shares covered by awards (or portions thereof) that are forfeited or that otherwise terminate or lapse without the payment of consideration thereof (prior to the actual issuance of such shares) will again become available for issuance under the 2010 Plan.

Limitations; No Repricing.    No award may be granted under the 2010 Plan after the fifth anniversary of the meeting of stockholders of the Company at which the Plan is approved. Awards granted prior to such fifth anniversary may extend beyond such date.

The 2010 Plan prohibits the repricing of stock options or stock appreciation rights awarded under the 2010 Plan without the approval of the Company’s stockholders, except as permitted in connection with a stock dividend or split, reorganization, recapitalization or a similar event at the Company or a similar event or a “change in control” of the Company.

Stock Options and Stock Appreciation Rights.    The Compensation Committee may award nonqualified or incentive stock options under the 2010 Plan. Options granted under the 2010 Plan will become vested and exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee at the time of grant, but in no event will an option be exercisable more than 10 years after it is granted. Participants awarded stock options will not receive dividends or dividend equivalents or have any voting rights with respect to shares of Common Stock underlying the stock options.

The exercise price per share of Common Stock for any stock option awarded will not be less than 100% of the fair market value of a share of Common Stock on the day the stock option is granted. To the extent permitted by the Compensation Committee, the exercise price of a stock option may be paid in cash or its equivalent, in shares of Common Stock having a fair market value equal to the aggregate stock option exercise price; partly in cash and partly in shares of Common Stock; or through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the stock option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate stock option exercise price for the shares of Common Stock being purchased.

The Compensation Committee may grant stock appreciation rights independent of or in connection with a stock option. The exercise price of a stock appreciation right will not be less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted; except that, in the case of a stock appreciation right granted in conjunction with a stock option, the exercise price will not be less than the exercise price of the related stock option. In no event will a stock appreciation right be exercisable for a period of more than 10 years after it is granted. Participants awarded stock appreciation rights will not receive dividends or dividend equivalents or have any voting rights with respect to shares of Common Stock covered by the stock appreciation rights. Each stock appreciation right granted independent of a stock option will entitle a participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price, times (ii) the number of shares of Common Stock covered by the stock appreciation right. Each stock appreciation right granted in conjunction with a stock option will entitle a participant to surrender the unexercised stock option and to receive (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price per share, times (ii) the number of shares of Common Stock covered by the option, or portion thereof, which is surrendered. Payment will be made in shares of Common Stock and/or cash (with any share of Common Stock valued at fair market value), as determined by the Compensation Committee.

Restricted Stock.    The Compensation Committee will determine the number of shares of restricted stock to grant to a participant, the duration of the period during which, and the conditions, if any, under which the restricted stock may be forfeited to the Company and the other terms and conditions of restricted stock awards. Not less than 95% of the shares of restricted stock granted under the 2010 Plan that are subject to time-based vesting (but not performance-based vesting) will remain subject to forfeiture for at least three years from the date of grant, subject to earlier termination of such potential for forfeiture in whole or in part under certain circumstances. Dividends paid on any shares of restricted stock may be paid directly to the Participant, withheld by the Company subject to vesting of the shares of restricted stock pursuant to the terms of the applicable award agreement, or may be reinvested in additional shares of restricted stock, as determined by the Compensation Committee in its sole discretion; provided that for shares of restricted stock that are subject to vesting on the attainment of a performance goal, dividends may be withheld and paid only with respect to those shares of restricted stock for which the restrictions ultimately lapse and the shares of restricted stock vest. Certain restricted stock awards granted under the 2010 Plan may be granted in a manner designed to make them deductible by the Company under Section 162(m) of the Code. Such awards will be based on one or more of the performance criteria set forth below and a minimum performance period of one year.

Other Stock-Based Awards.    The Compensation Committee, in its sole discretion, may grant stock awards and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the Common Stock, including, but not limited to, shares awarded as a bonus and not subject to any conditions, shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, restricted stock units, performance stock units, dividend equivalent units, stock equivalent units and deferred stock units. Such stock-based awards may be in such form, and dependent on such conditions, as the Compensation Committee determines, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. For stock-based awards settled in shares of Common Stock that are subject to time-based vesting (but not performance-based vesting), not less than 95% of such stock-based awards will vest and become payable at least three years after the date of grant, subject to earlier vesting in whole or in part under certain circumstances, and for stock-based awards settled in shares of Common Stock that are subject to vesting upon the attainment of performance objectives, the minimum performance period will be one year and dividend equivalents may be accrued and paid only with respect to the shares for which the stock-based award ultimately vests.

Performance-Based Awards.    Certain restricted stock awards and other stock-based awards granted under the 2010 Plan may be granted in a manner designed to make them deductible by the Company under Section 162(m) of the Code. A participant’s performance-based award will be determined based on the attainment of written performance goals approved by the Compensation Committee for a performance period of not less than one year established by the Compensation Committee. The performance goals, which must be objective, will be based upon one or more of the following criteria: (i) operating income before depreciation and amortization (“OIBDA”), including adjusted OIBDA; (ii) operating income, including adjusted operating income; (iii) net income, including adjusted net income; (iv) earnings per share, including adjusted earnings per share; (v) return on stockholders’ equity; (vi) revenues or sales; (vii) free cash flow; (viii) return on invested capital, including adjusted return on invested capital; (ix) total stockholder return; and (x) cash flow from operations. The foregoing criteria may relate to the Company, one or more of its affiliates or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee shall determine. In addition, to the extent consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to extraordinary items.

Non-Employee Director Awards.    Awards to non-employee directors under the 2010 Plan, will be made pursuant to formulas established by the Board in advance of the grant and may be made at the time a non-employee director first joins the Board and, thereafter, in annual grants at or following the annual meeting of stockholders.

Adjustments upon Certain Events.    In the event of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distribution to stockholders of shares other than regular cash dividends or any transaction similar to the foregoing, the Compensation Committee, in its sole discretion, will (subject to limitations due to Section 409A of the Code) adjust (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the 2010 Plan or pursuant to outstanding awards; (ii) the maximum number of shares for which awards (including limits established for restricted stock or other stock-based awards) may be granted during a calendar year to any participant; (iii) the exercise price of any option or stock appreciation right; and/or (iv) any other affected terms of such awards.

In the event of a change in control of the Company, the Compensation Committee may (subject to limitations due to Section 409A of the Code) but will not be obligated to (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an award; (ii) cancel awards for fair value; (iii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the 2010 Plan, as determined by the Compensation Committee in its sole discretion; or (iv) provide that for a period of at least 30 days prior to the change in control, such stock options will be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such stock options will terminate.

Subject to the restrictions on repricing, awards may, in the Compensation Committee’s discretion, be granted under the 2010 Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company, any of its affiliates or a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines. The number of shares underlying any substitute awards shall be counted against the plan share limit; provided, however, that substitute awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines shall not be counted against the plan share limit; provided further, however, that substitute awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines shall be counted against the maximum aggregate number of shares available for incentive stock options under the 2010 Plan.

Transferability.    Unless otherwise determined by the Compensation Committee, an award will not be transferrable or assignable by a participant otherwise than by will or the laws of descent and distribution. An award exercisable after the death of a participant may be exercised by the participant’s legatees, personal representatives and distributees.

Amendment and Termination.    The Board of Directors or the Compensation Committee may amend, alter or discontinue the 2010 Plan, but no amendment, alteration or discontinuation will be made (i) without stockholder approval, if such action would (A) increase the total number of shares of

Common Stock reserved for the purposes of the 2010 Plan, (B) increase the maximum number of shares of restricted stock or other stock-based awards that may be awarded thereunder, (C) increase the maximum number of shares for which awards may be granted to any participant (D) amend the 2010 Plan to permit repricing of options or stock appreciation rights (provided, however, that the Committee may amend the 2010 Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code or other applicable laws), or (E) otherwise be required to be approved by stockholders pursuant to applicable law or regulation or the rules of the NYSE or Section 162(m) of the Code; or (ii) without the consent of a participant, if such action would diminish any of the rights of the participant under any award previously granted to the participant under the 2010 Plan.

International Participants.    The Compensation Committee may amend the term of the 2010 Plan or awards for participants who reside or work outside the United States and who are not (or not expected to be) covered employees within the meaning of 162(m) of the Code, in order to conform such terms to the requirements of the local law or to obtain more favorable tax treatment for the participants or the Company.

Awards under the 2010 Plan and Awards During 2009

No awards have been made under the 2010 Plan. Any awards under the 2010 Plan will be determined by the Compensation Committee in its discretion. It is, therefore, not possible to predict the awards that will be made to particular individuals in the future under the 2010 Plan. Stock options, restricted stock units and performance stock units awarded to the named executive officers in 2009 under the Company’s 2006 Plan are set forth under “Compensation — Grants of Plan-Based Awards During 2009.”

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Nonqualified stock options covering an aggregate of 1,283,779 shares of Common Stock were awarded during 2009 to the Company’s current executive officers as a group (7 people) and approximately 12.6 million nonqualified stock options were awarded during 2009 to all employees other than current executive officers.

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Restricted stock units representing an aggregate of 227,274 shares of Common Stock were awarded during 2009 to the Company’s current executive officers as a group (7 people) and approximately 6.4 million restricted stock units were awarded during 2009 to all employees other than current executive officers.

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Performance stock units representing an aggregate of 227,274 shares of Common Stock were awarded during 2009 to the Company’s current executive officers as a group (7 people) and no target performance stock units were awarded during 2009 to all employees other than current executive officers.

Tax Status of 2010 Plan Awards

The following discussion of the U.S. federal income tax status of awards under the 2010 Plan is based on current U.S. federal tax laws and regulations and does not purport to be a complete description of the U.S. federal income tax laws. Participants may also be subject to certain state and local taxes or may be subject to taxes imposed by countries other than the U.S., none of which are described below.

Nonqualified Stock Options.    If the stock option is a nonqualified stock option, no income is realized by the participant at the time of grant of the stock option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of shares of Common Stock to the Company), ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount. If a stock option is exercised by delivering Common Stock to the Company, a number of shares received by the optionee equal to the number of shares so delivered will be received free of tax and will have a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares of Common Stock received by the participant will be taxable to the participant as ordinary income, and the participant’s tax basis in such shares will be their fair market value on the date of exercise. Upon disposition, any difference between the participant’s tax basis in the shares of Common Stock and the amount realized on disposition of the shares is treated as capital gain or loss.

Incentive Stock Options.    If the option is an incentive stock option, no income is realized by the participant upon award or exercise of the option, and no deduction is available to the Company at such times. If the Common Stock purchased upon the exercise of an incentive stock option is held by a participant for at least two years from the date of the grant of such option and for at least one year after exercise, any resulting gain is taxed, upon disposition of the shares, at long-term capital gains rates. If the Common Stock purchased pursuant to the option is disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price, is taxed at ordinary rates as compensation paid to the participant, and the Company is entitled to a deduction for an equivalent amount. Any amount realized by the participant in excess of the fair market value of the stock at the time of exercise is taxed at capital gains rates.

Stock Appreciation Rights.    No income is realized by the participant at the time a stock appreciation right is granted, and no deduction is available to the Company at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash and/or the fair market value of the Common Stock received by the participant, and the Company will be entitled to a deduction of equivalent value.

Restricted Stock; Stock Awards.    Subject to Section 162(m) of the Code, the Company receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock at the time the restrictions on the shares awarded lapse, unless the participant elects to recognize such income immediately by so electing not later than 30 days after the date of grant by the Company to the participant of a restricted stock award as permitted under Section 83(b) of the Code, in which case both the Company’s deduction and the participant’s inclusion in income occur on the grant date. The value of any part of a stock award distributed to participants is taxable as ordinary income to such participant in the year in which such stock is received, and the Company will be entitled to a corresponding tax deduction, subject to Section 162(m) of the Code.

Restricted Stock Units.    Subject to Section 162(m) of the Code, the Company receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock units at the time the restricted stock units vest and shares of Common Stock are issued. Section 83(b) of the Code is not applicable to restricted stock units. The value of any part of a stock award distributed to participants is taxable as ordinary income to such participant in the year in which such stock is received, and the Company will be entitled to a corresponding tax deduction, subject to Section 162(m) of the Code.

Section 162(m).    Section 162(m) of the Code, as interpreted by the Internal Revenue Service, generally disallows a tax deduction to public companies for compensation over $1 million paid to the

Chief Executive Officer and the three other most highly compensated executive officers in any taxable year of the Company (other than the Chief Financial Officer). Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. One requirement is shareholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants and (iii) the class of employees eligible to receive awards. In the case of restricted stock and performance-based awards, other requirements generally are that objective performance goals and the amounts payable upon achievement of the goals be established by a committee of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. In the case of stock options and stock appreciation rights, other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the stock option or stock appreciation right be not less than the fair market value of the Common Stock on the date of grant.

Section 409A.    Section 409A of the Code generally establishes rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 2010 Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A of the Code. It is intended that the provisions of the 2010 Plan comply with Section 409A of the Code, and all provisions of the 2010 Plan shall be interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. The Company reserves the right to make amendments to any award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such participant or for such participant’s account in connection with an award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold such participant harmless from any or all of such taxes or penalties.

Other Information and Conclusion

On March 15, 2010, the closing sale price of the Common Stock, as reported on the New York Stock Exchange, was $30.46 per share.

The Company believes that its best interests will be served by the approval of the 2010 Plan. The 2010 Plan will enable the Company to be in a position to continue to grant long-term incentive awards to employees, directors, and advisors including those who through promotions and development of the Company’s business will be entrusted with new and more important responsibilities, while preserving, where appropriate, the tax deductibility of these awards.

The Board of Directors recommends a vote FOR the approval of the Time Warner Inc. 2010 Stock Incentive Plan.

Vote Required for Approval

The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to approve the 2010 Plan.

PROPOSAL FOUR: Approval of an Amendment to the Company’s By-laws to Provide that Holders of at Least 15% of the Combined Voting Power of the Company’s Outstanding Capital Stock May Request a Special Meeting of Stockholders

The Board of Directors is asking the stockholders to approve an amendment to the Company’s By-laws to provide holders of 15% or more of the Company’s outstanding shares of Common Stock with the right to request that the Board call a special meeting of stockholders (the “Amendment”). In the Board’s view, lowering the current ownership threshold from 25% (as set forth in the By-laws) to 15% of the outstanding shares of Common Stock is appropriate in light of the views expressed by the Company’s stockholders on this matter, the practices and experience of other leading companies, the Company’s size and stockholder composition and the costs and risks associated with calling special stockholder meetings. A copy of the Amendment is attached as Annex B to this proxy statement.

The Amendment is responsive to the views expressed by the Company’s stockholders, both at the annual meeting of stockholders in 2009 and in other forums. A stockholder proposal that requested the Board to take steps to give holders of 10% of the outstanding Common Stock (or the lowest percentage allowed by law above 10%) the power to call special stockholder meetings was submitted at the Company’s 2009 annual meeting and received support from 55.8% of the shares cast at the meeting, representing 44.4% of the Company’s then-outstanding shares. In discussions with the Company, however, stockholders have expressed a range of views as to the appropriate threshold, with some stockholders indicating that, while they voted in favor of the proposal calling for a 10% threshold, they actually preferred a threshold between 10% and 25%.

In considering the appropriate stock ownership threshold, the Board reviewed the practices of other companies. The Board noted that there is no single “best practice” in this area, and companies have a wide range of ownership thresholds and other requirements for stockholders to be able to call special meetings of stockholders.

The Board believes that the Amendment is appropriate based on the Company’s current size and stockholder composition. A 15% threshold would enable a relatively small number of the Company’s stockholders to request a special meeting, while still helping to ensure that the proponents of holding a special meeting hold a meaningful stake in the Company.

The Amendment is also appropriate in view of the costs and risks, to both the Company and its stockholders, associated with holding special stockholder meetings. The Board believes that special meetings should be extraordinary events that occur when fiduciary obligations or strategic concerns regarding the matters to be addressed at the meeting outweigh waiting until the next annual meeting. For every special meeting of stockholders, the Company is required to provide each holder of its Common Stock a notice and proxy materials, which results in significant legal, printing and mailing expenses as well as other costs normally associated with holding a meeting of stockholders. Moreover, preparing for stockholder meetings requires significant attention of the Company’s directors, officers and employees, diverting their attention away from performing their primary function, which is to operate the Company’s business in the best interests of the stockholders. Lowering the threshold to a level below 15% would permit one or a few stockholders to call a special meeting, which may serve their narrow purposes or special interests rather than those of the majority of the Company’s stockholders. This is particularly the case when the temporary borrowing of shares, which distorts an investor’s true ownership interest, can be utilized to meet the required threshold necessary to request that the Board call a special meeting of stockholders. Establishing a 15% threshold would provide stockholders a meaningful ability to request that the Board call a special meeting, while helping protect against these concerns.

Finally, the Company has established strong corporate governance practices, including effective means for stockholders to communicate with the Company, which lessens the need for special meetings of stockholders. Among other actions, the Company’s independent directors have adopted processes by which stockholders may communicate with the Company’s directors, which are described in a policy statement posted on the Company’s website. The Company and the Board will continue to respond to concerns of its stockholders, regardless of the level of share ownership.

The Board therefore believes that the Amendment strikes the right balance in enhancing stockholder rights, responding to stockholder views on this matter, and protecting against the risk that a small minority of stockholders could call an unlimited number of special meetings for any reason, which would be disruptive to the Company’s normal business operations and expensive for the Company and its stockholders.

The Board of Directors recommends a vote FOR the approval of the Amendment.

Vote Required for Approval

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Amendment.

STOCKHOLDER PROPOSALS

PROPOSAL FIVE: Proposal Regarding Simple Majority Vote

Mr. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, the beneficial owner of 1,333 shares of Common Stock, has advised the Company that he intends to propose a resolution at the Annual Meeting. Mr. Steiner has appointed Mr. John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 and/or Mr. Chevedden’s designee to act on his behalf in matters relating to the proposed resolution. The proposed resolution and statement in support thereof are set forth below:

5 — Adopt Simple Majority Vote

RESOLVED, Shareholders request that our board take the steps necessary so that each shareholder voting requirement in our charter and bylaws, that calls for a greater than simple majority vote, be changed to a majority of the votes cast for and against the proposal to the fullest extent permitted by law. This includes each 80% supermajority provision in our charter and/or bylaws.

Supporting Statement

Currently a 1%-minority can frustrate our 79%-shareholder majority. Also our supermajority vote requirement(s) can be almost impossible to obtain when one considers abstentions and broker non-votes. Supermajority requirements are arguably most often used to block initiatives supported by most shareowners but opposed by management. For example, a Goodyear (GT) management proposal for annual election of each director failed to pass even though 90% of votes cast were yes-votes.

Our company’s 2007 management proposal to eliminate certain super-majority vote provisions received our 98%-support and should have been more comprehensive. Now it is necessary to vote again on this issue even after our 98%-support.

This proposal topic also won from 74% to 88% support at the following companies in 2009: Weyerhaeuser (WY), Alcoa (AA), Waste Management (WM), Goldman Sachs (GS), FirstEnergy (FE), McGraw-Hill (MHP) and Macy’s (M). The proponents of these proposals included Nick Rossi, William Steiner, James McRitchie and Ray T. Chevedden.

The merit of this Simple Majority Vote proposal should also be considered in the context of the need for improvement in our company’s 2009 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, rated our company “Very High Concern” for executive pay. The directors on our executive pay committee received 17% to 25% in our against-votes: Frank Caufield, Mathias Dopfner, Deborah Wright and Michael Miles (25%). While these directors were receiving 17% to 25% in against-votes, four of our other directors were receiving less than 2% in against-votes.

Our executive pay committee directors also served on these boards rated “D” by The Corporate Library: Frank Caufield, JER Investors Trust (JERT.PK); Deborah Wright, Kraft (KFT) and Michael Miles, Citadel Broadcasting (CTDB.OB). Our other directors served on these D-rated boards: James Barksdale FedEx (FDX); Robert Charles Clark, Omnicom Group (OMC) and Stephen Bollenbach (our Lead Director no less), KB Home (KBH) and Macy’s (M).

Our board was the only significant directorship for four of our directors: Jessica Einhorn, Kenneth Novack, Mathias Dopfner and William Barr. This could indicate a significant lack of current transferable director experience for these directors.

We also had no shareholder right to vote on executive pay, act by written consent, an independent board chairman or cumulative voting. Shareholder proposals to address all or some of these topics have received majority votes at other companies and would be excellent topics for our next annual meeting.

The above concerns shows there is need for improvement. Please encourage our board to respond positively to this proposal: Adopt Simple Majority Vote — Yes on 5.

COMPANY RECOMMENDATION:

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

The proponent requests that the Board take the steps necessary to amend the Company’s Restated Certificate of Incorporation and By-laws to eliminate each 80% super-majority provision and to provide for a “simple majority” vote standard. The Board believes that the proposed change in voting standards is unnecessary, inconsistent with prior votes by the Company’s stockholders on this topic, and unwise as a matter of good governance and the long-term interests of the Company’s stockholders.

The proposal is unnecessary because the Company has already eliminated all of the 80% super-majority vote provisions in its governance documents. In 2007 and 2008, the Company submitted proposed amendments for stockholder approval to eliminate the 80% super-majority voting provisions from the Company’s Restated Certificate of Incorporation, and the Company’s stockholders approved these proposals by votes of 88.1% and 86.8% of the outstanding shares, respectively. Thus, since June 4, 2008, when the Company filed a certificate of amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware, there have been no super-majority voting provisions in either its Restated Certificate of Incorporation or By-laws.

The proposal is also inconsistent with the current approach to voting standards, which was overwhelmingly approved by the Company’s stockholders in 2007 and 2008. The Company’s governance documents currently provide a “simple majority” vote standard (i.e., a majority of the votes cast) for most matters subject to stockholder vote, including all of the stockholder proposals being voted upon at this year’s annual meeting of stockholders. But, as approved by the Company’s stockholders in 2007 and 2008, the Company’s governance documents provide for an “actual majority” standard (i.e., a majority of the Company’s outstanding voting power) for a select number of actions:

•	any increase or decrease of the number of authorized shares of the Company’s Preferred Stock, the Common Stock or the Series Common Stock (but not below the number of shares then outstanding);

•

any amendments to the provisions in the Restated Certificate of Incorporation relating to (i) the limitation of directors’ liability or (ii) the Company’s ability to redeem shares when a redemption is necessary to prevent the loss or secure the reinstatement of any license or franchise of the Company or its subsidiaries from a government agency;

•	any amendments to the Company’s By-laws (or the adoption of new By-laws) when the amendment or adoption is voted on by stockholders without the approval of a majority of the Board; and

•	any amendments to the provision in the Company’s Restated Certificate of Incorporation that sets forth the actual majority voting standard with respect to the second action listed above.

As a matter of good governance and to advance the interests of the Company’s stockholders, the Board believes that it is important to retain an actual majority vote standard for the few actions described above. The actual majority vote standard helps to ensure that certain fundamental changes to the Company’s governance documents are made only with a broad consensus of stockholders, rather than by a “simple majority” of stockholders (which may, in practice, be a minority of shares outstanding). For instance, if the simple majority voting standard were adopted as proposed and only 50.1% of the shares outstanding were present and vote at a stockholders meeting, as little as 25.1% of the outstanding voting power of the Company’s stockholders could approve corporate changes that may negatively affect the interests of the Company’s stockholders — such as an increase in the number of authorized shares of stock that results in issuances of additional shares and dilution of current stockholders’ interests, actions that could cause the loss of important government licenses, or changes in the Company’s By-laws that could eliminate or restrict the power of the Board, Board committees or officers, or change quorum or voting mechanics in a manner that favors particular stockholder groups.

Accordingly, for the reasons stated above, the Board believes that the proposal is not in the best interests of the Company or its stockholders. Therefore, it recommends a vote AGAINST the proposal.

Vote Required for Approval

The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to adopt this proposal.

PROPOSAL SIX: Proposal Regarding Equity Retention Policy

The Trust for the International Brotherhood of Electrical Workers’ Pension Benefit Fund, 900 Seventh Avenue, NW, Washington, DC 20001, the beneficial owner of 48,689 shares of Common Stock, has advised the Company that it intends to propose a resolution at the Annual Meeting. The proposed resolution and statement in support thereof are set forth below:

Resolved, that stockholders of Time Warner, Inc. (“Company”) urge the Compensation Committee of the Board of Directors (the “Committee”) to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until two years following the termination of their employment (through retirement or otherwise), and to report to stockholders regarding the policy before Company 2011 annual meeting of stockholders. The stockholders recommend that the Committee not adopt a percentage lower than 75% of net after-tax shares. The policy should address the permissibility of transactions such as hedging transactions which are sales but reduce the risk of loss to the executive.

Supporting Statement

Equity-based compensation is an important component of senior executive compensation at Company.

Requiring senior executives to hold a significant portion of shares obtained through compensation plans after the termination of employment would focus them on Company long-term success and would better align their interests with those of Company stockholders. In the context of the current financial climate, we believe it is imperative that companies reshape their compensation policies and practices to discourage excessive risk-taking and promote long-term, sustainable value creation. A

2002 report by a commission of The Conference Board endorsed the idea of a holding requirement, stating that the long-term focus promoted thereby “may help prevent companies from artificially propping up stock prices over the short-term to cash out options and making other potentially negative short-term decisions.”

The Company has established stock ownership guidelines for executive officers. The Chairman and Chief Executive Officer, the Executive Vice Presidents and Division CEOs are required to hold Company Common Stock with a value equal to at least 5 times, 2 times, and 3 times their respective salaries by no later than January 2008 (or 5 years following election to the applicable position, if later).

We believe this policy does not go far enough to ensure that equity compensation builds executive ownership, especially given the extended time period for compliance. We also view a retention requirement approach as superior to a stock ownership guideline because a guideline loses effectiveness once it has been satisfied.

We urge stockholders to vote for this proposal.

COMPANY RECOMMENDATION:

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

The Board is committed to ensuring that its compensation program provides the proper incentives to align executives’ interests with the long-term interests of stockholders. This proposal is unnecessary, however, because the Company already has equity retention guidelines that can extend beyond an individual’s service with the Company, stock ownership guidelines that require executives to hold the Common Stock with a value equal to a multiple of their base salary, and a compensation program that effectively aligns the long-term interests of executives with those of the stockholders. Further, the Board believes that the proposal, if adopted, would be counter-productive, because it would reduce the effectiveness of equity awards as an incentive for executives during their tenure and make it more difficult to attract, motivate and retain executives.

First, since January 2003, senior executives have been subject to Board-adopted equity retention requirements that can extend up to a year beyond the date of an executive’s service with the Company. Under these guidelines, beginning with the stock options awarded in 2003, executive officers must retain, for at least twelve months after exercise of a stock option, shares of the Company’s Common Stock representing at least 75% of the after-tax gain that the executive realizes upon exercise of the stock option (assuming a 50% tax rate for purposes of the calculation).

Second, in 2003, the Board established stock ownership guidelines that are expressed as a multiple of salary, with the Chairman and CEO and the Executive Vice Presidents being required to hold Time Warner Common Stock (including restricted stock units) with a value equal to at least 5 times and 2 times their respective salaries by no later than January 2008 (or 5 years following election to the applicable position, if later). Division CEOs are also required to hold Time Warner Common Stock with a value equal to at least 3 times their respective salaries. The Compensation and Human Development Committee reviews the Common Stock held by the covered individuals annually to determine their ownership levels. As of February 2010, all of the named executive officers had exceeded their required stock ownership levels.

Third, the Compensation and Human Development Committee has approved a compensation program that aligns executives’ compensation with long-term stockholder interests. Among other things:

•	Stock option grants generally become exercisable, or vest, in installments of 25% over a four-year period;

•	Awards of restricted stock units generally vest in equal installments on each of the third and fourth anniversaries of the date of grant; and

•

Performance stock units generally vest on the third anniversary of the date of grant (except that certain performance stock units granted to Mr. Bewkes vest on the fifth anniversary of the date of grant) in amounts determined based on the Company’s achievement of specified performance criteria.

Thus, the Board believes that the Company’s current compensation programs already address and meet the goals of the proposal.

In addition, the proposal would actually undermine the interests of our stockholders. Requiring executives to retain a majority of the equity component of their compensation for two years following termination of employment may ultimately encourage our executives to leave the Company earlier than they otherwise would so that they can realize the value of their vested equity awards sooner. The proposal’s high equity retention requirement and long holding period may also make the Company’s equity awards less competitive relative to peer companies and thereby diminish the Company’s ability to attract and retain talented executives.

The Board and the Compensation and Human Development Committee remain committed to the design and implementation of an equity compensation program that, together with stock ownership and retention guidelines and other policies, align the interests of our executives with those of our stockholders, and help attract, motivate and retain our executives. The Board therefore recommends a vote AGAINST the proposal.

Vote Required for Approval

The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to adopt this proposal.

PROPOSAL SEVEN: Proposal Regarding Advisory Vote on Executive Compensation

Mercy Investment Program, 205 Avenue C, #10E, New York, NY 10009, the beneficial owner of 16 shares of Common Stock, joined by five other organizations, whose names, addresses and stockholdings will be provided by the Company upon request, has advised the Company that they intend to propose a resolution at the Annual Meeting. The proposed resolution and statement in support thereof are set forth below:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Time Warner -2010

RESOLVED, that shareholders of Time Warner request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Supporting Statement

Investors are increasingly concerned about mushrooming executive compensation especially when it is insufficiently linked to performance. In 2009 shareholders filed close to 100 “Say on Pay” resolutions. Votes on these resolutions averaged more than 46% in favor (Time Warner 46.3%), and more than 20 companies had votes over 50%, demonstrating strong shareholder support for this reform.

Investor, public and legislative concerns about executive compensation have reached new levels of intensity. A 2009 report by The Conference Board Task Force on Executive Compensation, noting that pay has become a flashpoint, recommends taking immediate and credible action “in order to restore trust in the ability of boards to oversee executive compensation” and calls for compensation programs which are “transparent, understandable and effectively communicated to shareholders.”

An advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. We believe this vote would provide our board and management useful information about shareholder views on the company’s senior executive compensation especially when tied to an innovative investor communication program.

Over 25 companies have agreed to an Advisory Vote, including Apple, Ingersoll Rand, Microsoft, Occidental Petroleum, Hewlett-Packard, Intel, Verizon, MBIA and PG&E. And nearly 300 TARP participants implemented the Advisory Vote in 2008, providing an opportunity to see it in action.

RiskMetrics group recommends votes in favor, noting: “RiskMetrics encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.”

We believe existing SEC rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

We believe voting against the election of Board members to send a message about executive compensation is a blunt, sledgehammer approach, whereas an Advisory Vote provides shareowners a more effective instrument.

We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors would find a management sponsored Advisory Vote a helpful tool.

COMPANY RECOMMENDATION:

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

The Board of Directors appreciates the goal of the proposal, which is to provide stockholders with a mechanism to convey their views regarding executive compensation. As explained below, however, the Board recommends a vote against this proposal because the Board believes that:

(i)	the proposal, as drafted, would not convey meaningful information to the Board or the Compensation and Human Development Committee;

(ii)	the proposal would also involve stockholders in voting on specific levels of executive compensation for individuals rather than, for example, voting on overall compensation policies or programs;

(iii)	stockholders currently have effective mechanisms to express their views on executive compensation matters; and

(iv)	in light of proposed legislation that would mandate stockholder advisory votes on executive compensation, adopting a separate process for an advisory vote would be premature and may conflict with the final rules governing stockholder advisory votes.

First, the Board believes that the stockholder advisory vote, as proposed, would not provide the Board or the Compensation and Human Development Committee with meaningful information regarding stockholders’ views about executive compensation. The proposed advisory vote would provide only a “for” or “against” vote regarding named executive officers’ compensation set forth in the Summary Compensation Table and the accompanying narrative disclosure without providing information as to the particular aspects of the executive compensation or disclosure that affected the vote.

Second, the proposal seems to request that stockholders vote on executive compensation levels itself, rather than being an effective method to provide the stockholders’ views regarding the Company’s compensation programs or policies. Executive compensation decisions are traditionally made by independent compensation committees of the board of directors, which have access to detailed information on individual performance, company performance and market data. Stockholders have traditionally had a role in voting on whether to approve equity compensation plans and performance-based compensation plans. As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation and Human Development Committee, which is composed entirely of independent directors, oversees a carefully designed executive compensation program consistent with its pay-for-performance philosophy, and the Committee makes compensation-related decisions after careful review of substantial data, including detailed information regarding each executive’s performance. The proposal would request stockholders to vote on the Committee’s executive compensation decisions without having performed a detailed review, as the Committee has, of a substantial amount of information.

Third, the Company’s stockholders currently have a more effective mechanism to express their views regarding executive compensation matters to the Board, the Compensation and Human Development Committee and management of the Company.

•

Any stockholder may communicate directly in writing to the full Board, any Board Committee, or any individual director, by using the process described under “Other Procedural Matters — Communicating with the Board of Directors” in this Proxy Statement.

•	Stockholders may express their views on executive compensation matters to the Board, the Compensation and Human Development Committee and management at the Company’s annual stockholders meetings.

•

On an ongoing basis, representatives of management and the Compensation and Human Development Committee, when appropriate, meet with stockholder representatives and corporate governance groups to discuss the Company’s executive compensation philosophy, policies and practices.

Unlike the proposal, the Company’s existing methods for stockholder communications allow stockholders to express their views with respect to particular aspects of executive compensation. The Company has actively engaged with its stockholders regarding executive compensation, and the Committee has adopted various policies to strengthen the Company’s executive compensation practices, including its “pay-for-performance policy” (requiring that a majority of total target compensation for named executive officers consist of performance-based components), equity dilution policy, stock ownership and retention guidelines, and “clawback” policy, which provides for the recovery of previously paid executive compensation under certain circumstances.

Fourth, in 2009, legislation was introduced in the U.S. Congress that would require public companies to hold annual “say on pay” advisory votes on executive compensation. The Obama administration supports annual advisory votes, and it is expected that the U.S. Congress will enact legislation requiring annual advisory votes on executive compensation for all U.S. public companies. A regulatory approach should allow for careful consideration of the matter in the context of other regulations and a more consistent implementation of advisory votes for all U.S. public companies. Therefore, the Board believes that adopting the proposal in advance of final legislation would be premature and may ultimately conflict with the regulatory requirements that are adopted.

For the reasons set forth above, the Board believes that the most constructive approach for the Company to take with respect to the proposed advisory vote is to continue its dialogue with stockholders and other interested parties on executive compensation matters while legislative actions proceed. Accordingly, the Board of Directors recommends a vote AGAINST the proposal.

Vote Required for Approval

The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to adopt this proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no such filings were required, the Company believes that during 2008, its officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements in a timely manner, except that a Form 4 was filed late on November 23, 2009, on behalf of John K. Martin, Jr., the Company’s Executive Vice President and Chief Financial Officer, to report the sale of 114 shares of Common Stock in connection with the rollover of his account balance in the TWC Savings Plan into the Time Warner Savings Plan in connection with Cable Separation on March 12, 2009. The rollover was effected by transferring the cash proceeds from the sale of shares held in investment funds in the TWC Savings Plan to similar investment funds, to the extent possible, in the Time Warner Savings Plan. The cash from the sale of shares of Time Warner Cable common stock and the 114 shares of Common Stock previously held in the TWC Savings Plan was used to acquire 153 additional shares of Common Stock, which are held in the Time Warner Savings Plan.

OTHER PROCEDURAL MATTERS

Procedures for Submitting Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.    Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2011 annual meeting of stockholders, proposals from stockholders must be received by the Company no later than December 8, 2010, and must otherwise comply with the requirements of Rule 14a-8.

Proposals not Included in the Proxy Statement.    In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2011 annual meeting of stockholders, such a proposal must be received by the Company on or after January 21, 2011 but no later than February 20, 2011. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present the proposal at such meeting, the Company is not required to present the proposal for a vote at such meeting.

Procedures for Submitting Director Recommendations and Nominations

Submitting Director Recommendations to the Nominating and Governance Committee.    The Nominating and Governance Committee has adopted a policy statement regarding its consideration of director candidates recommended by stockholders. It is the Committee’s policy to apply the same criteria in reviewing director candidates, regardless of whether the candidate is proposed by a stockholder or is identified through another source. If a stockholder would like the Nominating and Governance Committee to consider an individual as a candidate for election to the Board of Directors, the stockholder must submit a proper and timely request as follows:

•

Timing.    The stockholder should notify the Nominating and Governance Committee by no later than September 1 of the year prior to the annual stockholders meeting at which the candidate would seek to be elected.

•	Information. In notifying the Committee, the stockholder should provide the following information to the Committee:

➢	The name and the address of the stockholder making the submission and the name, address, telephone number and social security number of the candidate to be considered.

➢

The class or series and number of shares of the Company’s stock that are beneficially owned by the stockholder making the submission, the amount of time such shares have been held, a description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected.

➢	A copy of the candidate’s resume and references.

➢

An analysis of the candidate’s qualifications to serve on the Board of Directors and on each of the Board’s committees in light of the criteria set forth in the By-laws, Corporate Governance Policy, and the Nominating and Governance Committee’s policy statement regarding director nominations (including all regulatory requirements incorporated by references therein).

•	Address. The foregoing information should be submitted to the Nominating and Governance Committee through the Corporate Secretary, Time Warner Inc., One Time Warner Center, New York, NY 10019-8016.

Stockholder Nominations Submitted to Stockholders.    The Company’s By-laws provide that stockholders may nominate persons for election as directors at the Company’s stockholders meeting by (i) giving timely written notice to the Company containing the stockholder nomination and all required information and (ii) appearing or sending a qualified representative to present such nomination at the stockholders meeting. The Company’s By-laws require that, to be timely and proper, notice of a nomination by a stockholder must be delivered to or mailed to and received at the Company’s principal executive offices as follows:

•

Annual Stockholders Meetings.    For elections to be held at an annual meeting of the stockholders, at least 90 days and no more than 120 days before the first anniversary of the date of the annual meeting of stockholders for the prior year. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder must be delivered or received no earlier than the 120th day before the annual meeting and no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day after the day on which the date of such meeting is first publicly announced.

•

Special Stockholders Meetings.    For elections that are going to take place at a special meeting of the stockholders, no earlier than the 90th day before the special meeting and no later than the close of business on the later of the 60th day before the special meeting or the 10th day after the day on which the date of the special meeting and the names of the nominees to be elected at the meeting are first publicly announced.

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Other Circumstances.    Additionally, if the number of directors to be elected to the Board at an annual meeting of the stockholders is increased and there is no public announcement naming all of the nominees for directors or specifying the size of the increased Board at least 90 days before the first anniversary of the date of the prior year’s annual meeting, a stockholder’s notice will also be timely with respect to nominees for any new positions if it is delivered to or mailed to and received by the Company not later than the 10th day after the public announcement is made.

•

Information.    The notice must contain prescribed information about the proponent and each nominee, including the information about the nominee that would have been required to be included in a proxy statement filed under SEC rules had such nominee been nominated by the Board of Directors.

Address.    All recommendations or nominations by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to the attention of the Corporate Secretary of the Company at One Time Warner Center, New York, NY 10019-8016.

Communicating with the Board of Directors

The Company’s independent directors have adopted a policy statement that sets forth the processes whereby stockholders may communicate with directors. Pursuant to that policy statement, stockholders, employees and others interested in communicating with the Company’s Chairman of the Board should write to the address below:

Jeffrey L. Bewkes

Chairman of the Board and Chief Executive Officer

c/o Office of the Corporate Secretary

Time Warner Inc.

One Time Warner Center

New York, NY 10019-8016

Stockholders and other interested parties who wish to communicate directly with the Board, any of the Board’s committees, the non-employee directors as a group or any individual non-employee director should write to the address below:

[Name of Director or Director Committee/Group]

c/o Office of the Corporate Secretary

Time Warner Inc.

One Time Warner Center

New York, NY 10019-8016

General

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS,

PAUL F. WASHINGTON

Corporate Secretary

April 5, 2010

ANNEX A

TIME WARNER INC.

2010 STOCK INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors and advisors and to motivate such employees, directors and advisors to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such employees, directors and advisors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Act” means The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b) “Affiliate” means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Board in which the Company or an Affiliate has a direct or indirect equity interest of at least 20%, measured by reference to vote or value.

(c) “Award” means an Option, SAR, award of Restricted Stock, or Other Stock-Based Award granted pursuant to the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) any “Person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “Beneficial Owner” within the meaning of Rule 13d-3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

(ii) a change in the composition of the Board since the Effective Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

(iii) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(iv) the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (iii) above that does not otherwise constitute a Change in Control.

(f) “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(g) “Committee” means the Compensation and Human Development Committee of the Board or its successor, or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan or a subcommittee of the Compensation and Human Development Committee (or such other committee) established by the Compensation and Human Development Committee (or such other committee).

(h) “Company” means Time Warner Inc., a Delaware corporation.

(i) “Effective Date” means the date the Board approves the Plan.

(j) “Employment” means (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates or (ii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board or the board of directors of an Affiliate; provided, however that unless otherwise determined by the Committee, a change in a Participant’s status from employee to non-employee (other than a director of the Company or an Affiliate) shall constitute a termination of employment hereunder.

(k) “Fair Market Value” means, on a given date, (i) if there should be a public market for the Shares on such date, the closing sale price of the Shares on the New York Stock Exchange (“NYSE”) Composite Tape, or, if the Shares are not listed or admitted on any national securities exchange, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Shares shall have been reported on the NYSE Composite Tape or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

(l) “ISO” means an Option that is also an incentive stock option granted pursuant to Section 6(d).

(m) “Option” means a stock option granted pursuant to Section 6.

(n) “Option Price” means the price for which a Share can be purchased upon exercise of an Option, as determined pursuant to Section 6(a).

(o) “Other Stock-Based Awards” means awards granted pursuant to Section 9.

(p) “Participant” means an employee, prospective employee, director or advisor of the Company or an Affiliate who is selected by the Committee to participate in the Plan.

(q) “Performance-Based Awards” means certain Other Stock-Based Awards granted pursuant to Section 9(b).

(r) “Plan” means the Time Warner Inc. 2010 Stock Incentive Plan, as amended from time to time.

(s) “Plan Share Limit” has the meaning set forth in Section 3.

(t) “Restricted Stock” means any Share granted under Section 8.

(u) “Section 162(m)” means Section 162(m) of the Code and the Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.

(v) “Section 409A” means Section 409A of the Code and the Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.

(w) “Shares” means shares of common stock of the Company, $.01 par value per share.

(x) “SAR” means a stock appreciation right granted pursuant to Section 7.

(y) “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.

(z) “Substitute Awards” has the meaning set forth in Section 4(c).

3.	Shares Subject to the Plan

Subject to adjustment as provided in Section 10, the total number of Shares available for issuance under the Plan (the “Plan Share Limit”) shall be equal to 70,000,000, of which, no more than 40% may be issued in the form of Restricted Stock or Other Stock-Based Awards payable in Shares and no more than 70,000,000 may be issued with respect to ISOs. The maximum aggregate number of Shares with respect to which Awards may be granted during a calendar year, net of any Shares which are subject to Awards (or portions thereof) which, during such year, terminate or lapse without payment of consideration, shall be equal to 1.5% of the number of Shares outstanding on December 31 of the preceding calendar year. The maximum number of Shares with respect to which Awards may be granted during a calendar year to any Participant shall be 1,200,000; provided that the maximum number of Shares that may be awarded in the form of Restricted Stock or Other Stock-Based Awards payable in Shares during any calendar year to any Participant shall be 500,000. In the case of Awards that are settled in cash based on the Fair Market Value of a Share, the maximum aggregate amount of cash that may be paid pursuant to Awards granted in a calendar year to any Participant shall be equal to the Fair Market Value of a Share as of the relevant vesting, payment or settlement date multiplied by 500,000.

The number of Shares available for issuance under the Plan shall be reduced by the full number of Shares covered by Awards granted under the Plan (including, without limitation, the full number of Shares covered by any SAR, regardless of whether any such SAR or other Award covering Shares under the Plan is ultimately settled in cash or by delivery of Shares); provided, however, that the number of Shares covered by Awards (or portions thereof) that are forfeited or that otherwise terminate or lapse without the payment of consideration in respect thereof shall again become available for issuance under the Plan; and provided further that any Shares that are forfeited after the actual issuance of such Shares to a Participant under the Plan shall not become available for re-issuance under the Plan.

4.	Administration

(a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “independent directors” within the meaning of the NYSE listed company rules, “non-employee directors” within the meaning of Rule 16b-3 under the Act and, to the extent required by Section 162(m), “outside directors” within the meaning thereof. In addition, to the extent permitted or not prohibited by the Delaware General Corporation Law, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that such delegated authority shall not include the authority to grant Awards to any individual who is subject to Section 16 of the Act and any grants made pursuant to such delegated authority are consistent with guidelines established by the Committee from time to time.

(b) The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan, and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions, subject to Sections 8(a) and 9(a)).

(c) Subject to the restrictions on “repricing” of Options and SARs as set forth in Section 5(b), Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the Plan Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the Plan Share Limit; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the maximum aggregate number of Shares available for ISOs under the Plan.

(d) The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the

Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their successors).

(e) The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant, vesting or payout of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5.	Limitations

(a) No Award may be granted under the Plan after August 15, 2014, but Awards granted prior to such date may extend beyond that date.

(b) Notwithstanding any provision herein to the contrary, the repricing of an Option or SAR, once granted hereunder, is prohibited without the prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its exercise price other than a decrease in exercise price that occurs as a result of an adjustment made in connection with a change in capitalization or similar change in the outstanding Shares pursuant to Section 10(a) below; (ii) any other action that is treated as a “repricing” under U.S. generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its exercise price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change in the outstanding Shares permitted under Section 10(a) below. Any such cancellation and exchange described in clause (iii) (other than in connection with a change permitted under Sections 10(a) and 10(b) below) will be considered a “repricing” regardless of whether it is treated as a “repricing” under U.S. generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

(c) With respect to any Awards granted to a Participant who is a non-employee member of the Board at the time of grant, such Awards shall be made pursuant to formulas established by the Board in advance of such grant. Any such Awards shall be made at the time such a Participant first becomes a member of the Board and, thereafter, on an annual basis at or following the annual meeting of stockholders. Such formulas may include any one or more of the following: (i) a fixed number of Options or SARs or a number of Options determined by reference to a fixed dollar amount (calculated based on the Fair Market Value of a Share on the date of grant and the Black-Scholes methodology for valuing Options and SARs), (ii) a fixed number of Shares of Restricted Stock or a number of Shares of Restricted Stock determined by reference to a fixed dollar amount (calculated based on the Fair Market Value of a Share on the date of grant), and (iii) Other Stock-Based Awards determined either by reference to a fixed number of Shares or to a fixed dollar amount (calculated based on the Fair Market Value of a Share on the date of grant).

6.	Terms and Conditions of Options

Options granted under the Plan shall be, as determined by the Committee, nonqualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine, and as evidenced by the related Award agreement:

(a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted.

(b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted, except as may be provided pursuant to Section 15.

(c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, as designated by the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; (iii) partly in cash and partly in such Shares or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Shares are issued to the Participant.

(d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of an Option to qualify for any reason as an ISO.

(e) Attestation. Wherever in the Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

7.	Terms and Conditions of SARs

(a) Grants. The Committee may grant (i) a SAR independent of an Option or (ii) a SAR in connection with an Option, or a portion thereof. A SAR granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

(b) Terms. The exercise price per Share of a SAR shall be an amount determined by the Committee but in no event shall such amount be less than 100% of the Fair Market Value of a Share on the date the SAR is granted; provided, however, that notwithstanding the foregoing in the case of a SAR granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each SAR granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the SAR. Each SAR granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. SARs may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the SAR is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for SARs, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares covered by SARs until the Shares are issued to the Participant.

(c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability of SARs as it may deem fit, but in no event shall a SAR be exercisable more than ten years after the date it is granted, except as may be provided pursuant to Section 15.

8.	Restricted Stock

(a) Grant. Subject to the provisions of the Plan, the Committee shall determine the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards. Notwithstanding any other provision, with respect to

(i) Shares of Restricted Stock that are subject to time-based vesting, but not performance-based vesting, not less than 95% of such Shares of Restricted Stock shall remain subject to forfeiture for at least three years after the date of grant, subject to earlier termination of such potential for forfeiture in whole or in part in the event of a Change in Control or the death, disability or other termination of the Participant’s Employment, and (ii) Shares of Restricted Stock that are subject to vesting upon the attainment of performance objectives, the minimum performance period shall be one year.

(b) Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Shares of Restricted Stock may be evidenced in such manner as the Committee shall determine in its sole discretion. If certificates representing Shares of Restricted Stock are registered in the name of the applicable Participant, the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions have lapsed. After the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver a certificate or other evidence of ownership of the Shares to the Participant.

(c) Dividends. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion; provided that, for Shares of Restricted Stock that are subject to vesting upon the attainment of a performance goal, dividends may be withheld and paid only with respect to those Restricted Shares for which the restrictions ultimately lapse and the Restricted Shares vest.

(d) Performance-Based Grants. Notwithstanding anything to the contrary herein, certain Shares of Restricted Stock granted under this Section 8 may, at the discretion of the Committee, be granted in a manner that is intended to be deductible by the Company under Section 162(m). The restrictions applicable to such Restricted Stock shall lapse based wholly or partially on the attainment of written performance goals approved by the Committee for a performance period of not less than one year established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates. The performance goals, which must be objective, shall be based on one or more of the criteria set forth in Section 9(b) below. The criteria may relate to the Company, one or more of its Affiliates or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the extent consistent with Section 162(m), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify prior to the release of the restrictions on the Shares. No such restrictions shall lapse for such performance period until such certification is made by the Committee.

9.	Other Stock-Based Awards

(a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”), including, but not limited to, Shares awarded as a bonus and not subject to any restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, restricted stock units, performance stock units, dividend equivalent units, stock equivalent units, and deferred stock units. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). Notwithstanding any other provision, with respect to (i) Other Stock-Based Awards settled in Shares that are subject to time-based vesting, but not performance-based vesting, not less than 95% of such Other Stock-Based Awards payable in Shares shall vest and become payable at least three years after the date of grant, subject to earlier vesting in whole or in part in the event of a Change in Control or the death, disability or other termination of the Participant’s Employment, and (ii) Other Stock-Based Awards settled in Shares that are subject to vesting upon the attainment of performance objectives, the minimum performance period shall be one year and dividend equivalents may be accrued and paid only with respect to the shares for which the Other Stock-Based Award ultimately vests.

(b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted in a manner which is intended to be deductible by the Company under Section 162(m) (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period of not less than one year established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates. The performance goals, which must be objective, shall be based on one or more of the following criteria: (i) operating income before depreciation and amortization (“OIBDA”), including adjusted OIBDA; (ii) operating income, including adjusted operating income; (iii) net income, including adjusted net income; (iv) earnings per share, including adjusted earnings per share; (v) return on stockholders’ equity; (vi) revenues or sales; (vii) free cash flow; (viii) return on invested capital, including adjusted return on invested capital; (ix) total stockholder return; and (x) cash flow from operations. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the extent consistent with Section 162(m), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

10.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Shares (including, without limitation, the value thereof) after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, combination, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to holders of Shares other than regular cash dividends, or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 19), as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards (including limits established for Restricted Stock or Other Stock-Based Awards) may be granted during a calendar year to any Participant, (iii) the Option Price of any Option or exercise price of any SAR and/or (iv) any other affected terms of such Awards.

(b) Change in Control. In the event of a Change in Control after the Effective Date, the Committee may (subject to Section 19), but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (B) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or SARs (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or SARs) over the aggregate Option Price of such Options or exercise price of such SARs, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the Change in Control, Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

11.	No Right to Employment or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the Employment of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

12.	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

13.	Nontransferability of Awards

Unless otherwise determined by the Committee (and subject to the limitation that in no circumstances may an Award may be transferred by the Participant for consideration or value), an

Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

14.	Amendments or Termination

The Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the stockholders of the Company, if (i) such action would (except as is provided in Section 10(a) of the Plan) increase the total number of Shares reserved for the purposes of the Plan or increase the maximum number of Shares of Restricted Stock or Other Stock-Based Awards that may be awarded hereunder, or the maximum number of Shares for which Awards may be granted to any Participant, or (ii) stockholder approval for such action is otherwise required by (A) any applicable law or regulation, (B) the rules of the NYSE or any successor exchange or quotation system on which the Shares may be then listed or quoted or (C) Section 162(m) (taking into consideration the exception provided by Treas. Reg. § 1.162-27(f)(iii)(4)), (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) to Section 5(b) of the Plan, relating to repricing of Options or SARs, to permit such repricing, without the prior approval of the Company’s stockholders; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

15.	International Participants

With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

16.	Other Benefit Plans

All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.

17.	Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws and, except as otherwise provided in the pertinent Award agreement, any and all disputes between a Participant and the Company or any Affiliate relating to an Award shall be brought only in a state or federal court of competent jurisdiction sitting in Manhattan, New York.

18.	Effectiveness of the Plan

The Plan shall be effective as of the Effective Date, subject to the approval of the stockholders of the Company.

19.	Section 409A

It is intended that the provisions of the Plan comply with Section 409A, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.

No Participant or the creditors of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

Notwithstanding any other provisions in the Plan or any Award agreement to the contrary, in the event that it is reasonably determined by the Company that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A. If, at the time of a Participant’s separation from service (within the meaning of Section 409A), (A) such Participant shall be a specified employee (within the meaning of Section 409A and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A), the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant. To the extent any amount made under the Plan to which Section 409A applies is payable in two or more installments, each installment payment shall be treated as a separate and distinct payment for purposes of Section 409A.

Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

ANNEX B

Proposed Amendment to the Company’s By-laws

The first paragraph of Section 3(b) of Article II of the Company’s By-laws is proposed to be amended as follows:

“(b) Stockholder Requested Special Meetings. Subject to the provisions of this Section 3(b), a special meeting of stockholders shall be called by a majority of the entire Board, or a Committee delegated such authority by the Board, in accordance with this paragraph, following receipt by the Secretary of the Corporation of a written request for a special meeting (a “Special Meeting Request”) from the record holders of shares representing at least ~~twenty-five~~ fifteen percent of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote in the election of directors of the Corporation, voting as a single class (the “Requisite Holders”), if such Special Meeting Request complies with the requirements of this Section 3(b) and all other applicable sections of these By-laws. The Board shall determine whether all requirements set forth in these By-laws have been satisfied and such determination shall be binding on the Corporation and its stockholders. If a Special Meeting Request is made that complies with this Section 3(b) and all other applicable sections of these By-laws, the Board may (in lieu of calling the special meeting requested in such Special Meeting Request) present an identical or substantially similar item (a “Similar Item”) for stockholder approval at any other meeting of stockholders that is held within 120 days after the Corporation receives such Special Meeting Request.”

B-1

Directions to Time Warner’s Annual Meeting

At Warner Bros. Studios in Burbank, California

FROM BEVERLY HILLS/

CENTURY CITY:

Take Beverly Drive North to Coldwater Canyon. Go North on Coldwater Canyon to the 101 Ventura Freeway East, to the 134 Ventura Freeway East. Exit at Pass Avenue. Go South (right) on Pass Avenue to Riverside Drive. Turn left onto

Riverside Drive to Hollywood Way. Turn right on Hollywood Way and proceed across Olive Avenue to Gate 4.

FROM BURBANK-GLENDALE-PASADENA

AIRPORT:

Take Hollywood Way South to Olive Avenue. Proceed across Olive Avenue to Gate 4.

FROM LOS ANGELES

INTERNATIONAL AIRPORT:

Take Century Boulevard East to the 405 San Diego Freeway North. Take the 101 Ventura Freeway East (toward Los Angeles) to the 134 Ventura Freeway East. Exit at Pass Avenue. Go South (right) on Pass Avenue to Riverside Drive. Turn left onto Riverside Drive to Hollywood Way. Turn right on Hollywood Way and proceed across Olive Avenue to Gate 4.

FROM DOWNTOWN

LOS ANGELES:

Take 101 Hollywood Freeway North and exit at Barham Boulevard (this is Cahuenga East). Turn right on Barham Boulevard. At bottom of hill go straight. The street name becomes Olive Avenue. Go around Studio to Hollywood Way. Turn right to Gate 4.

Return Directions

134 WEST – Exit Gate 4/Hollywood Way and turn right on Alameda.

134 EAST – Exit Gate 4/Hollywood Way and turn left on Riverside Drive.

002CS1A741

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C123456789

	000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE		000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext 000000000.000000 ext
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 21, 2010.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/TWX • Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA,

  US territories & Canada any time on a touch tone

  telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all nominees Proposals 1.

1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
01 - James L. Barksdale	☐	☐	☐	02 - William P. Barr	☐	☐	☐	03 - Jeffrey L. Bewkes	☐	☐	☐

04 - Stephen F. Bollenbach	☐	☐	☐	05 - Frank J. Caufield	☐	☐	☐	06 - Robert C. Clark	☐	☐	☐

07 - Mathias Döpfner	☐	☐	☐	08 - Jessica P. Einhorn	☐	☐	☐	09 - Fred Hassan	☐	☐	☐

10 - Michael A. Miles	☐	☐	☐	11 - Kenneth J. Novack	☐	☐	☐	12 - Deborah C. Wright	☐	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

	For	Against	Abstain		For	Against	Abstain

2. Ratification of Appointment of Independent Auditors.	☐	☐	☐	3. Company Proposal to Approve the Time Warner Inc. 2010 Stock Incentive Plan.	☐	☐	☐

4.  Company Proposal to Approve an Amendment to the
Company’s By-laws to Provide that Holders of at Least 15% of the Combined Voting Power of the Company’s Outstanding
Capital Stock May Request a Special Meeting of Stockholders.	☐	☐	☐

C	Proposals — The Board of Directors recommends a vote AGAINST Proposals 5, 6 and 7.

	For	Against	Abstain		For	Against	Abstain

5. Stockholder Proposal Regarding Simple Majority Vote.	☐	☐	☐	6. Stockholder Proposal Regarding Equity Retention Policy.	☐	☐	☐

7. Stockholder Proposal Regarding Advisory Resolution to Ratify Compensation of Named Executive Officers.	☐	☐	☐	In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - E ON BOTH SIDES OF THIS CARD.

¢	+

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — TIME WARNER INC.	+

Proxy Solicited on Behalf of the Board of Directors of

Time Warner Inc. for the Annual Meeting of Stockholders on May 21, 2010

The undersigned hereby acknowledges receipt of the Time Warner Inc. Notice of Annual Meeting and Proxy Statement and hereby constitutes and appoints Paul T. Cappuccio, Patricia Fili-Krushel and John K. Martin, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER INC. on Friday, May 21, 2010, and any adjournment or postponement thereof, and to vote on the matters indicated all the shares of Common Stock that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees listed, FOR Proposals 2, 3 and 4 and AGAINST Proposals 5, 6 and 7.

Please mark, date and sign this Proxy Card on the reverse side and return it promptly using the enclosed reply envelope or submit your proxy by telephone or the Internet.

Continued and to be voted on reverse side.

D	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance	☐
Mark box to the right if you plan to attend the Annual Meeting.

E	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - E ON BOTH SIDES OF THIS CARD.	+

You must provide instructions to the Trustee by May 18, 2010 for your instructions to be tabulated. You may issue instructions by telephone or the Internet until 11:59 P.M. (Eastern Time) on that day. If you are sending instructions by mail, the Trustee must receive your executed instruction card by 5:00 P.M. (Eastern Time) on May 18, 2010. If you submit your instructions by telephone or the Internet, there is no need to mail back your instruction card. If you do not provide instructions to the Trustee, the Trustee will vote your interests as required by the terms of the Plan and described on the reverse side of the card.

You may send your voting instructions to the Trustee on the Internet, over the telephone or by mail, as follows:

PROVIDE VOTING INSTRUCTIONS BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 18, 2010. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

PROVIDE VOTING INSTRUCTIONS BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 18, 2010. Have your voting instruction card in hand when you call and then follow the instructions.

PROVIDE VOTING INSTRUCTIONS BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M22694 - P92385	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

TIME WARNER INC.
Instructions to Vote on Directors - The Board of Directors recommends a vote FOR all nominees in Proposal 1.

1.	Election of Directors.

	Nominees:		For	Against	Abstain		Nominees Continued:		For	Against	Abstain
	1a.	James L. Barksdale	☐	☐	☐		1k.	Kenneth J. Novack	☐	☐	☐
	1b.	William P. Barr	☐	☐	☐		1l.	Deborah C. Wright	☐	☐	☐
	1c.	Jeffrey L. Bewkes	☐	☐	☐

	1d.	Stephen F. Bollenbach	☐	☐	☐	Instructions to Vote on Proposals - The Board of Directors recommends a vote FOR Proposals 2, 3 and 4 and AGAINST Proposals 5, 6 and 7.
	1e.	Frank J. Caufield	☐	☐	☐	2.	Ratification of Appointment of Independent Auditors.		☐	☐	☐
	1f.	Robert C. Clark	☐	☐	☐	3.	Company Proposal to Approve the Time Warner Inc. 2010 Stock Incentive Plan.		☐	☐	☐
	1g.	Mathias Döpfner	☐	☐	☐	4.

Company Proposal to Approve an

Amendment to the Company’s

By-laws to Provide that Holders

of at Least 15% of the Combined

Voting Power of the Company’s

Outstanding Capital Stock May

Request a Special Meeting

of Stockholders.

									☐	☐	☐
	1h.	Jessica P. Einhorn	☐	☐	☐	5.	Stockholder Proposal Regarding Simple Majority Vote.		☐	☐	☐
	1i.	Fred Hassan	☐	☐	☐	6.	Stockholder Proposal Regarding Equity Retention Policy.		☐	☐	☐
	1j.	Michael A. Miles	☐	☐	☐	7.	Stockholder Proposal Regarding Advisory Resolution to Ratify Compensation of Named Executive Officers.		☐	☐	☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date					Signature (Joint Owners)	Date

SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS

BY TELEPHONE, INTERNET OR MAIL

TIME WARNER SAVINGS PLAN

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Time Warner Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

please fold and detach card at perforation before mailing

M12217

Time Warner Inc.

CONFIDENTIAL VOTING INSTRUCTIONS

Instructions solicited by Fidelity Management Trust Company on behalf of the Board of Directors for the Time Warner Inc. Annual Meeting of Stockholders on May 21, 2010.

The undersigned hereby instructs Fidelity Management Trust Company (“Fidelity”), as Trustee, to vote as follows by proxy at the Annual Meeting of Stockholders of Time Warner Inc. to be held on May 21, 2010, and at any adjournment thereof, the undersigned’s proportionate interest in the shares of Time Warner Inc. Common Stock held in the Time Warner Inc. Stock Fund under the Time Warner Savings Plan (the “Plan”).

Under the provisions of the Trust relating to the Plan, Fidelity, as Trustee, is required to request your confidential instructions as to how your proportionate interests in the shares of Time Warner Inc. Common Stock held in the Time Warner Inc. Stock Fund under the Plan (an “interest”) is to be voted at the Annual Meeting of Stockholders scheduled to be held on May 21, 2010. Your instructions to Fidelity will not be divulged or revealed to anyone at Time Warner Inc. If Fidelity does not receive your instructions on or prior to 5:00 P.M. (Eastern Time) via a voting instruction card or 11:59 P.M. (Eastern Time) via telephone or the Internet on May 18, 2010, your interest, if any, attributable to (a) accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan (“PAYSOP”) and the WCI Employee Stock Ownership Plan (“WCI ESOP”) will not be voted and (b) the remainder of the Plan accounts, if any, will be voted at the Annual Meeting in the same proportion as other participants’ interests in the Plan for which Fidelity has received voting instructions (excluding PAYSOP and WCI ESOP accounts).

(PLEASE SIGN AND DATE ON THE REVERSE SIDE)